File No. 333-34844
 Investment Company Act File No. 811-09903

U.S. SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[_]

Post-Effective Amendment No. 59	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 61	[X]

(Check appropriate box or boxes.)

BNY MELLON FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
 (Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 922-6000

Bennett A. MacDougall, Esq.
200 Park Avenue
New York, New York 10166
 (Name and Address of Agent for Service)

COPY TO:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
 New York, New York 10038-4982
and
Donald W. Smith, Esq.
K&L Gates LLP
1601 K Street, N.W.
 Washington, D.C. 20006
It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
X	on May 31, 2016 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (Date) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BNY Mellon Income Stock Fund
Prospectus May 31, 2016

Class	Ticker
A	BMIAX
C	BMISX
I	BMIIX
Y	BMIYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
Fund Summary
Fund Summary	3

Fund Details
Goal and Approach	7
Investment Risks	7
Management	10

Shareholder Guide
Choosing a Share Class	12
Buying and Selling Shares	16
General Policies	18
Distributions and Taxes	20
Services for Fund Investors	21
Financial Highlights	23

For More Information
See back cover.

Fund Summary
Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain funds in the Dreyfus Family of Funds.  More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 12 of the prospectus and in the How to Buy Shares section  beginning on page III-1 of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Investment advisory fees	.65	.65	.65	.65
Distribution (12b-1) fees	none	.75	none	none
Other expenses
Shareholder services fees	.25	.25	none	none
Administrative fees	.12	.12	.12	.12
Other expenses of the fund**	.12	.11	.10	.03
Total annual fund operating expenses	1.14	1.88	.87	.80
*	Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
**	Other expenses of the fund are based on estimated amounts for the current fiscal year.
Example
The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$916	$1,167	$1,881
Class C	$291	$591	$1,016	$2,201
Class I	$89	$278	$482	$1,073
Class Y	$82	$255	$444	$990
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$916	$1,167	$1,881
Class C	$191	$591	$1,016	$2,201
Class I	$89	$278	$482	$1,073
Class Y	$82	$255	$444	$990
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance.  During the most recent fiscal year, the fund's portfolio turnover rate was 65.75% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income.  The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks.  The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies.  The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), but allocations may differ from those of the Dow Jones Index.  The fund invests primarily in common stocks but also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks.

Principal Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program.  The fund's share price fluctuates, sometimes dramatically, which means you could lose money.
•	Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.
•	Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.
•	Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.
•	Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.
•	Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.
•	Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class A shares from year to year.  The table compares the average annual total returns of the fund's Class A, Class C, Class I and Class Y shares to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities in the Dow Jones U.S. IndexSM, a broad-based index that is representative of the total U.S. equity market.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.  More recent performance information may be available at www.dreyfus.com.
The historical performance of the fund's Class M shares, which are not offered in this prospectus, is used to calculate the performance of the fund's shares shown in the bar chart and table.  Since Class A, Class C, Class I and Class Y shares are new, past performance information is not available for those classes of shares as of the date of this prospectus.  All of the fund's share classes invest in the same portfolio of securities.  Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.  The performance figures shown have not been adjusted to reflect differences in service and distribution fees; if these expenses had been reflected, the performance shown would have been lower.
After-tax performance is shown only for Class A shares (adjusted to reflect the sales load applicable to the fund's Class A shares) and is calculated based on the fund's Class M performance using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  After-tax performance of the fund's other share classes will vary.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-Year Total Returns as of 12/31 each year (%) Class A*
Best Quarter Q2, 2009: 17.95% Worst Quarter Q4, 2008: -19.85%
The year-to-date total return of the fund′s Class A shares as of March 31, 2016 was 1.41%.*

Average Annual Total Returns (as of 12/31/15)*
Class	1 Year	5 Years	10 Years
Class A returns before taxes	-5.17%	10.88%	6.12%
Class A returns after taxes on distributions	-7.75%	8.91%	4.43%
Class A returns after taxes on distributions and sale of fund shares	-1.02%	8.58%	4.66%
Class C returns before taxes	-0.24%	12.21%	6.74%
Class I returns before taxes	0.66%	12.21%	6.74%
Class Y returns before taxes	0.66%	12.21%	6.74%
Dow Jones Index reflects no deduction for fees, expenses or taxes	-1.64%	12.78%	6.50%
*	Reflects the performance of the fund's Class M shares, which are offered in a separate prospectus, adjusted in the table to reflect applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if these expenses had been reflected, the performance shown for Class A, C and I shares would have been lower.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.
John C. Bailer, Brian C. Ferguson and David S. Intoppa are the fund's primary portfolio managers.  Mr. Bailer has held that position since December 2011, and Messrs. Ferguson and Intoppa have held that position since December 2015.  Mr. Bailer is a chartered financial analyst, managing director and senior portfolio manager of the U.S. dividend-oriented High Dividend Income and Equity Income strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation.  Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of TBCAM.  Mr. Intoppa is a director and senior research analyst for the Dynamic Large Cap Value strategy at TBCAM.  Messrs. Bailer, Ferguson and Intoppa also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com.  If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to BNY Mellon Income Stock Fund, BNY Mellon Funds, P.O. Box 9882, Providence, Rhode Island 02940-8082.  If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Income Stock Fund, BNY Mellon Funds, P.O. Box 9879, Providence, Rhode Island 02940-8079.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.  Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.
Fund Details

Goal and Approach

The fund seeks total return (consisting of capital appreciation and income).  The fund's objective may be changed by the fund's board upon 60 days' prior notice to shareholders.  To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income.  The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks.  The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies.  The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market.  The fund's allocations, however, may differ from those of the Dow Jones Index.  The fund invests primarily in common stocks, but the fund's stock investments also may include convertible securities (up to 10% of the fund's assets), preferred stocks (up to 10% of the fund's assets), and American Depositary Receipts (ADRs), including those purchased in initial public offerings (IPOs).  The fund also may invest in fixed-income securities and money market instruments.
In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:
•	value, or how a stock is priced relative to its perceived intrinsic worth
•	growth, in this case the sustainability or growth of earnings
•	financial profile, which measures the financial health of the company
Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.
Finally, the investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.  The fund may at times overweight certain sectors in attempting to achieve higher yields.
The fund typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.
Although not a principal investment strategy, the fund may, but currently does not intend to, use exchange-traded derivatives, such as futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy.  The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

Investment Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.
•	Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.
•	Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.
•	Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.
•	Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.
•	Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.
•	Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value.
In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:
•	Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.
•	ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.
•	Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries currently are at or near historic lows.
•	Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.
•	Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments, such as swap agreements and forward contracts, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives. These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open. If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any. By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Future rules and regulations of the Securities and Exchange Commission may impact the fund's operations as described in this prospectus.
•	Leverage risk. The use of leverage, such as lending portfolio securities and entering into futures contracts or forward currency contracts, may magnify the fund's gains or losses.
•	IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.
•	Temporary defensive position risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.
•	Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.
•	Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Management

The investment adviser for the fund is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $229 billion in 161 mutual fund portfolios.  For the past fiscal year, the fund paid the investment adviser an investment advisory fee at the annual rate of 0.65% of the fund's average daily net assets.  A discussion regarding the basis for the board's approving the fund's investment advisory agreement with the investment adviser is available in the fund's annual report for the fiscal year ended August 31, 2015.  The investment adviser has contractually agreed, until June 1, 2017, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of Class A, C, I or Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90%.  On or after June 1, 2017, the fund's investment adviser may terminate this expense limitation at any time.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $29.1 trillion in assets under custody and administration and $1.6 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.
The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success.  For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.  This approach is designed to provide each fund with a distinct, stable identity.
John C. Bailer, Brian C. Ferguson and David S. Intoppa are the fund's primary portfolio managers.  Mr. Bailer has held that position since December 2011, and Messrs. Ferguson and Intoppa have held that position since December 2015.  Mr. Bailer is a chartered financial analyst, managing director and senior portfolio manager of the U.S. dividend-oriented High Dividend Income and Equity Income strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since November 1992.  In September 2003, he became a dual employee of TBCAM and Dreyfus.  Mr. Ferguson is a senior vice president and director of the U.S. Large Cap Value Equity Team of TBCAM, where he has been employed since June 1997.  In October 2002, he became a dual employee of TBCAM and Dreyfus.  Mr. Intoppa is a director and senior research analyst for the Dynamic Large Cap Value strategy at TBCAM, where he has been employed since 2006.  In December 2015, he became a dual employee of TBCAM and Dreyfus.  Messrs. Bailer, Ferguson and Intoppa manage the fund as employees of Dreyfus.
The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.
MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser, serves as distributor of the fund.  Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively.  The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund (except Class Y shares) or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by the fund to those intermediaries.  Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments.  These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from the investment adviser's or MBSC's own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.
The fund, the investment adviser, and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.  The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage the fund.
Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party financial intermediary, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan.  Financial intermediaries with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus or the SAI.  Accordingly, the availability of certain share classes, sales charge reductions or waivers and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper.  To be eligible for the share classes, sales charge reductions or waivers and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund's distributor.  Consult a representative of your financial intermediary or Retirement Plan for further information.
This prospectus offers Class A, C, I and Y shares of the fund.
Your financial intermediary may receive different compensation for selling one class of shares than for selling another class.  It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge:  to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.  A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.  Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.
A complete description of these classes follows.  Financial intermediaries purchasing fund shares on behalf of their clients determine the share classes available for their clients.  You should review these arrangements with your financial representative before determining which class to invest in.
Class A Shares
When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.  The amount of the initial sales charge is based on the size of your investment, as the following table shows.  We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").  Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.
Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares.  Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:
•	plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and
•	qualify for a reduced or waived sales charge
If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-
No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.
Sales Charge Reductions and Waivers
To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund's distributor, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver.  If you do not let your financial intermediary or the fund's distributor, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled.  In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund's distributor, as applicable, with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus-managed funds held in accounts with that financial intermediary, other financial intermediaries or the fund's distributor.  You should consult a representative of your financial intermediary.  Additional information regarding reductions and waivers of sales charges is available, free of charge, at www.dreyfus.com and in the SAI.
You can reduce your initial sales charge in the following ways:
•	Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus-managed funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus-managed funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.
•	Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus-managed funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
•	Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus-managed funds , in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.
Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:
•	full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates
•	board members of Dreyfus and board members of the Dreyfus Family of Funds
•	full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor
•	"wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards
•	qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor for fund accounts maintained with the distributor
•	investors who purchase Class A shares directly through the fund's distributor for fund accounts maintained with the distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee
•	investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor. Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee
•	investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account
•	members of qualified affinity groups who purchase Class A shares directly through the fund's distributor for fund accounts maintained with the distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor
•	Retirement Plans, provided that such Class A shares are purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the fund's distributor relating to such services, or are purchased directly through the fund's distributor
•	shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans, provided that the rollover (except in the case of a rollover from a Dreyfus-sponsored Retirement Plan) is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account
Class C Shares
Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares.  However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%.  Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares.  Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.  While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.
Class I Shares
Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge.  There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.
Class I shares may be purchased by:
•	bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients
•	institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares
•	law firms or attorneys acting as trustees or executors/administrators
•	foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares
•	sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor
•	advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available
•	certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by the investment adviser and are not eligible to purchase Class Y shares
•	unaffiliated investment companies approved by the fund's distributor
Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients.  Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.
Class Y Shares
Class Y shares are not subject to an initial sales charge or any service or distribution fees.  There also is no CDSC imposed on redemptions of Class Y shares.  The fund, the investment adviser or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will the investment adviser or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.
Class Y shares of the fund may be purchased by:
•	institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million
•	Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain a super-omnibus account with the fund, provided that, in each case, they have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million or have, in the opinion of the investment adviser, adequate intent and availability of assets to reach a future level of investment of $1 million or more in Class Y shares of the fund
•	certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by the investment adviser and make an initial investment in Class Y shares of the fund of at least $1 million
•	certain funds in the Dreyfus Family of Funds
Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes.  With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans.  Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, the investment adviser or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund.  The investment adviser, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.
Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients.  Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.
CDSC Waivers
The fund's CDSC on Class A and C shares may be waived in the following cases:
•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased
•	redemptions made within one year of death or disability of the shareholder
•	redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½
•	redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually
•	redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the fund's distributor relating to such services, or were purchased directly through the fund's distributor

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  When calculating NAVs, equity investments are valued on the basis of market quotations or official closing prices.  Investments in debt securities generally are valued based on values supplied by an independent pricing service approved by the Trust's board.  The pricing service's procedures are reviewed under the general supervision of the board.  If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the Trust's board.  Fair value of investments may be determined by the Trust's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the Trust's board.
Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV.  If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be com-pletely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.  Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.
Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
How to Buy Shares
By Mail.
Regular Accounts.  To open a regular account, complete an application and mail it, together with a check payable to BNY Mellon Funds, to the appropriate address below.  To purchase additional shares in a regular account, mail a check payable to BNY Mellon Funds (with your account number on your check), together with an investment slip, to the appropriate address below.
IRA Accounts.  To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made.  When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip.  Make checks payable to BNY Mellon Funds, and mail to the appropriate address below.
Mailing Address.  If you are investing directly through the fund, mail to:
BNY Mellon Income Stock Fund
BNY Mellon Funds
P.O. Box 9879
 Providence, Rhode Island 02940-8079
If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:
BNY Mellon Income Stock Fund
BNY Mellon Funds
P.O. Box 9882
 Providence, Rhode Island 02940-8082
If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.
Electronic Check or Wire.  To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.
Telephone or Online.  To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.  In order to do so, you must have elected the TeleTransfer Privilege on your account application or a Shareholder Services Form.  See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information.  Institutional Direct accounts are not eligible for online services.
Automatically.  You may purchase additional shares in a regular or IRA account by selecting one of the automatic investment services made available to the fund on your account application or service application.  See "Services for Fund Investors."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  The minimum initial investment for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs (other than Coverdell Education Savings Accounts) is $750, with no minimum subsequent investment.  The minimum initial investment for Dreyfus-sponsored Coverdell Education Savings Accounts is $500, with no minimum subsequent investment.  Subsequent investments made through TeleTransfer are subject to a $100 minimum and a $150,000 maximum.  All investments must be in U.S. dollars.  Third-party checks, cash, travelers' checks or money orders will not be accepted.  You may be charged a fee for any check that does not clear.
How to Sell Shares
You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  Any certificates representing fund shares being sold must be returned with your redemption request.  Your order will be processed promptly and you will generally receive the proceeds within seven days.
To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.  As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived.  Consult your financial representative or refer to the SAI for additional details.
Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:
•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares
•	the fund will not process wire, telephone, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares
By Mail.
Regular Accounts.  To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds.  Mail your request to the appropriate address below.
IRA Accounts.  To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld.  Mail your request to the appropriate address below.
Mailing Address.  If you invested directly through the fund, mail to:
BNY Mellon Income Stock Fund
BNY Mellon Funds
P.O. Box 9879
 Providence, Rhode Island 02940-8079
If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:
BNY Mellon Income Stock Fund
BNY Mellon Funds
P.O. Box 9882
 Providence, Rhode Island 02940-8082
If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.
A medallion signature guarantee is required for some written sell orders.  These include:
•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
•	requests to send the proceeds to a different payee or address
•	amounts of $100,000 or more
A medallion signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call to ensure that your medallion signature guarantee will be processed correctly.
Telephone or Online.  To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.  Institutional Direct accounts are not eligible for online services.
By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day).  For redemption requests made online through www.dreyfus.com or through Dreyfus Express(R) automated account access system, there is a $100,000 per day limit.
If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account.  See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information.
Automatically.  You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.  See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.
The fund reserves the right to reject any purchase or exchange request in whole or in part.  All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI.  Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.
If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein.  Banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set up different minimum investments or limitations on buying or selling shares.  Please consult your financial representative.
The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, the investment adviser and the Trust's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.
The fund also reserves the right to:
•	change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions
•	change its minimum or maximum investment amounts
•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
•	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
•	refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser's view, is likely to engage in frequent trading
Any securities distributed in kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.
More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.
Transactions made through Automatic Withdrawal Plans, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.  For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.
The investment adviser monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading.  The investment adviser considers the investor's trading history in other accounts under common ownership or control, in other BNY Mellon Funds and in funds in the Dreyfus Family of Funds, and, if known, in non-affiliated mutual funds and accounts under common control.  These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day.  The investment adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.
Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  The investment adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide the investment adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If the investment adviser determines that any such investor has engaged in frequent trading of fund shares, the investment adviser may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.
Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy.  At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy.  If you are investing in fund shares through an intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.
To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.
Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.
Small Account Policies
To offset the relatively higher costs of servicing smaller accounts, the fund may charge regular accounts with balances below $2,000 an annual fee of $12.  The fee generally will be imposed during the fourth quarter of each calendar year.
No small account fee will be charged: any investor whose aggregate fund and Dreyfus-managed mutual fund investments total at least $25,000; IRA accounts; Retirement Plan accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.
If your account falls below $500, the fund may ask you to increase your balance.  If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.
Escheatment
If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration.  The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold.  It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions.  The fund, the fund's transfer agent and the investment adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses.  The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The fund normally pays dividends monthly and capital gain distributions annually.  Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.  There are no fees or sales charges on reinvestments.
Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan).  For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income.  Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.
High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.
If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.
Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.
The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone's tax situation is unique, please consult your tax adviser before investing.
Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors.  If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all.  Consult a representative of your financial intermediary or Retirement Plan for further information.
Automatic Services
Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  These services are not available for Class Y shares.  For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.
Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.
Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.
Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.
Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another BNY Mellon fund or a fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another BNY Mellon fund or a fund in the Dreyfus Family of Funds.  Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.
Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another BNY Mellon fund or a fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another BNY Mellon fund or a fund in the Dreyfus Family of Funds.
Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000.  Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.
Fund Exchanges
Generally, you can exchange shares worth $500 or more (no minimum for Dreyfus-sponsored Retirement Plans and Dreyfus-sponsored IRAs) into shares of the same class, or another class in which you are eligible to invest, of another BNY Mellon fund or a fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another BNY Mellon fund or a fund in the Dreyfus Family of Funds.  You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.
Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request.  If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.  See the SAI for more information regarding exchanges.
Conversion Feature
Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class.  Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion.  The fund reserves the right to refuse any conversion request.
Wire Redemption and TeleTransfer Privileges
To redeem shares from your Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the TeleTransfer Privilege.  To purchase additional shares of your Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the TeleTransfer Privilege.  You can set up the Wire Redemption Privilege and TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative.  Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or TeleTransfer Privileges.  Institutional Direct accounts are not eligible for the Wire Redemption or TeleTransfer Privileges initiated online.
Account Statements
Every Fund investor automatically receives regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.
Reinvestment Privilege
If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.
Express Voice-Activated Account Access
You can check your account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Express Voice-Activated System.  You may also be able to purchase fund shares and/or transfer money between your Dreyfus-managed funds using Express Voice -Activated System.  Certain requests require the services of a representative.

Financial Highlights

As Class A, C, I and Y shares are new, financial highlights information is not available for these share classes as of the date of this prospectus.

For More Information
BNY Mellon Income Stock Fund
A series of BNY Mellon Funds Trust
SEC file number:  811-09903
More information on this fund is available free upon request, including the following:
Annual/Semiannual Report
Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.  The fund's most recent annual and semiannual reports are available at www.dreyfus.com.
Statement of Additional Information (SAI)
Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).  The SAI is incorporated by reference (and is legally considered part of this prospectus)
Portfolio Holdings
Dreyfus-managed funds generally disclose, at www.dreyfus.com under Products and Performance, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag.  From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  Dreyfus-managed money market funds generally disclose, also at www.dreyfus.com under Products and Performance, their complete schedule of holdings daily.  A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.
A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.
To Obtain Information
By telephone.  Call 1-800-DREYFUS (inside the U.S. only)
By mail.
BNY Mellon Funds
144 Glenn Curtiss Boulevard
 Uniondale, NY 11556-0144
By E-mail.  Send your request to info@dreyfus.com
On the Internet.  Certain fund documents can be viewed online or downloaded from:
SEC:  http://www.sec.gov
Dreyfus:  http://www.dreyfus.com
You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.
This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

© 2016 MBSC Securities Corporation 4029P0516

STATEMENT OF ADDITIONAL INFORMATION
December 31, 2015, as revised May 31, 2016
This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time.  To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the Trust at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:  Wealth Management Clients and Investment Advisory Firm Clients – call toll free 1-888-281-7350 (1-617-248-3014 outside the U.S.); Individual Account Holders of Class M shares and Investor shares (other than BNY Mellon Wealth Brokerage Clients) – call toll free 1-800-DREYFUS; holders of Class A, Class C, Class I or Class Y shares of BNY Mellon Income Stock Fund – call your financial advisor or call toll free 1-800-DREYFUS; BNY Mellon Wealth Brokerage Clients – call toll free 1-800-830-0549 – Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors; and participants in Qualified Employee Benefit Plans and Retirement Plans – call toll free 1-877-774-0327.
The most recent annual report and semi-annual report to shareholders for the funds are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI.  All classes of a fund have the same prospectus date, except if otherwise indicated.  Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year.  The term "last fiscal year" means the most recently completed fiscal year ended August 31st.  Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Prospectus Date
BNY Mellon Asset Allocation Fund	AAF	Class M/MPBLX Investor/MIBLX	December 31st
BNY Mellon Bond Fund	BF	Class M/MPBFX Investor/MIBDX	December 31st
BNY Mellon Corporate Bond Fund	CBF	Class M/BYMMX Investor/BYMIX	December 31st
BNY Mellon Emerging Markets Fund	EMF	Class M/MEMKX Investor/MIEGX	December 31st
BNY Mellon Focused Equity Opportunities Fund	FEOF	Class M/MFOMX Investor/MFOIX	December 31st
BNY Mellon Government Money Market Fund	GMMF	Class M/MLMXX Investor/MLOXX	December 31st
BNY Mellon Income Stock Fund	ISF	Class M/MPISX Investor/MIISX	December 31st
		Class A/BMIAX Class C/BMISX Class I/BMIIX Class Y/BMIYX	May 31st
BNY Mellon Intermediate Bond Fund	IBF	Class M/MPIBX Investor/MIIDX	December 31st
BNY Mellon International Appreciation Fund	IAF	Class M/MPPMX Investor/MARIX	December 31st
BNY Mellon International Equity Income Fund	IEIF	Class M/MLIMX Investor/MLIIX	December 31st
BNY Mellon International Fund	IF	Class M/MPITX Investor/MIINX	December 31st
BNY Mellon Large Cap Market Opportunities Fund	LCMOF	Class M/MMOMX Investor/MMOIX	December 31st

BNY Mellon Large Cap Stock Fund	LCSF	Class M/MPLCX Investor/MILCX	December 31st
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MIMBF	Class M/MMBMX Investor/MMBIX	December 31st
BNY Mellon Mid Cap Multi-Strategy Fund	MCMF	Class M/MPMCX Investor/MIMSX	December 31st
BNY Mellon Municipal Opportunities Fund	MOF	Class M/MOTMX Investor/MOTIX	December 31st
BNY Mellon National Intermediate Municipal Bond Fund	NIMBF	Class M/MPNIX Investor/MINMX	December 31st
BNY Mellon National Municipal Money Market Fund	NMMMF	Class M/MOMXX Investor/MNTXX	December 31st
BNY Mellon National Short-Term Municipal Bond Fund	NSMBF	Class M/MPSTX Investor/MINSX	December 31st
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	NYITBF	Class M/MNYMX Investor/MNYIX	December 31st
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	PIMBF	Class M/MPPIX Investor/MIPAX	December 31st
BNY Mellon Short-Term U.S. Government Securities Fund	SUSGSF	Class M/MPSUX Investor/MISTX	December 31st
BNY Mellon Small Cap Multi-Strategy Fund	SCMF	Class M/MPSSX Investor/MISCX	December 31st
BNY Mellon Small/Mid Cap Multi-Strategy Fund	SMCMF	Class M/MMCMX Investor/MMCIX	December 31st
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	TLCMF	Class M/MTSMX Investor/MTSIX	December 31st

TABLE OF CONTENTS

PART I

BOARD INFORMATION	I-1
Information About Each Board Member's Experience, Qualifications, Attributes or Skills	I-1
Committee Meetings	I-4
Board Members' and Officers' Fund Share Ownership	I-4
Board Members' Compensation	I-6

OFFICERS	I-6

CERTAIN PORTFOLIO MANAGER INFORMATION	I-8

MANAGER'S AND SUB-ADVISERS' COMPENSATION; COMPLIANCE SERVICES	I-14
Manager's and Sub-Advisers' Compensation	I-14
Compliance Services	I-15

ADMINISTRATION COMPENSATION	I-16

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION	I-17

OFFERING PRICE	I-19

RATINGS OF MUNICIPAL BONDS	I-19

RATINGS OF MUNICIPAL OBLIGATIONS	I-20

RATINGS OF CORPORATE AND GOVERNMENT DEBT SECURITIES	I-20

SECURITIES OF REGULAR BROKERS OR DEALERS	I-21

COMMISSIONS	I-23

PORTFOLIO TURNOVER VARIATION	I-25

SHARE OWNERSHIP	I-26

PART II

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	II-1
Funds other than Money Market Funds	II-1
BNY Mellon Emerging Markets Fund	II-19
BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Municipal
Opportunities Fund and BNY Mellon National Short-Term Municipal Bond Fund	II-19
BNY Mellon International Equity Income Fund	II-19
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	II-19
BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal
Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon
National Short-Term Municipal Bond Fund, BNY Mellon New York
Intermediate Tax-Exempt Bond	II-19
BNY Mellon Municipal Opportunities Fund	II-19
BNY Mellon National Intermediate Municipal Bond Fund and
BNY Mellon National Short-Term Municipal Bond Fund	II-19
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	II-20
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	II-20
Money Market Funds	II-21
BNY Mellon National Municipal Money Market Fund	II-21

INVESTMENT RESTRICTIONS	II-23
Fundamental Policies	II-23
Nonfundamental Policies	II-25
Policies Related to Fund Names	II-26

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE	II-27

ADMINISTRATION AGREEMENT	II-27

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	II-28

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES	II-29
Massachusetts	II-29
General Information	II-29
Commonwealth Finances	II-29
Cash Flow	II-29
Fiscal Year 2015	II-29
Fiscal Year 2016	II-30
Fiscal Year 2017	II-30
Commonwealth Revenues	II-31
Federal and Other Non-Tax Revenues	II-31
Commonwealth Expenditures	II-33
Commonwealth Financial Support for Local Governments	II-33
Medicaid	II-33
Other Health and Human Services	II-34
Commonwealth Pension Obligations	II-34
Higher Education	II-35
Capital Spending	II-35
Massachusetts Bay Transportation Authority	II-35
Commonwealth Indebtedness	II-35
General Authority to Borrow	II-35
General Obligation Debt	II-35
Special Obligation Debt	II-36
Litigation	II-37
Programs and Services	II-37
Medicaid Audits and Regulatory Reviews	II-39
Environmental Matters	II-39
Taxes and Other Revenues	II-40
Other Litigation	II-41
New York	II-41
Economic Trends	II-41
U.S. Economy	II-41
State Economy	II-42
The City of New York	II-42
Other Localities	II-42
Special Considerations	II-43
State Finances	II-44
Prior Fiscal Year Results	II-44
Fiscal Year 2015-16 Enacted Budget Financial Plan	II-45
Fiscal Year 2016-17 Executive Budget	II-46
Cash Position	II-46
State Indebtedness General	II-46
Limitations on State-Supported Debt	II-47
State-Supported Debt	II-47
Ratings	II-48
Fiscal Year 2015-16 State Supported Borrowing Plan	II-48
Pension and Retirement Systems	II-48
Litigation and Arbitration—General	II-49
Real Property Claims	II-49
Tobacco Master Settlement Agreement	II-50
Arbitration Related to Tobacco Master Settlement Agreement	II-51
Medicaid Nursing Home Rate Methodology	II-51
School Aid	II-52
Canal System Financing	II-53
Pennsylvania	II-53
General Information	II-53
Description of Funds	II-54
Revenues	II-55
Expenditures	II-55
Education	II-55
Public Health and Human Services	II-55
Transportation	II-56
Financial Performance	II-57
Fiscal Year 2013 Financial Results (Budgetary Basis)	II-57
Fiscal Year 2014 Financial Results (Budgetary Basis)	II-57
Fiscal Year 2015 Budget	II-58
Proposed Fiscal Year 2016 Budget	II-58
Motor License Fund—Fiscal Years 2013-15(Budgetary Basis)	II-58
State Lottery Fund—Fiscal Years 2013-15 (Budgetary Basis)	II-59
Commonwealth Indebtedness	II-59
Ratings	II-61
Unemployment Compensation	II-61
Pensions and Retirement Systems	II-61
Litigation	II-62

PART III

HOW TO BUY SHARES	III-1
Information Regarding the Offering of Share Classes	III-1
Investment Minimums	III-3
Small Account Policies	III-4
In-Kind Purchases	III-4
TeleTransfer Privilege	III-4
Converting Shares	III-4
Taxpayer ID Number	III-5
Frequent Purchases and Exchanges (non-money market funds only)	III-5
Information Pertaining to Certain Purchase Orders	III-5
Reopening an Account (Class A, Class C, Class I and Class Y Shares only)	III-7

HOW TO REDEEM SHARES	III-7
Class M and Investor Shares	III-8
Contingent Deferred Sales Charge (BNY Mellon Income Stock Fund only)	III-8
Redemption Through an Authorized Entity (Class A, Class C, Class I and Class Y Shares)	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
TeleTransfer Privilege	III-10
Reinvestment Privilege (Class A Shares)	III-10
Medallion Signature Guarantees	III-10
Redemption Commitment	III-11
Suspension of Redemptions	III-11

SHAREHOLDER SERVICES	III-11
Fund	III-11
Auto-Exchange Privilege	III-13
Automatic Asset Builder®	III-13
Government Direct Deposit Privilege	III-13
Payroll Savings Plan	III-14
Dividend Options	III-14
Dividend Sweep	III-14
Dividend ACH	III-14
Automatic Withdrawal Plan	III-14
Letter of IntentClass A Shares	III-15
Retirement Plans and IRAsBNY Mellon Income Stock Fund	III-16

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN	III-16

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-17
All Funds other than Money Market Funds	III-17
Equity Securities	III-17
Common Stock	III-17
Preferred Stock	III-17
Convertible Securities	III-18
Warrants and Stock Purchase Rights	III-19
IPOs	III-19
Fixed-Income Securities	III-19
U.S. Government Securities	III-20
Corporate Debt Securities	III-21
Ratings of Securities; Unrated Securities	III-21
High Yield and Lower-Rated Securities	III-22
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-23
Inflation-Indexed Securities	III-24
Variable and Floating Rate Securities	III-24
Participation Interests and Assignments	III-25
Mortgage-Related Securities	III-26
Asset-Backed Securities	III-30
Collateralized Debt Obligations	III-30
Municipal Securities	III-31
Taxable Investments (municipal or other tax-exempt funds only)	III-36
Funding Agreements	III-36
Real Estate Investment Trusts (REITs)	III-36
Money Market Instruments	III-37
Bank Obligations	III-37
Repurchase Agreements	III-37
Commercial Paper	III-37
Foreign Securities	III-37
Emerging Markets	III-38
Depositary Receipts and New York Shares	III-40
Sovereign Debt Obligations	III-40
Eurodollar and Yankee Dollar Investments	III-42
Investment Companies	III-42
Private Investment Funds	III-42
Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)	III-42
Exchange-Traded Notes	III-43
Derivatives	III-43
Futures Transactions	III-45
Options	III-46
Swap Transactions	III-47
Contracts for Difference	III-49
Credit Linked Securities	III-50
Credit Derivatives	III-50
Structured Securities and Hybrid Instruments	III-50
Participation Notes	III-51
Custodial Receipts	III-51
Combined Transactions	III-52
Future Developments	III-52
Foreign Currency Transactions	III-52
Commodities	III-53
Short-Selling	III-53
Lending Portfolio Securities	III-54
Borrowing Money	III-54
Borrowing Money for Leverage	III-54
Reverse Repurchase Agreements	III-55
Forward Commitments	III-55
Forward Roll Transactions	III-55
Illiquid Securities	III-56
Illiquid Securities Generally	III-56
Section 4(2) Paper and Rule 144A Securities	III-56
Non-Diversified Status	III-56
Cyber Security Risk	III-56
Investments in the Technology Sector	III-57
Investments in the Real Estate Sector	III-57
Investments in the Natural Resources Sector	III-58
Money Market Funds	III-58
Ratings of Securities	III-58
Treasury Securities	III-58
U.S. Government Securities	III-58
Repurchase Agreements	III-59
Bank Obligations	III-59
Bank Securities	III-60
Floating and Variable Rate Obligations	III-61
Participation Interests	III-61
Asset-Backed Securities	III-61
Commercial Paper	III-61
Investment Companies	III-61
Foreign Securities	III-61
Municipal Securities	III-62
Derivative Products	III-62
Stand-By Commitments	III-62
Taxable Investments (municipal or other tax-exempt funds only)	III-62
Illiquid Securities	III-62
Borrowing Money	III-62
Reverse Repurchase Agreements	III-62
Forward Commitments	III-62
Interfund Borrowing and Lending Program	III-63
Lending Portfolio Securities	III-63

RATING CATEGORIES	III-63
S&P	III-63
Moody's	III-65
Fitch	III-67
DBRS	III-69

ADDITIONAL INFORMATION ABOUT THE BOARD	III-70
Board's Oversight Role in Management	III-70
Board Composition and Leadership Structure	III-71
Additional Information About the Board and Its Committees	III-71

MANAGEMENT ARRANGEMENTS	III-71
The Manager	III-71
Sub-Advisers	III-72
Portfolio Managers and Portfolio Manager Compensation	III-72
BNY Mellon Wealth Management	III-72
HGCM	III-73
Mellon Capital	III-73
Robeco	III-74
TBCAM	III-74
Walter Scott	III-75
Certain Conflicts of Interest with Other Accounts	III-75
Code of Ethics	III-76
Distributor	III-76
Transfer and Dividend Disbursing Agent and Custodian	III-77
Annual Anti-Money Laundering Program Review	III-77
Funds' Compliance Policies and Procedures	III-77
Escheatment	III-77

DETERMINATION OF NAV	III-78
Valuation of Portfolio Securities (funds other than money market funds)	III-78
Valuation of Portfolio Securities (money market funds only)	III-79
Calculation of NAV	III-79
Expense Allocations	III-80
NYSE and Transfer Agent Closings	III-80

DIVIDENDS AND DISTRIBUTIONS	III-80
Funds other than Money Market Funds	III-80
Money Market Funds	III-81

TAXATION	III-81
Taxation of the Funds	III-81
Taxation of Fund Distributions (Funds other than Municipal or Other Tax-Exempt Funds)	III-83
Sale, Exchange or Redemption of Shares	III-84
PFICs	III-85
Non-U.S. Taxes	III-86
Foreign Currency Transactions	III-86
Financial Products	III-86
Payments with Respect to Securities Loans	III-86
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-87
Inflation-Indexed Treasury Securities	III-87
Certain Higher-Risk and High Yield Securities	III-87
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-87
State Municipal Funds	III-88
Investing in Mortgage Entities	III-88
Tax-Exempt Shareholders	III-89
Backup Withholding	III-89
Foreign (Non-U.S.) Shareholders	III-89
The Hiring Incentives to Restore Employment Act	III-91
Possible Legislative Changes	III-91
Other Tax Matters	III-91

PORTFOLIO TRANSACTIONS	III-91
Trading the Funds' Portfolio Securities	III-92
Soft Dollars	III-94
IPO Allocations	III-95

DISCLOSURE OF PORTFOLIO HOLDINGS	III-95

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES	III-97
Proxy Voting By Dreyfus	III-97
Summary of BNY Mellon's Proxy Voting Guidelines	III-98
Voting Proxies of Designated BHCs	III-106
Summary of the ISS Guidelines	III-106

GLOSSARY	III-119

PART I
BOARD INFORMATION
Information About Each Board Member's Experience, Qualifications, Attributes or Skills
Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships during the past five years, are shown below.  All of the board members are Independent Board Members.  The address of each board member is 200 Park Avenue, New York, New York 10166.
Name Year of Birth Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Patrick J. O'Connor 1943 Chairman of the Board (2000)	Attorney, Cozen O'Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007	N/A
John R. Alchin 1948 Board Member (2008)	Retired since 2007 Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007	Polo Ralph Lauren Corporation, a retail clothing and home furnishings company, Director (2007 - present)
Ronald R. Davenport 1936 Board Member (2000)	Chairman of Sheridan Broadcasting Corporation since July 1972	N/A
Jack Diederich 1937 Board Member (2000)	Retired; Executive Vice President - Chairman's Counsel of Alcoa Inc. from 1991 to 1997	N/A
Kim D. Kelly 1956 Board Member (2008)
Consultant since 2005
Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013
Chief Restructuring Officer of Equity Media Holdings Corporation from December 2008 to July 2010
MCG Capital Corporation, a business development company, Director (2004 – August 2015) Broadview Networks Holdings, Inc., Director and Chair (August 2011 - November 2012)
Kevin C. Phelan 1944 Board Member (2000)	Mortgage Banker, Colliers International, since March 1978, including Co-Chairman since 2010, President since 2007 and Executive Vice President and Director from March 1998 to September 2007	N/A
Patrick J. Purcell 1947 Board Member (2000)
Owner, President and Publisher of the Boston Herald since February 1994
President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
President and Chief Executive Officer, Herald Media since 2001
N/A
Thomas F. Ryan, Jr. 1941 Board Member (2000)	Retired since April 1999 President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999	RepliGen Corporation, a biopharmaceutical company, Director (2002 - present)
Maureen M. Young 1945 Board Member (2000)	Retired since 2007 Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007	N/A
Each of the board members serves on the board's audit, nominating, litigation and pricing committees
Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members.  The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness.  However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees.  To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Trust's or the Manager's counsel; counsel to the Trust and to the board have significant experience advising funds and fund board members.  The board and its committees have the ability to engage other experts as appropriate.  The board evaluates its performance on an annual basis.
•	Patrick J. O'Connor – Mr. O'Connor is Vice Chairman of the law firm Cozen O'Connor, P.C., where his practice involves litigation arising out of contracts, banking matters, estates, professional liability, healthcare and aviation-related claims. Mr. O'Connor has served as a fellow or board member of a number of legal, professional, civic and educational organizations. In addition, Mr. O'Connor is a member of the Board of Directors of Crowley Chemical Company, Inc. and Chairman of the Board of Trustees of Temple University. Mr. O'Connor served as Chairman of Franklin Security Bank from 2008 to 2014.
•	John R. Alchin – From 1990 to 2007, Mr. Alchin served in various roles, including Executive Vice President, Co-Chief Financial Officer and Treasurer, as an executive of the Comcast Corporation. Prior to joining Comcast in 1990, Mr. Alchin was a Managing Director of Toronto Dominion Bank from May 1980 to January 1990. Mr. Alchin served as a member of the Board of Directors of Big Brothers Big Sisters of Southeastern Pennsylvania from 2003 to 2012. Mr. Alchin is an Advisory Board Member of MANNA (Metropolitan AIDS Neighborhood Nutrition Alliance), and a Trustee of the Philadelphia Museum of Art and Chairman of the Museum's Finance Committee.
•	Ronald R. Davenport – Mr. Davenport is Chairman, and one of the original founders, of Sheridan Broadcasting Corporation, and Co-Chairman of American Urban Radio Networks. Mr. Davenport was Dean of the Duquesne University School of Law from 1970 to 1982, and served as a member of the President's Commission on White House Fellowships and on the National Board of the United States Chamber of Commerce. Mr. Davenport was a Director of Blaylock & Partners, L.P., an investment banking firm, from 2005 to 2006. He is a former member of the National Urban League Board of Directors and former President of the Urban League of Pittsburgh.
•	Jack Diederich –Mr. Diederich served as Executive Vice President—Chairman's Counsel of Aluminum Company of America (Alcoa) from August 1991 to January 1997. Mr. Diederich serves on the Boards of Directors of Continental Mills, Inc. and Pittsburgh Parks Conservancy.
•	Kim D. Kelly – Ms. Kelly currently serves as a consultant, primarily to private equity firms, in the media and restructuring fields. Most recently, from December 2008 to June 2010, Ms. Kelly served as Chief Restructuring Officer of Equity Media Holdings Corporation, an owner of broadcast stations. Previously, Ms. Kelly held executive positions with a number of large media companies, such as Arroyo Video Solutions, Inc., where she also served on the Board of Directors, Insight Communications Company, Inc. and Insight Midwest, L.P.
•	Kevin C. Phelan – Mr. Phelan is President and Co-Chairman of Colliers International (formerly, Colliers Meredith & Grew Inc. and Meredith & Grew, Inc.), a commercial real estate firm. Mr. Phelan joined Meredith & Grew, Inc. in 1978 and founded its Capital Markets group, which represents insurance companies and conduits, and maintains a servicing portfolio valued at $1 billion. In addition, Mr. Phelan has served on correspondent advisory councils for both AEGON U.S.A. Realty Advisors, Inc. and Nationwide Life Insurance Company, as well as numerous non-profit boards and committees.
•	Patrick J. Purcell – Mr. Purcell has more than 40 years of experience in the publishing industry. From 1970 to 1980, Mr. Purcell worked for the New York Daily News, and in 1980 he joined News Corporation, where he served in numerous capacities, including Associate Publisher of the Village Voice, Vice President of Advertising Sales for the New York Post, President of News America/Newspapers, President and Chief Executive Officer of News America Publishing, Inc., Publisher of the New York Post and President and Publisher of the Boston Herald. In 1993, Mr. Purcell purchased the Boston Herald from News Corporation. Mr. Purcell served as Executive Chairman of Ottaway Newspapers, Inc. from 2009 to 2013. In addition, Mr. Purcell serves on the Boards of Directors of a number of non-profit organizations.
•	Thomas F. Ryan, Jr. – Mr. Ryan is the former President and Chief Operating Officer of the American Stock Exchange (now known as the NYSE Amex Equities), from which he retired in 1999. Prior to that, Mr. Ryan held a variety of positions at the investment banking firm of Kidder, Peabody & Co., Inc., including serving as its Chairman in 1995. In addition, Mr. Ryan served as a member of the NYSE Market Performance Committee and Chairman of the Traders Advisory Committee to the Chairman of NYSE.
•	Maureen M. Young – Ms. Young served as the Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007. Ms. Young also served as a member of the Board of Directors of Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, from January 2001 to January 2008. Ms. Young serves on the Boards of Directors of a number of non-profit organizations.
Committee Meetings
The board's audit, nominating, compensation, pricing and litigation committees met during the funds' last fiscal year as indicated below:
Fund	Audit	Nominating	Compensation	Pricing	Litigation

AAF	2	0	0	0	0
BF	2	0	0	0	0
CBF	2	0	0	0	0
EMF	2	0	0	1	0
FEOF	2	0	0	0	0
GMMF	2	0	0	N/A	0
ISF	2	0	0	0	0
IBF	2	0	0	0	0
IAF	2	0	0	0	0
IEIF	2	0	0	0	0
IF	2	0	0	0	0
LCMOF	2	0	0	0	0
LCSF	2	0	0	0	0
MIMBF	2	0	0	0	0
MCMF	2	0	0	0	0
MOF	2	0	0	0	0
NIMBF	2	0	0	0	0
NMMMF	2	0	0	N/A	0
NSMBF	2	0	0	0	0
NYITBF	2	0	0	0	0
PIMBF	2	0	0	0	0
SUSGSF	2	0	0	0	0
SCMF	2	0	0	0	0
SMCMF	2	0	0	0	0
TLCMF	2	0	0	0	0

Board Members' and Officers' Fund Share Ownership
The table below indicates the dollar range of each board member's ownership of fund shares, in each case as of December 31, 2015.
Fund	Patrick J. O'Connor	John R. Alchin	Ronald R. Davenport	Jack Diederich	Kim D. Kelly	Kevin C. Phelan	Patrick J. Purcell	Thomas F. Ryan, Jr.	Maureen M. Young

AAF	None	None	None	None	None	None	None	None	None
BF	None	None	None	None	None	None	None	None	None
CBF	None	None	None	None	None	None	None	None	None
EMF	None	None	None	None	None	$50,001 - $100,000	Over $100,000	None	None
FEOF	None	Over $100,000	None	None	None	None	None	None	$10,001 - $50,000
GMMF	None	None	None	None	None	None	None	None	None
ISF	None	Over $100,000	None	None	None	None	$50,001 - $100,000	Over $100,000	None
IBF	None	None	None	None	None	None	None	None	None
IAF	None	None	None	None	None	None	None	None	None
IEIF	None	None	None	None	None	None	None	None	None
IF	None	Over $100,000	$1 - $10,000	None	None	$10,001 - $50,000	$10,001 - $50,000	None	None
LCMOF	None	None	None	None	None	None	None	None	None
LCSF	None	None	None	None	None	Over $100,000	Over $100,000	None	None
MIMBF	None	None	None	None	None	None	Over $100,000	None	None
MCMF	None	Over $100,000	None	None	None	Over $100,000	$50,001 - $100,000	None	None
MOF	None	Over $100,000	None	None	$50,001 - $100,000	None	None	None	None
NIMBF	None	None	None	None	None	None	Over $100,000	None	None
NMMMF	None	None	None	None	None	None	None	None	None
NSMBF	None	None	None	None	None	None	None	None	None
NYITBF	None	None	None	None	None	None	None	None	None
PIMBF	None	None	None	Over $100,000	None	None	None	None	None
SUSGSF	None	None	None	None	None	None	None	None	None
SCMF	None	Over $100,000	None	None	None	None	Over $100,000	None	None
SMCMF	None	None	None	None	Over $100,000	None	None	None	None
TLCMF	None	None	None	None	None	None	None	None	None
Aggregate holdings of all funds	None	Over $100,000	$1 - $10,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001 - $50,000

See "Share Ownership" below for information on the shareholdings of each fund by board members and officers, as a group.
As of December 31, 2015, none of the board members or their immediate family members owned securities of the Manager, any Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Adviser or the Distributor.
Board Members' Compensation
Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Board and Chairman of the Audit Committee receiving additional compensation.  The funds reimburse board members for their expenses.  The funds do not have a bonus, pension, profit-sharing or retirement plan.
The aggregate amount of fees paid to each current board member by the Trust for the fiscal year ended August 31, 2015 for all funds comprising the Trust were as follows:
Name of Board Member	Aggregate Compensation from the Trust*

John R. Alchin	$118,500
Ronald R. Davenport	$118,500
Jack Diederich	$118,000
Kim D. Kelly	$118,500
Patrick J. O'Connor	$138,000
Kevin C. Phelan	$111,000
Patrick J. Purcell	$111,000
Thomas F. Ryan, Jr.	$133,000
Maureen M. Young	$118,500
*	Amount does not include expenses reimbursed by the Trust to board members for attending board meetings.

OFFICERS
Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by Dreyfus)

Patrick T. Crowe 1964 President 2015
National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut
None
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of Dreyfus	66 (161)
Bennett A. MacDougall 1971 Chief Legal Officer 2015
Chief Legal Officer of Dreyfus and Assistant General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc.
66 (161)
Janette E. Farragher 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	66 (161)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	66 (161)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	66 (161)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	66 (161)
Maureen E. Kane 1962 Vice President and Assistant Secretary 2015	Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management	66 (161)
Sarah S. Kelleher 1975 Vice President and Assistant Secretary 2014	Senior Counsel of BNY Mellon since March 2013; from August 2005 to March 2013, Associate General Counsel, Third Avenue Management	66 (161)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	66 (161)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus	66 (161)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of Dreyfus	66 (161)
Robert S. Robol 1964 Assistant Treasurer 2002	Senior Accounting Manager – Fixed Income Funds of Dreyfus	66 (161)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of Dreyfus	66 (161)
Robert Svagna 1967 Assistant Treasurer 2002	Senior Accounting Manager – Equity Funds of Dreyfus	66 (161)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of Dreyfus and the Trust	66 (161)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2016
Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust  and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor; and from 2007 to December 2011, Financial Processing Manager of the Distributor

66 (156)

The address of each officer is 200 Park Avenue, New York, New York 10166.
CERTAIN PORTFOLIO MANAGER INFORMATION
 (not applicable to money market funds)
The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.
Fund	Additional Portfolio Managers

AAF	N/A
BF	N/A
CBF	N/A
EMF	N/A
FEOF	Luis P. Rhi
ISF	N/A
IBF	N/A
IAF	Danny Lai
IEIF	N/A
IF	N/A
LCMOF	N/A
LCSF	N/A
MIMBF	N/A
MCMF	N/A
MOF	N/A
NIMBF	N/A
NSMBF	N/A
NYITBF	N/A
PIMBF	N/A
SUSGF	John F. Flahive
SCMF	N/A
SMCMF	N/A
TLCMF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year, except if otherwise indicated.
Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

John C. Bailer	16	$6.1B	2	$213.1M	28	$1.9B
Mark A. Bogar	16	$6.0B	4	$148.8M	7	$482.5M
C. Wesley Boggs	21	$4.7B	18	$671.0M	52	$7.2B
James Boyd	11	$4.6B	4	$777.6M	52	$4.1B
Stephanie K. Brandaleone	6	$1.8B	2	$235.4M	15	$1.1B
Richard A. Brown	117	$116.0B	90	$78.9B	82	$99.5B
William S. Cazalet	21	$4.7B	18	$671.0M	52	$7.2B
Gregory J. Conant	2	$467.2M	None	N/A	136	$1.1M
Joseph M. Corrado	6	$1.8B	2	$235.4M	15	$1.1B
Amy S. Croen	5	$1.8B	1	$50.6M	398	$2.8B
David Daglio	11	$4.6B	4	$777.6M	52	$4.1B
George E. DeFina[a]	11	$4.4 B	4	$758.4 M	52	$3.9 B
Lawrence R. Dunn	1	$197.4M	None	N/A	30	$413.1M
Thomas J. Durante	117	$116.0B	90	$78.9B	82	$99.5B
Dale Dutile	11	$4.6B	4	$777.6M	52	$4.1B
Joseph F. Feeney, Jr.	9	$20.5B	1	$2.0B	32	$2.4B
Brian C. Ferguson	16	$6.1B	2	$213.1M	28	$1.9B
Sean P. Fitzgibbon	16	$6.0B	4	$148.8M	7	$482.5M
John F. Flahive	7	$6.3B	None	N/A	None	N/A
Ronald P. Gala	21	$4.7B	18	$671.0M	52	$7.2B
Peter D. Goslin	21	$4.7B	18	$671.0M	52	$7.2B
Jane Henderson	6	$6.1B	40	$23.1B	143	$32.6B
David S. Intoppa[b]	12	$4.4 B	2	$231.5 M	33	$3.7 B
Roy Leckie	6	$6.1B	40	$23.1B	143	$32.6B
Andrew R. Leger[c]	13	$6.1 B	4	$158.2 M	8	$447.6 M
James A. Lydotes[c]	13	$6.1 B	4	$158.2 M	8	$447.6 M
Charlie Macquaker	6	$6.1B	40	$23.1B	143	$32.6B
Jay A. Malikowski	16	$6.0B	4	$148.8M	7	$482.5M
Barry Mills	16	$6.1B	2	$213.1M	28	$1.9B
Jeffrey M. Mortimer	9	$5.5B	None	N/A	None	N/A
Thomas Murphy	2	$832.1M	None	N/A	462	$2.7B
J. Christopher Nicholl	1	$1.0B	None	N/A	147	$1.3M
Rodger Nisbet	6	$6.1B	40	$23.1B	143	$32.6B
Mary Collette O'Brien	3	$2.3B	None	N/A	154	$2.4M
Stephen J. O'Brien	1	$319.3M	None	N/A	179	$1.4M
Irene D. O'Neill	3	$1.1B	2	$127.0M	7,952	$6.8B
Michelle J. Picard	6	$1.8B	2	$86.5M	398	$2.8B
Steven L. Pollack	6	$13.4B	1	$2.0B	32	$2.4B
William A. Priebe	5	$1.8B	1	$50.6M	398	$2.8B
William Scott Priebe	6	$1.8B	2	$86.5M	398	$2.8B
Timothy J. Sanville	3	$2.8B	2	$63.0M	77	$971.1M
David Sealy	16	$6.1B	2	$213.1M	28	$1.9B
Elizabeth Slover	16	$6.1B	2	$213.1M	28	$1.9B
Caroline Lee Tsao[d]	0	$0	None	N/A	None	N/A
Todd W. Wakefield	7	$1.8B	4	$143.5M	11	$604.5M
Edward R. Walter	6	$1.8B	2	$235.4M	15	$1.1B
Karen Q. Wong	117	$116.0B	90	$78.9B	82	$99.5B
Robert C. Zeuthen	7	$1.8B	4	$143.5M	11	$604.5M

[a]	Because Mr. DeFina became a primary portfolio manager for BNY Mellon Emerging Markets Fund on December 31, 2015, his information is as of October 30, 2015.
[b]	Because Mr. Intoppa became a primary portfolio manager for BNY Mellon Income Stock Fund on December 31, 2015, his information is as of October 30, 2015.
[c]	Because Messrs. Leger and Lydotes became primary portfolio managers for BNY Mellon International Fund on December 31, 2015, their information is as of October 30, 2015.
[d]
Because Ms. Tsao became a primary portfolio manager for BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund on December 31, 2015, her information is as of October 30, 2015.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.
Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

John C. Bailer	Other Accounts	3	$891.3M
Mark A. Bogar	Other Accounts	1	$86.5M
C. Wesley Boggs	Other Pooled Investment Vehicles	1	$21.9M
	Other Accounts	7	$612.0M
James Boyd	Other Accounts	2	$104.3M
William S. Cazalet	Other Pooled Investment Vehicles	1	$21.9M
	Other Accounts	7	$612.0M
David Daglio	Other Accounts	2	$104.3M
George E. DeFina	Other Accounts	2	$69.2 M
Dale Dutile	Other Accounts	2	$104.3M
Joseph F. Feeney, Jr.	Other Accounts	1	$25.0M
Brian C. Ferguson	Other Accounts	3	$891.3M
Sean P. Fitzgibbon	Other Accounts	1	$86.5M
Ronald P. Gala	Other Pooled Investment Vehicles	1	$21.9M
	Other Accounts	7	$612.0M
Peter D. Goslin	Other Pooled Investment Vehicles	1	$21.9M
	Other Accounts	7	$612.0M
Jane Henderson	Other Pooled Investment Vehicles	2	$284.3M
	Other Accounts	6	$671.5M
David S. Intoppa	Other Accounts	3	$929.0 M
Roy Leckie	Other Pooled Investment Vehicles	2	$284.3M
	Other Accounts	6	$671.5M
Charlie Macquaker	Other Pooled Investment Vehicles	2	$284.3M
	Other Accounts	6	$671.5M
Jay A. Malikowski	Other Accounts	1	$86.5M
Rodger Nisbet	Other Pooled Investment Vehicles	2	$284.3M
	Other Accounts	6	$671.5M
Michelle J. Picard	Other Pooled Investment Vehicles	1	$36.0M
Steven L. Pollack	Other Accounts	1	$25.0M
William Scott Priebe	Other Pooled Investment Vehicles	1	$36.0M
Todd W. Wakefield	Other Accounts	1	$65.1M
Robert C. Zeuthen	Other Accounts	1	$65.1M

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.
Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

John C. Bailer	ISF	$100,001 - $500,000
Mark A. Bogar	IF	None
C. Wesley Boggs	AAF	None
	LCSF	None
	IEIF	None
James Boyd	MCMF	None
	SCMF	None
	SMCMF	None
Stephanie K. Brandaleone	SCMF	None
	SMCMF	None
Richard A. Brown	IAF	None
William S. Cazalet	AAF	None
	LCSF	None
	IAF	None
	IEIF	None
Gregory J. Conant	PIMBF	None
	NYITBF	None
Joseph M. Corrado	SCMF	None
	SMCMF	None
Amy S. Croen	MCMF	None
David Daglio	MCMF	None
	SCMF	None
	SMCMF	None
George E. DeFina[a]	EMF	None
Lawrence R. Dunn	SUSGF	None
Thomas J. Durante	IAF	None
Dale Dutile	MCMF	None
	SCMF	None
	SMCMF	None
Joseph F. Feeney, Jr.	MCMF	None
Brian C. Ferguson[b]	LCMOF	None
	TLCMF	None
	ISF	None
Sean P. Fitzgibbon	EMF	None
	IF	None
John F. Flahive	AAF	None
	BF	None
	CBF	None
	IBF	None
	MOF	None
	NIMBF	None
	NSMBF	None
	NYITBF	None
Ronald P. Gala	AAF	None
	LCSF	None
	IEIF	None
Peter D. Goslin	AAF	None
	LCSF	None
	IEIF	None
Jane Henderson	LCMOF	None
	TLCMF	None
David S. Intoppa[b]	ISF	None
Roy Leckie	LCMOF	None
	TLCMF	None
Andrew R. Leger[c]	IF	None
James A. Lydotes[c]	IF	None
Charlie Macquaker	LCMOF	None
	TLCMF	None
Jay A. Malikowski	EMF	None
Barry Mills	LCMOF	None
	TLCMF	None
Jeffrey M. Mortimer	AAF	None
Thomas Murphy	MCMF	None
	TLCMF	None
J. Christopher Nicholl	NSMBF	None
Rodger Nisbet	LCMOF	None
	TLCMF	None
Mary Collette O'Brien	MIMBF	None
	NIMBF	None
	PIMBF	None
Stephen J. O'Brien	MIMBF	None
Irene D. O'Neill	FEOF	None
	LCMOF	None
	TLCMF	None
Michelle J. Picard	MCMF	None
Steven L. Pollack	MCMF	None
William A. Priebe	MCMF	None
William Scott Priebe	MCMF	None
Timothy J. Sanville	BF	None
	CBF	None
	IBF	None
	SUSGF	None
David Sealy	LCMOF	None
	TLCMF	None
Elizabeth Slover	LCMOF	None
	TLCMF	None
Clifford A. Smith	IF	None
Caroline Lee Tsao[d]	LCMOF	None
	MCMF	None
	SCMF	None
	SMCMF	None
	TLCMF	None
Todd W. Wakefield	MCMF	None
	SCMF	None
	SMCMF	None
Edward R. Walter	SCMF	None
	SMCMF	None
Karen Q. Wong	IAF	None
Robert C. Zeuthen	MCMF	None
	SCMF	None
	SMCMF	None

[a]	Mr. DeFina became a primary portfolio manager for BNY Mellon Emerging Markets Fund on December 31, 2015, and on that date he did not own shares of the fund.
[b]	Messrs. Ferguson and Intoppa became primary portfolio managers for BNY Mellon Income Stock Fund on December 31, 2015, and on that date they did not own any shares of the fund.
[c]	Messrs. Leger and Lydotes became primary portfolio managers for BNY Mellon International Fund on December 31, 2015, and on that date they did not own any shares of the fund.
[d]
Ms. Tsao became a primary portfolio manager for BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund on December 31, 2015, and on that date she did not own any shares of the funds.

MANAGER'S AND SUB-ADVISERS' COMPENSATION; COMPLIANCE SERVICES
Manager's and Sub-Advisers' Compensation
For each fund's last three fiscal years, the investment advisory fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:
	2015 Fiscal Year			2014 Fiscal Year			2013 Fiscal Year
Fund[1]	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

AAF[2]	$1,375,428	$462,142	$913,286	$1,270,026	$411,964	$858,062	$1,161,127	$480,444	$680,683
BF	$4,175,351	$0	$4,175,351	$4,387,134	$0	$4,387,134	$5,071,438	$0	$5,071,438
CBF	$3,158,678	$0	$3,158,678	$2,513,578	$0	$2,513,578	$1,920,684	$0	$1,920,684
EMF	$18,085,087	$0	$18,085,087	$22,428,003	$0	$22,428,003	$24,809,201	$0	$24,809,201
FEOF	$4,432,799	$0	$4,432,799	$4,290,288	$0	$4,290,288	$3,437,574	$0	$3,437,574
GMMF	$526,261	$458,652	$67,609	$602,059	$602,059	$0	$949,796	$698,293	$251,503
ISF	$7,975,325	$0	$7,975,325	$7,470,746	$0	$7,470,746	$4,543,075	$0	$4,543,075
IBF	$3,645,023	$0	$3,645,023	$3,741,274	$0	$3,741,274	$3,869,382	$0	$3,869,382
IAF	$568,061	$0	$568,061	$565,982	$0	$565,982	$564,493	$0	$564,493
IEIF	$2,705,631	$0	$2,705,631	$2,006,171	$9	$2,006,162	$1,104,360	$0	$1,104,360
IF	$8,329,401	$0	$8,329,401	$6,459,395	$0	$6,459,395	$4,590,418	$0	$4,590,418
LCMOF[3]	$662,466	$0	$662,466	$886,998	$0	$886,998	$1,112,489	$0	$1,112,489
LCSF	$2,979,914	$0	$2,979,914	$3,639,968	$0	$3,639,968	$5,586,679	$0	$5,586,679
MIMBF	$1,125,565	$0	$1,125,565	$1,079,318	$0	$1,079,318	$1,212,631	$0	$1,212,631
MCMF	$16,139,904	$0	$16,139,904	$13,742,729	$0	$13,742,729	$10,470,475	$0	$10,470,475
MOF	$5,610,271	$0	$5,610,271	$4,651,971	$0	$4,651,971	$4,498,363	$0	$4,498,363
NIMBF	$6,939,049	$0	$6,939,049	$6,203,960	$0	$6,203,960	$6,348,799	$0	$6,348,799
NMMMF	$1,376,910	$1,376,910	$0	$1,370,118	$1,364,793	$5,325	$1,788,265	$844,331	$943,934
NSMBF	$3,998,539	$0	$3,998,539	$4,384,450	$0	$4,384,450	$4,346,833	$0	$4,346,833
NYITBF	$943,250	$219,047	$724,203	$945,500	$220,796	$724,704	$1,094,679	$243,508	$851,171
PIMBF	$1,500,862	$0	$1,500,862	$1,662,889	$0	$1,662,889	$1,978,879	$0	$1,978,879
SUSGSF	$788,260	$0	$788,260	$924,179	$0	$924,179	$987,830	$0	$987,830
SCMF	$3,252,601	$0	$3,252,601	$2,975,238	$0	$2,975,238	$2,285,623	$0	$2,285,623
SMCMF	$2,818,971	$0	$2,818,971	$3,384,907	$0	$3,384,907	$3,602,029	$0	$3,602,029
TLCMF[3]	$2,284,778	$0	$2,284,778	$2,957,523	$0	$2,957,523	$2,678,782	$77	$2,678,705
1	The fees paid to the Manager by each fund are not subject to reduction as the value of the fund's net assets increases.
2	The fund has agreed to pay an investment advisory fee at the annual rate of 0.65% applied to that portion of the fund's average daily net assets allocated to direct investments in equity securities, 0.40% applied to that portion of the fund's average daily net assets allocated to direct investments in debt securities and 0.15% applied to that portion of the fund's average daily net assets allocated to investments in money market instruments and the Underlying Funds in which it invests.
3	The funds have each agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of the fund's average daily net assets allocated to direct investments in securities, and 0.15% applied to that portion of the fund's average daily net assets allocated to any Underlying Funds.
The contractual fee rates paid by the Manager to a fund's Sub-Adviser(s), if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):
Fund	Sub-Advisers	Fee Rate	Effective Fee Rate for the Last Fiscal Year

LCMOF	Walter Scott	0.41%	0.07%
TLCMF	Walter Scott	0.41%	0.03%
MCMF	HGCM/Robeco	0.19%*	0.17%*
*	Rate shown is the combined effective fee rate for the fund's Sub-Advisers, HGCM and Robeco, for the fund's last fiscal year. Pursuant to an exemptive order issued by the SEC, the allocation of the fee between HGCM and Robeco is not disclosed.

For a fund's last three fiscal years, the fees payable by the Manager to the fund's Sub-Adviser(s), if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser(s) and the net fees paid were as follows:
	2015 Fiscal Year			2014 Fiscal Year			2013 Fiscal Year
Fund/ Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

LCMOF/ Walter Scott	$111,057	$0	$111,057	$193,782	$0	$193,782	$305,730	$0	$305,730
TLCMF/ Walter Scott	$140,879	$0	$140,879	$264,893	$0	$264,893	$378,484	$0	$378,484
MCMF/ Both Sub-Advisers	$3,643,457	$0	$3,643,457	$3,448,798	$0	$3,448,798	$2,080,151	$0	$2,080,151

Compliance Services

The Trust's compliance program is developed, implemented and maintained by the Trust's Chief Compliance Officer (the "CCO") and his staff.  The funds bear a portion of the CCO's compensation (which is approved by the board), as well as the compensation of the CCO's staff and the expenses of the CCO and his staff (including administrative expenses).  The CCO's staff works exclusively on the compliance program and related matters for the funds and funds in the Dreyfus Family of Funds, and compensation and expenses of the CCO and his staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including Sub-Advisers).  Such compensation and expenses for the Trust's last fiscal year were as follows:

Fund	CCO and Staff Compensation and Expenses

AAF	$13,159
BF	$10,965
CBF	$10,965
EMF	$10,965
FEOF	$10,965
GMMF	$10,965
IAF	$10,965
IBF	$10,965
IEIF	$10,965
IF	$10,965
ISF	$10,965
LCMOF	$15,352
LCSF	$10,965
MCMF	$17,545
MIMBF	$10,965
MOF	$10,965
NIMBF	$10,965
NMMMF	$10,965
NSMBF	$10,965
NYITBF	$10,965
PIMBF	$10,965
SCMF	$10,965
SMCMF	$10,965
SUSGSF	$10,965
TLCMF	$15,352

ADMINISTRATION COMPENSATION
Administration fees paid to The Bank of New York Mellon for the last three fiscal years were as follows:
Fund	2015 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year

AAF	$194,326	$178,482	$176,345
BF	$1,286,975	$1,357,739	$1,567,360
CBF	$973,607	$777,623	$593,581
EMF	$1,938,595	$2,413,929	$2,666,690
FEOF	$780,717	$758,563	$607,141
GMMF	$432,521	$367,544	$782,673
ISF	$1,512,674	$1,422,492	$864,152
IBF	$1,123,511	$1,157,816	$1,196,208
IAF	$140,072	$140,110	$139,573
IEIF	$392,424	$291,949	$160,619
IF	$1,208,190	$940,158	$667,645
LCMOF	$93,604	$128,274	$187,956
LCSF	$565,197	$693,301	$1,062,574
MIMBF	$396,500	$381,710	$428,311
MCMF	$2,653,347	$2,267,940	$1,725,985
MOF	$1,383,376	$1,151,488	$1,112,108
NIMBF	$2,444,444	$2,193,992	$2,242,406
NMMMF	$1,131,587	$905,039	$1,473,603
NSMBF	$1,408,485	$1,550,636	$1,535,360
NYITBF	$232,594	$234,080	$270,654
PIMBF	$370,084	$411,723	$489,270
SUSGSF	$277,667	$326,900	$348,915
SCMF	$471,796	$433,264	$332,445
SMCMF	$463,391	$558,740	$593,765
TLCMF	$358,440	$465,968	$458,066

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor (Class A shares and Class C shares were first offered in May 2016).
Fund		2015 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year

ISF	Total commissions (Class A shares)	N/A	N/A	N/A
	Commission amount retained	N/A	N/A	N/A
	Total CDSCs (Class A and Class C shares)	N/A	N/A	N/A
	CDSC amount retained	N/A	N/A	N/A

The amounts paid by each fund to the Distributor under the fund's Distribution Plan and/or Shareholder Services Plan, as applicable, for services described in Part III of this SAI under "Distribution Plan and Shareholder Services Plan" for the fund's last fiscal year were as follows:
Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

AAF	Shareholder Services Plan	Investor shares	$17,828	N/A	N/A	$17,828

BF	Shareholder Services Plan	Investor shares	$23,307	N/A	N/A	$23,307

CBF	Shareholder Services Plan	Investor shares	$12,977	N/A	N/A	$12,977

EMF	Shareholder Services Plan	Investor shares	$57,400	N/A	N/A	$57,400

FEOF	Shareholder Services Plan	Investor shares	$19,201	N/A	N/A	$19,201

GMMF	Shareholder Services Plan	Investor shares	$20,900	N/A	N/A	$20,900

ISF	Distribution Plan	Class C	N/A	N/A	N/A
	Shareholder Services Plan	Investor shares	$35,658	N/A	N/A	$35,658
		Class A	N/A	N/A	N/A	N/A
		Class C	N/A	N/A	N/A	N/A

IBF	Shareholder Services Plan	Investor shares	$18,362	N/A	N/A	$18,362

IAF	Shareholder Services Plan	Investor shares	$13,182	N/A	N/A	$13,182

IEIF	Shareholder Services Plan	Investor shares	$7,610	N/A	N/A	$7,610

IF	Shareholder Services Plan	Investor shares	$34,978	N/A	N/A	$34,978

LCMOF	Shareholder Services Plan	Investor shares	$2,873	N/A	N/A	$2,873

LCSF	Shareholder Services Plan	Investor shares	$29,436	N/A	N/A	$29,436

MIMBF	Shareholder Services Plan	Investor shares	$25,131	N/A	N/A	$25,131

MCMF	Shareholder Services Plan	Investor shares	$143,183	N/A	N/A	$143,183

MOF	Shareholder Services Plan	Investor shares	$36,269	N/A	N/A	$36,269

NIMBF	Shareholder Services Plan	Investor shares	$118,275	N/A	N/A	$118,275

NMMMF	Shareholder Services Plan	Investor shares	$15,236	N/A	N/A	$15,236

NSMBF	Shareholder Services Plan	Investor shares	$26,038	N/A	N/A	$26,038

NYITBF	Shareholder Services Plan	Investor shares	$40,871	N/A	N/A	$40,871

PIMBF	Shareholder Services Plan	Investor shares	$11,024	N/A	N/A	$11,024

SUSGSF	Shareholder Services Plan	Investor shares	$3,728	N/A	N/A	$3,728

SCMF	Shareholder Service Plan	Investor shares	$32,227	N/A	N/A	$32,227

SMCMF	Shareholder Service Plan	Investor shares	$4,930	N/A	N/A	$4,930

TLCMF	Shareholder Service Plan	Investor shares	$10,685	N/A	N/A	$10,685
OFFERING PRICE
(BNY Mellon Income Stock Fund -- Class A shares)

Set forth below is an example of the method of computing the offering price of BNY Mellon Income Stock Fund's Class A shares.  The example assumes a purchase of shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus offering Class A, C, I and Y shares at a price based upon the NAV of an Investor share at the close of business on the last business day of the fund's last fiscal year.  Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below.  See the prospectus and "How to Buy Shares" in Part III of this SAI.
NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

$8.63	5.75% of offering price (6.10% of NAV per share)	$.53	$9.16

RATINGS OF MUNICIPAL BONDS
The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:
Fitch	Moody's	S&P	NIMBF	NSMBF	PIMBF	MIMBF	NYITBF	MOF
AAA	Aaa	AAA	17.9%	14.4%	11.8%	21.7%	18.5%	5.0%
AA	Aa	AA	52.8%	44.1%	52.2%	56.4%	54.5%	39.2%
A	A	A	24.1%	31.4%	29.5%	12.6%	20.7%	22.0%
BBB	Baa	BBB	2.0%	4.9%	2.0%	6.2%	3.5%	25.9%
BB	Ba	BB	0.1%	0.2%	1.4%	0.2%	0.1%	1.1%
B	B	B	0.1%	0.1%	0.5%	0.2%	0.1%	0.3%
CCC	Caa	CCC	0.4%	0.1%	1.0%	0.5%	0.4%	0.8%
CC	Ca	CC	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
F-1/F-1+	VMIG 1/MIG 1/P-1	SP-1/A-1	1.3%	4.4%	0.6%	1.4%	1.3%	2.9%
F-2	MIG 2/P-2	SP-2/A-2	0.0%	0.2%	0.0%	0.0%	0.0%	0.0%
Not Rated	Not Rated	Not Rated	1.3%[1]	0.2%[2]	1.0%[3]	0.8%[4]	0.9%[5]	2.8%[6]
Total			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

1	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.7%), BB/Ba (0.1%) and A/A (0.5%).
2	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.1%) and BBB/Baa (0.1%).
3	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.3%) and A/A (0.7%).
4	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.2%), A/A (0.5%) and BB/Ba (0.1%).
5	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.8%) and BB/Ba (0.1%).
6	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.6%), A/A (0.2%), BBB/Baa (1.1%) and BB/Ba (0.9%).

RATINGS OF MUNICIPAL OBLIGATIONS
 (BNY Mellon National Municipal Money Market Fund)
The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, was as follows:
Fitch	Moody's	S&P	NMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	95.1%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2	0.0%
AAA/AA	Aaa/Aa	AAA/AA	0.9%
Not Rated	Not Rated	Not Rated	4.0%*
Total			100.0%
*	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the VMIG 1/MIG 1 or SP1+/SP1 rating categories

RATINGS OF CORPORATE AND GOVERNMENT DEBT SECURITIES
The average distribution of investments (at value) in corporate and government debt securities (excluding any preferred stock, convertible preferred stock or convertible bonds) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in corporate and/or government debt securities was as follows:
Fitch	Moody's	BF	CBF	IBF	SUSGSF
AAA	Aaa	54.2%	1.5%	46.8%	94.9%
AA	Aa	10.2%	6.0%	12.6%	4.2%
A	A	25.2%	36.4%	26.7%	0.6%
BBB	Baa	9.6%	52.0%	13.5%	0.0%
BB	Ba	0.2%	2.3%	0.2%	0.0%
B	B	0.0%	0.0%	0.0%	0.0%
CCC	Caa	0.0%	0.0%	0.0%	0.0%
CC	Ca	0.0%	0.0%	0.0%	0.0%
Not Rated	Not Rated	0.5%[1]	1.0%[2]	0.0%	0.0%
Total		99.9%[3]	99.2%[4]	99.8%[5]	99.7%[6]

[1]	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.1%) and BBB/Baa (0.4%).
[2]	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.3%), AA/Aa (0.3%) and BBB/Baa (0.4%).
[3]	The fund's net cash position on August 31, 2015 was 0.1%.
[4]	The fund's net cash position on August 31, 2015 was 0.8%.
[5]	The fund's net cash position on August 31, 2015 was 0.2%.
[6]	The fund's net cash position on August 31, 2015 was 0.3%.

SECURITIES OF REGULAR BROKERS OR DEALERS
A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year:  (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities.  The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:
Fund	Regular Broker or Dealer	Aggregate Value Per Issuer*

AAF	Bank of America, N.A.	$1,058,000 (D)
	Morgan Stanley	$778,000 (D)
	Citigroup Inc.	$665,000 (D)
	Wells Fargo & Co.	$1,048,000 (D)
	J.P. Morgan Securities Inc.	$409,000 (D)
	Wells Fargo & Co.	$1,240,000 (E)
	Bank of America, N.A.	$1,517,000 (E)
	Citigroup Inc.	$273,000 (E)
	J.P. Morgan Securities Inc.	$1,900,000 (E)

BF	Bank of America, N.A.	$18,295,000 (D)
	UBS Securities LLC	$755,000 (D)
	Citigroup Inc.	$10,240,000 (D)
	Morgan Stanley	$12,158,000 (D)
	J.P. Morgan Securities Inc.	$5,552,000 (D)
	Wells Fargo & Co.	$5,813,000 (D)

CBF	Bank of America, N.A.	$7,190,000 (D)
	J.P. Morgan Securities Inc.	$6,254,000 (D)
	Credit Suisse (USA) Inc.	$6,793,000 (D)
	Morgan Stanley	$7,407,000 (D)
	Barclays Capital Inc.	$7,039,000 (D)
	Citigroup Inc.	$11,406,000 (D)

EMF	Barclays Capital Inc.	$19,972,000 (E)

FEOF	Bank of America, N.A.	$20,176,000 (E)

GMMF	Credit Agricole Cheuvreux North America, Inc.	$34,000,000 (D)
	Lloyds Securities Inc.	$14,000,000 (D)
	Credit Suisse (USA), Inc.	$10,000,000 (D)

ISF	J.P. Morgan Securities Inc.	$54,048,000 (E)
	Wells Fargo & Co.	$35,583,000 (E)

IBF	Bank of America, N.A.	$14,340,000 (D)
	Citigroup Inc.	$11,139,000 (D)
	Morgan Stanley	$12,867,000 (D)
	J.P. Morgan Securities Inc.	$7,596,000 (D)

IAF	UBS Securities LLC	$1,016,000 (E)
	Barclays Capital Inc.	$623,000 (E)
	Deutsche Bank Securities Inc.	$590,000 (E)
	Lloyds Securities Inc.	$701,000 (E)
	Credit Suisse (USA) Inc.	$604,000 (E)
	Credit Agricole Cheuvreux North America, Inc.	$243,000 (E)
	ANZ Securities, Inc.	$672,000 (E)

IEIF	Australia and New Zealand Banking Group	$1,864,000 (E)

IF	N/A	N/A

LCMOF	Bank of America, N.A.	$1,640,000 (E)

LCSF	N/A	N/A

MIMBF	N/A	N/A

MCMF	N/A	N/A

MOF	N/A	N/A

NIMBF	N/A	N/A

NMMMF	N/A	N/A

NSMBF	N/A	N/A

NYITBF	N/A	N/A

PIMBF	N/A	N/A

SUSGSF	J.P. Morgan Securities Inc.	$2,047,000 (D)
	Citigroup Inc.	$2,549,000 (D)

SCMF	N/A	N/A

SMCMF	N/A	N/A

TLCMF	Bank of America, N.A.	$4,775,000 (E)
	J.P. Morgan Securities Inc.	$2,363,000 (E)
	Wells Fargo & Co.	$2,698,000 (E)
	Citigroup Inc.	$1,184,000 (E)
	Morgan Stanley	$325,000 (E)
*	(D) and (E) represents whether such security is debt or equity.

COMMISSIONS
The approximate aggregate amounts of commissions paid by each fund for brokerage commissions for its last three fiscal years, none of which was paid to Affiliated Brokers,* were as follows:
Fund	2015 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year

AAF	$23,699	$36,779	$35,174
BF	N/A**	N/A	N/A
CBF	N/A	N/A	N/A
EMF	$6,394,007	$6,295,977	$5,359,121
FEOF	$614,878	$637,075	$416,612
GMMF	N/A	N/A	N/A
ISF	$1,057,570	$789,928	$631,915
IBF	N/A	N/A	N/A
IAF	$17,251	$3,392	$17,456
IEIF	$328,561	$174,749	$99,346
IF	$2,001,539	$1,504,265	$799,487
LCMOF	$57,504	$54,101	$66,253
LCSF	$137,366	$368,788	$500,168
MIMBF	$1,859	$1,704	N/A
MCMF	$1,703,923	$926,036	$1,605,527
MOF	$37,904	$53,836	N/A
NIMBF	$10,807	$8,998	N/A
NMMMF	N/A	N/A	N/A
NSMBF	$4,202	$3,026	N/A
NYITBF	$1,091	$984	N/A
PIMBF	$1,979	$2,089	N/A
SUSGSF	N/A	N/A	N/A
SCMF	$676,639	$641,358	$860,024
SMCMF	$622,588	$1,048,296	$2,221,038
TLCMF	$111,715	$134,096	$280,191
* Unaffiliated brokers cleared transactions through clearing brokers affiliated with BNY Mellon.  The funds paid no fees directly to affiliated clearing brokers.
** N/A = Not Applicable

The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.
Fund	Reason for Any Material Difference in Commissions

AAF	N/A
BF	N/A
CBF	N/A
EMF	N/A
FEOF	N/A
GMMF	N/A
ISF	The fund experienced an increase in portfolio turnover over the last three fiscal years.
IBF	N/A
IAF	N/A
IEIF	The fund experienced fluctuations in assets over the last three fiscal years.
IF	The fund modified its investment strategy during the fiscal year 2015.
LCMOF	N/A
LCSF	The fund experienced a significant decrease in assets over the last three fiscal years.
MIMBF	N/A
MCMF	The fund experienced a significant increase in assets over the last three fiscal years.
MOF	N/A
NIMBF	N/A
NMMMF	N/A
NSMBF	N/A
NYITBF	N/A
PIMBF	N/A
SUSGSF	N/A
SCMF	N/A
SMCMF	The fund experienced a decline in portfolio turnover over the last three fiscal years.
TLCMF	The fund experienced a decline in assets over the last three fiscal years.

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:
Fund	Transactions	Related Commissions

AAF	$89,236,904	$23,636
BF	N/A	N/A
CBF	N/A	N/A
EMF	$2,147,849,587	$4,795,745
FEOF	$860,649,773	$550,349
GMMF	N/A	N/A
ISF	$838,009,134	$691,970
IBF	N/A	N/A
IAF	$0	$0
IEIF	$0	$0
IF	$1,172,707,468	$1,551,429
LCMOF	$61,978,859	$38,723
LCSF	$462,419,447	$120,410
MIMBF	N/A	N/A
MCMF	$1,741,811,171	$1,289,723
MOF	N/A	N/A
NIMBF	N/A	N/A
NMMMF	N/A	N/A
NSMBF	N/A	N/A
NYITBF	N/A	N/A
PIMBF	N/A	N/A
SUSGSF	N/A	N/A
SCMF	$332,889,713	$504,993
SMCMF	$344,179,186	$397,924
TLCMF	$101,464,111	$75,772

PORTFOLIO TURNOVER VARIATION
 (not applicable to money market funds)
Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus.  The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).
Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

AAF	N/A
BF	N/A
CBF	N/A
EMF	The fund modified its investment strategy during fiscal year 2015.
FEOF	N/A
ISF	N/A
IBF	N/A
IAF	N/A
IEIF	N/A
IF	The fund modified its investment strategy during fiscal year 2015.
LCMOF	N/A
LCSF	The fund modified its investment strategy during fiscal year 2014.
MIMBF	N/A
MCMF	The fund added a sub-adviser and made changes to its allocation strategy in fiscal year 2013.
MOF	N/A
NIMBF	N/A
NSMBF	N/A
NYITBF	N/A
PIMBF	N/A
SUSGSF	N/A
SCMF	N/A
SMCMF	N/A
TLCMF	The fund made a number of changes to its allocation strategy in fiscal year 2013.
SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities.  A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund.  Except as may be otherwise indicated, board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding.  All information is as of December 8, 2015.  As new share classes of BNY Mellon Income Stock Fund, Class A, Class C, Class I and Class Y did not have any shareholders as of December 8, 2015.
Fund	Class	Name and Address	Percent Owned

AAF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.99%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	75.66%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	7.82%

		Mechanics Bank 1111 Civic Drive, Suite 333 C/O IMT Dept. Walnut Creek, CA 94596	5.56%

BF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.56%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32.02%

		National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	11.26%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	10.43%

		Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	5.74%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	5.52%

CBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	87.47%

		Dreyfus Yield Enhancement Strategy Fund The Dreyfus Corporation 2 Hanson Place, Floor 11 Brooklyn, NY 11217-1431	10.67%

	Investor	Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2956	71.25%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.43%

		UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	6.25%

EMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.72%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	20.57%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	18.60%

		National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	12.77%

		RBC Capital Markets LLC Mutual Fund Omnibus Processing 510 Marquette Ave S. Minneapolis, MN 55402-1110	6.13%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	5.50%

		TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.35%

FEOF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	92.64%

		MSCS Financial Services LLC 717 17th St., Suite 1300 Denver, CO 80202	7.34%

	Investor	Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2956	37.85%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	16.54%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.66%

		UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	11.55%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	9.02%

		Bowen David & Co. C/O Fiduciary Trust Co. Kenneth J. Blaney Boston, MA	5.04%

GMMF	Class M	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	99.99%

	Investor	Pershing LLC Attn: Cash Management Dept. One Pershing Plaza Jersey City, NJ 07399-0001	85.05%

		Mac & Co. Omnibus Mellon Private Wealth Management Attn: Mutual Fund Operations P.O. Box 534005 Pittsburgh, PA 15253-4005	14.91%

ISF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	92.63%

		MSCS Financial Services LLC 717 17th St., Suite 1300 Denver, CO 80202	7.06%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NY 07303-2052	18.03%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	17.53%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	13.38%

		National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	12.61%

		Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2956	11.44%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	5.63%

IBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.32%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23.72%

		National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	13.31%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	8.61%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6.51%

		UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	6.05%

IAF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.90%

	Investor	Pauline C. Metcalf Providence, RI	62.57%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18.72%

IEIF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	100.00%

	Investor	Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2956	86.36%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.59%

IF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.09%

	Investor	Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	20.63%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.74%

		UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	10.21%

		National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	7.77%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6.63%

		Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2956	6.15%

LCMOF	Class M	SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	100.00%

	Investor	Saxon & Co. P.O. Box 7750-1888 Philadelphia, PA 19182-0001	45.65%

		SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	21.53%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	20.08%

		First National Trust Company 532 Main Street, Suite 7 Johnstown, PA 15901	7.44%

LCSF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.41%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	42.00%

		Philip C. Stein Jr. Schwenksville, PA	8.71%

		RBC Capital Markets LLC Mutual Funds Omnibus Processing 510 Marquette Ave S. Minneapolis, M 55402-1110	8.41%

		National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NH 07310-0000	7.85%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6.27%

		First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	6.00%

MIMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.83%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.45%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	15.35%

		National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	12.75%

		Margaret C. Erickson Marshfield, MA	10.75%

MCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.14%

	Investor	Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	18.13%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.48%

		National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	14.40%

		Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	5.68%

MOF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	83.22%

		Dreyfus Yield Enhancement Strategy Fund The Dreyfus Corporation 2 Hanson Pl., Floor 11 Brooklyn, NY 11217-1431	10.13%

	Investor	Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2956	31.74%

		JP Morgan Chase 1111 Polaris Parkway Attn: Compensation Suite 2J Columbus, OH 43240-2031	15.81%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.90%

		UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310	10.27%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	8.95%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6.44%

NIMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.99%

	Investor	Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	16.16%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.29%

		National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	14.83%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	5.72%

NMMMF	Class M	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	100.00%

	Investor	Pershing LLC Attn: Cash Management Dept. One Pershing Plaza Jersey City, NJ 07399-0001	100.00%

NSMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.43%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22.33%

		Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2956	19.15%

		National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	10.78%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	10.42%

		UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	9.03%

		SEI Private Trust Company 1 Freedom Valley Dr. Oaks, PA 19456-9989	8.14%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	7.55%

NYITBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	95.79%

	Investor	National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	12.34%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.36%

		LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	10.35%

PIMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.06%

	Investor	Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	33.53%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22.57%

		PNC Bank, N.A. Fifth & Wood St. Pittsburgh, PA 15265-0001	13.02%

		Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	7.75%

		UBS Financial Services Inc. FBO Bertram Lippincott III Trust Jamestown, RI	5.10%

SUSGSF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.62%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	44.53%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	28.44%

		Richard Grosvenor & Margot S. Grosvenor Middletown, RI	5.56%

		Nabank & Co. P.O. Box 2180 Tulsa, OK 74101	5.06%

SCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.52%

	Investor	Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	12.40%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.61%

		Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2956	10.37%

		National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	7.32%

SMCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.94%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	70.17%

		UBS Financial Services Inc. FBO Bertram Lippincott III Trust Jamestown, RI	7.12%

TLCMF	Class M	SEI Private Trust Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	100.00%

	Investor	Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	28.93%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	21.23%

		UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	12.14%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	9.67%

		Northern Trust As Trustee FBO Sara L. Trust Chicago, IL	9.19%

		TD Ameritrade FBO Joseph J. Karacic Lake Forest, IL	6.99%

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders").  Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by the Manager or its affiliates.  Large Shareholders may redeem all or a portion of their shares of a fund at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Manager).  Redemptions by Large Shareholders of their shares of a fund may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests.  These sales may adversely affect a fund's NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

PART II
INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund.  Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions").  See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.
Funds other than Money Market Funds
BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, or certain of the Underlying Funds in which each fund may invest, may invest in and utilize the investments and investment techniques indicated below.
Fund	Equity Securities[1]	IPOs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓		✓	✓		✓
BNY Mellon Corporate Bond Fund	✓		✓	✓	✓[2]	✓
BNY Mellon Emerging Markets Fund	✓
BNY Mellon Focused Equity Opportunities Fund	✓	✓	✓	✓		✓
[1]	Except as otherwise noted, includes common and preferred stock, convertible securities and warrants. For BNY Mellon Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Intermediate Bond Fund, includes preferred stock and convertible securities. For BNY Mellon Emerging Markets Fund and BNY Mellon Income Stock Fund, includes common and preferred stock and convertible securities. For BNY Mellon Municipal Opportunities Fund, includes convertible securities.
BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Municipal Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund each also may invest in synthetic convertible securities.
[2]	The fund may invest up to 20% of its assets in fixed-income securities rated below investment grade or the unrated equivalent as determined by the Adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by the Adviser) in the case of mortgage-related and asset-backed securities.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Income Stock Fund	✓	✓	✓	✓
BNY Mellon Intermediate Bond Fund	✓		✓	✓		✓
BNY Mellon International Appreciation Fund	✓			✓
BNY Mellon International Equity Income Fund	✓	✓	✓	✓	✓	✓
BNY Mellon International Fund	✓
BNY Mellon Large Cap Market Opportunities Fund	✓	✓	✓	✓		✓
BNY Mellon Large Cap Stock Fund	✓	✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund						✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓	✓	✓			✓

Fund	Equity Securities[1]	IPOs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓ (up to 20% of its assets)	✓
BNY Mellon National Intermediate Municipal Bond Fund						✓
BNY Mellon National Short-Term Municipal Bond Fund						✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund						✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund						✓
BNY Mellon Short-Term U.S. Government Securities Fund			✓
BNY Mellon Small Cap Multi-Strategy Fund	✓	✓	✓	✓		✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓	✓	✓	✓		✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓	✓	✓	✓		✓

Fund	Variable and Floating Rate Securities	Loans[3]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓		✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓[4]	✓[4]
BNY Mellon Emerging Markets Fund
BNY Mellon Focused Equity Opportunities Fund	✓		✓	✓
BNY Mellon Income Stock Fund
BNY Mellon Intermediate Bond Fund	✓		✓	✓
BNY Mellon International Appreciation Fund
BNY Mellon International Equity Income Fund	✓	✓
BNY Mellon International Fund
BNY Mellon Large Cap Market Opportunities Fund	✓	✓	✓	✓
BNY Mellon Large Cap Stock Fund
[3]	For BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, tax-exempt participation interests only.
[4]	Mortgage-related and asset-backed securities in which the fund invests must be rated at least Ba- by Moody's or BB- by S&P or Fitch or the unrated equivalent as determined by the Adviser.

Fund	Variable and Floating Rate Securities	Loans[3]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Mid Cap Multi-Strategy Fund	✓		✓	✓
BNY Mellon Municipal Opportunities Fund	✓	✓ (municipal securities only)	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon National Short-Term Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Short-Term U.S. Government Securities Fund			✓ (up to 35% of net assets)
BNY Mellon Small Cap Multi-Strategy Fund	✓		✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓		✓	✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓	✓	✓	✓

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[6]	Foreign Securities[7]	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Asset Allocation Fund	✓		✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓			✓	✓	✓
BNY Mellon Corporate Bond Fund	✓		✓	✓	✓	✓		✓
BNY Mellon Emerging Markets Fund			✓	✓	✓	✓	✓	✓[8]
BNY Mellon Focused Equity Opportunities Fund			✓	✓	✓	✓	✓	✓
[5]	BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund each may invest up to 10% of the value of its assets in tender option bonds.
BNY Mellon Municipal Opportunities Fund may invest, to a limited extent, in certain municipal bonds that are taxable obligations, which offer yields comparable to, and in some cases greater than, the yields available on other permissible fund investments.
[6]	Money market instruments consist of high quality, short-term debt obligations, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. For all funds, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. The commercial paper purchased by a fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch (Prime-3, A-3 or F3 for BNY Mellon Corporate Bond Fund only); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or AA- by S&P or by Fitch (Baa or BBB- for BNY Mellon Corporate Bond Fund only); or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).
[7]	BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund each may invest up to 25% of their respective assets in equity securities of foreign companies, including those located in emerging market countries. BNY Mellon Small Cap Multi-Strategy Fund may invest up to 15% of its assets in equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging markets. BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund may invest up to 15% of its assets in equity securities of foreign issuers, including those in emerging market countries.
[8]	Sovereign debt obligations only.

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[6]	Foreign Securities[7]	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Income Stock Fund			✓	✓	✓		✓
BNY Mellon Intermediate Bond Fund	✓			✓	✓	✓
BNY Mellon International Appreciation Fund			✓	✓	✓		✓
BNY Mellon International Equity Income Fund			✓	✓	✓	✓	✓	✓
BNY Mellon International Fund			✓	✓	✓	✓	✓
BNY Mellon Large Cap Market Opportunities Fund			✓	✓	✓	✓	✓	✓
BNY Mellon Large Cap Stock Fund			✓	✓	✓		✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓			✓
BNY Mellon Mid Cap Multi-Strategy Fund			✓[9]	✓	✓	✓	✓	✓
BNY Mellon Municipal Opportunities Fund	✓			✓	✓			✓
[9]	Publicly-traded REITs only.

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[6]	Foreign Securities[7]	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon National Intermediate Municipal Bond Fund	✓			✓
BNY Mellon National Short-Term Municipal Bond Fund	✓			✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	✓			✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	✓			✓
BNY Mellon Short-Term U.S. Government Securities Fund	✓			✓
BNY Mellon Small Cap Multi-Strategy Fund			✓	✓	✓	✓	✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund			✓	✓	✓	✓	✓	✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund			✓	✓	✓	✓	✓	✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[10]	Options Transactions[11]
BNY Mellon Asset Allocation Fund	✓	✓	✓		✓	✓
BNY Mellon Bond Fund	✓	✓			✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓		✓	✓
BNY Mellon Emerging Markets Fund		✓	✓		✓	✓
BNY Mellon Focused Equity Opportunities Fund		✓	✓		✓	✓
BNY Mellon Income Stock Fund		✓	✓		✓	✓
BNY Mellon Intermediate Bond Fund	✓	✓			✓	✓
BNY Mellon International Appreciation Fund		✓	✓		✓	✓
BNY Mellon International Equity Income Fund		✓	✓		✓	✓
BNY Mellon International Fund		✓	✓		✓	✓
BNY Mellon Large Cap Market Opportunities Fund		✓	✓		✓	✓
BNY Mellon Large Cap Stock Fund		✓	✓		✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund		✓			✓	✓
BNY Mellon Mid Cap Multi-Strategy Fund		✓	✓		✓	✓
[10]	Except for BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund, each fund may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the fund's total assets, after taking into account unrealized profits and losses on any existing contracts.
[11]	Each fund may write only covered call options on securities. Each fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the over-the-counter market for which there appears to be a liquid secondary market. BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund each may purchase and sell both exchange-traded and, for hedging purposes only, over-the-counter options. Except for BNY Mellon Income Stock Fund, each fund will not purchase put or call options that are traded on a national exchange in an amount exceeding 5% of its net assets.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[10]	Options Transactions[11]
BNY Mellon Municipal Opportunities Fund		✓			✓	✓
BNY Mellon National Intermediate Municipal Bond Fund		✓			✓	✓
BNY Mellon National Short-Term Municipal Bond Fund		✓			✓	✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund		✓			✓	✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		✓			✓	✓
BNY Mellon Short-Term U.S. Government Securities Fund		✓			✓	✓
BNY Mellon Small Cap Multi-Strategy Fund		✓	✓		✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund		✓	✓		✓	✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		✓	✓		✓	✓

Fund	Swap Transactions[12]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓
BNY Mellon Corporate Bond Fund	✓
BNY Mellon Emerging Markets Fund					✓
BNY Mellon Focused Equity Opportunities Fund	✓				✓
BNY Mellon Income Stock Fund
BNY Mellon Intermediate Bond Fund	✓
BNY Mellon International Appreciation Fund	✓				✓
BNY Mellon International Equity Income Fund	✓				✓
BNY Mellon International Fund
[12]	BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund each will enter into swap transactions only for hedging purposes and only when the Adviser believes it would be in the best interests of the fund's shareholders to do so.

Fund	Swap Transactions[12]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts
BNY Mellon Large Cap Market Opportunities Fund	✓				✓
BNY Mellon Large Cap Stock Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓					✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓				✓
BNY Mellon Municipal Opportunities Fund	✓					✓
BNY Mellon National Intermediate Municipal Bond Fund	✓					✓
BNY Mellon National Short-Term Municipal Bond Fund	✓					✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	✓					✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	✓					✓
BNY Mellon Short-Term U.S. Government Securities Fund

Fund	Swap Transactions[12]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts
BNY Mellon Small Cap Multi-Strategy Fund	✓				✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓				✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓				✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[13]	Lending Portfolio Securities	Borrowing Money[14]
BNY Mellon Asset Allocation Fund	✓	✓[15]	✓	✓	✓
BNY Mellon Bond Fund	✓			✓	✓
BNY Mellon Corporate Bond Fund	✓		✓	✓	✓
BNY Mellon Emerging Markets Fund	✓		✓	✓	✓
BNY Mellon Focused Equity Opportunities Fund	✓		✓	✓	✓
BNY Mellon Income Stock Fund				✓	✓
BNY Mellon Intermediate Bond Fund	✓			✓	✓
BNY Mellon International Appreciation Fund	✓		✓	✓	✓
BNY Mellon International Equity Income Fund	✓		✓	✓	✓
BNY Mellon International Fund	✓		✓	✓	✓
[13]	For each fund, except BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund, (1) the fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) the fund may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.
BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund each will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets.
[14]	Each fund, except BNY Mellon Municipal Opportunities Fund, currently intends to borrow money only for temporary or emergency (not leveraging) purposes.
[15]	Underlying Funds may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of their assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[13]	Lending Portfolio Securities	Borrowing Money[14]
BNY Mellon Large Cap Market Opportunities Fund	✓		✓	✓	✓
BNY Mellon Large Cap Stock Fund	✓			✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund				✓	✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓			✓	✓
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund				✓	✓
BNY Mellon National Short-Term Municipal Bond Fund				✓	✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund				✓	✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund				✓	✓
BNY Mellon Short-Term U.S. Government Securities Fund			✓	✓	✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[13]	Lending Portfolio Securities	Borrowing Money[14]
BNY Mellon Small Cap Multi-Strategy Fund	✓			✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓		✓	✓	✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓		✓	✓	✓

Fund	Borrowing Money for Leverage[14]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓
BNY Mellon Bond Fund			✓	✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓	✓	✓
BNY Mellon Emerging Markets Fund			✓		✓
BNY Mellon Focused Equity Opportunities Fund		✓	✓		✓
BNY Mellon Income Stock Fund		✓	✓		✓
BNY Mellon Intermediate Bond Fund			✓	✓	✓
BNY Mellon International Appreciation Fund		✓	✓		✓
BNY Mellon International Equity Income Fund	✓	✓	✓		✓
BNY Mellon International Fund			✓		✓
BNY Mellon Large Cap Market Opportunities Fund		✓	✓		✓
BNY Mellon Large Cap Stock Fund		✓	✓		✓

Fund	Borrowing Money for Leverage[14]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
BNY Mellon Massachusetts Intermediate Municipal Bond Fund			✓		✓
BNY Mellon Mid Cap Multi-Strategy Fund		✓	✓	✓	✓
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund			✓		✓
BNY Mellon National Short-Term Municipal Bond Fund			✓		✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund			✓		✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund			✓		✓
BNY Mellon Short-Term U.S. Government Securities Fund			✓	✓	✓
BNY Mellon Small Cap Multi-Strategy Fund		✓	✓	✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund		✓	✓		✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		✓	✓		✓

BNY Mellon Emerging Markets Fund.  The fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stocks of companies organized, or with a majority of assets or business in, emerging market countries.  Emerging market countries generally include all countries represented by the Morgan Stanley Capital International ("MSCI") Emerging Markets Index.  As of November 30, 2015, the MSCI Emerging Markets Index consisted of the following emerging market countries:  Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund and BNY Mellon National Short-Term Municipal Bond Fund.  Each fund anticipates being as fully invested as practicable in Municipal Bonds.  Although each fund's goal is to provide income exempt from federal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to federal income taxes.
BNY Mellon International Equity Income Fund.  The fund typically invests in countries represented in the Morgan Stanley Capital International All Country World Index Ex-U.S. ("MSCI ACWI Ex-US Index").  The MSCI ACWI Ex-US Index, an unmanaged, free float-adjusted market capitalization weighted index, measures the equity market performance of developed and emerging markets, excluding the United States.  As of November 30, 2015, the MSCI ACWI Ex-US Index consisted of 45 country indices comprising 22 developed and 23 emerging market country indices.  The developed market country indices included are:  Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The emerging market country indices included are:  Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
BNY Mellon Massachusetts Intermediate Municipal Bond Fund.  The fund anticipates being as fully invested as practicable in Massachusetts Municipal Bonds.  Although the fund's goal is to provide income exempt from federal and Massachusetts personal income taxes, it may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest from which is exempt from federal, but not Massachusetts, personal income taxes.  The fund also may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT.  In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to federal or Massachusetts personal income taxes or both.
BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund.  Each fund will invest in taxable obligations only if and when the Adviser believes it would be in the best interests of the fund's shareholders to do so.  Situations in which a fund may invest in taxable obligations include: (a) pending investment of proceeds of sales of shares of the fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions.  A fund may temporarily invest more than 20% of its net assets in federally taxable obligations to maintain a "defensive" posture when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Bonds.  Under such circumstances, a fund may invest in money market obligations as described in the chart above.
BNY Mellon Municipal Opportunities Fund.  The fund may invest up to 50% of the value of its net assets in obligations the interest on which is an item of tax preference for purposes of the AMT.  The fund may invest under normal conditions up to 20% of its net assets in taxable obligations, including non-U.S. dollar denominated foreign debt securities such as Brady bonds and sovereign debt obligations.  In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations.  In managing the fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.
BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund.  Each fund may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT.  Each fund may invest under normal conditions up to 20% of its net assets in taxable obligations.  In addition, each fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations.  In managing each fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.
BNY Mellon New York Intermediate Tax-Exempt Bond Fund.  The fund anticipates being as fully invested as practicable in New York Municipal Bonds.  Although the fund's goal is to provide income exempt from federal and New York state and New York city personal income taxes, under normal market conditions, it may invest up to 20% of its net assets in taxable obligations and Municipal Obligations the interest from which is exempt from federal, but not New York state and New York city, personal income taxes.  The fund also may invest up to 20% of the value of its net assets in obligations the interest on which is an item of tax preference for purposes of the AMT.  In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of the value of its net assets in securities the interest from which is subject to federal or New York state and New York city personal income taxes or both.
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund.  The fund anticipates being as fully invested as practicable in Pennsylvania Municipal Bonds.  Although the fund's goal is to provide income exempt from federal and Pennsylvania personal income taxes, it may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest from which is exempt from federal, but not Pennsylvania, personal income taxes.  The fund also may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT.  In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to federal or Pennsylvania personal income taxes or both.
Money Market Funds
Fund	U.S. Government Securities	Repurchase Agreements	Bank Obligations	Participation Interests	Floating and Variable Rate Obligations
BNY Mellon Government Money Market Fund	✓	✓	✓	✓
BNY Mellon National Municipal Money Market Fund	✓	✓	✓	✓[16] (municipal securities only)	✓
[16]	For BNY Mellon National Municipal Money Market Fund, tax-exempt participation interests.
Fund	Asset-Backed Securities	Commercial Paper[17]	Investment Companies	Municipal Securities[18]	Foreign Securities
BNY Mellon Government Money Market Fund	✓	✓	✓	✓
BNY Mellon National Municipal Money Market Fund		✓[19]	✓	✓	✓
[17]	The commercial paper purchased by each fund will consist only of direct obligations issued by domestic and foreign entities which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch; or (b) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund. The other corporate obligations in which the fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes).
[18]	A fund will only purchase municipal lease obligations subject to a non-appropriation clause when the payment of principal and interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank. The quality of the issuer must be equivalent to the quality standard prescribed for the fund.
For BNY Mellon Government Money Market Fund, includes taxable municipal securities.
[19]	For BNY Mellon National Municipal Money Market Fund, tax-exempt commercial paper.
Fund	Illiquid Securities	Borrowing Money	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[20]
BNY Mellon Government Money Market Fund	✓	✓	✓	✓	✓	✓
BNY Mellon National Municipal Money Market Fund	✓	✓	✓	✓		✓
[20]	Other than pursuant to the Interfund Borrowing and Lending Program.
BNY Mellon National Municipal Money Market Fund.  The fund anticipates being as fully invested as practicable in Municipal Securities.  Although the fund's goal is to provide income exempt from federal income taxes, it may invest up to 20% of its net assets in money market obligations that pay income subject to federal income taxes.  The fund also may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT.  In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable money market obligations.
The fund may purchase municipal lease obligations principally from banks, equipment vendors or other parties that have entered into an agreement with the fund providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by the fund.  (Such agreements are referred to as "remarketing agreements" and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a "remarketing party.")  The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest).  The Manager anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the remarketing party to service it for a servicing fee.  The conditions to the fund's right to require the remarketing party to purchase or remarket the obligation are that the fund must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and the fund has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of the fund to meet the fund's liquidity needs, and (3) the governmental issuer has not notified the fund of termination of the underlying lease.
The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of the fund under certain conditions to provide liquidity if share redemptions of the fund exceed purchases of fund shares.  The fund will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in the Manager's opinion are capable of meeting their obligations to the fund.  The Manager will regularly monitor the ability of remarketing parties to meet their obligations to the fund.  The fund will enter into remarketing agreements covering at least 75% of the principal amount of the municipal lease obligations in its portfolio.  The fund will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets.  Remarketing agreements with broker-dealers may require an exemptive order under the 1940 Act.  The fund will not enter into such agreements with broker-dealers prior to the issuance of such an order or interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.
The "remarketing" feature of the agreement entitles the remarketing party to attempt to resell the municipal lease obligation within seven days after demand from the fund; however, the remarketing party will be obligated to repurchase the obligation for its own account at the end of the seven-day period if such obligation has not been resold.  The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to the fund, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above.  Up to 25% of the municipal lease obligations held by the fund may not be covered by remarketing agreements.  The fund, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by the Manager at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws.  For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by the Manager to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease obligation is unrated, if the Manager determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.
As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor.  A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee.  However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation.  Changes in the credit quality of the issuer of the letter of credit or insurance policy or other party to a remarketing agreement could cause losses to the fund and adversely affect its share price.
INVESTMENT RESTRICTIONS
"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).  "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.
Fundamental Policies
For each of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Municipal Money Market Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, the fund's policy with respect to the investment of at least 80% of its net assets is a Fundamental Policy (see "Policies Related to Fund Names" below).
As a matter of Fundamental Policy, BNY Mellon Corporate Bond Fund may not, except as described below, and each other fund may not, except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors:
1.      Borrowing; Senior Securities
All funds except BNY Mellon Corporate Bond Fund.  Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares.  The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.
BNY Mellon Corporate Bond Fund.  Borrow money or issue senior securities as defined in the 1940 Act, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.  (The 1940 Act currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets.)  For purposes of this restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.
2.      Commodities
All funds except BNY Mellon Corporate Bond Fund.  Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.
BNY Mellon Corporate Bond Fund.  Purchase or sell physical commodities or contracts related to physical commodities, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.  This restriction shall not prevent the fund from entering into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.
3.      Issuer Diversification
All funds except BNY Mellon Corporate Bond Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon International Equity Income Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund.  Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
BNY Mellon Corporate Bond Fund.  Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
4.      Industry Concentration
All funds except BNY Mellon Government Money Market Fund.  Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry.  (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)  For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."
BNY Mellon Government Money Market Fund.  Invest more than 25% of its total assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
5.      Loans
All funds except BNY Mellon Corporate Bond Fund.  Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans.  For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.
BNY Mellon Corporate Bond Fund.  Make loans or lend securities, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.  (The 1940 Act currently limits such loans to no more than 33-1/3% of the value of the fund's total assets.)  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by the fund.
6.      Real Estate
All funds except BNY Mellon Corporate Bond Fund.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).
BNY Mellon Corporate Bond Fund.  Purchase or sell real estate, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.  This restriction shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein.
7.      Underwriting
All funds except BNY Mellon Corporate Bond Fund.  Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.
BNY Mellon Corporate Bond Fund.  Underwrite securities issued by any other person, except to the extent the fund may be deemed an underwriter under the 1933 Act by virtue of purchasing or disposing of portfolio securities and as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.
Nonfundamental Policies
As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, in compliance with applicable law and regulatory policy, each fund, as indicated, may not:
1.      Margin
All funds except BNY Mellon Corporate Bond Fund.  Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.
BNY Mellon Corporate Bond Fund.  Purchase securities on margin, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.  The use of short-term credit necessary for clearance of purchases and sales of portfolio securities, and effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.  In addition, the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments.
2.      Purchase Securities of Other Investment Companies
All funds except BNY Mellon Corporate Bond Fund.  Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.
BNY Mellon Corporate Bond Fund.  Invest in securities of other investment companies, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.
3.      Illiquid Investments
All funds.  Invest more than 15%, and each of BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund will not invest more than 5%, of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable.  For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act, securities which may be resold under Rule 144A under the Securities Act and municipal lease obligations and participations therein, provided that the board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.
4.      Short Sales
All funds except BNY Mellon Corporate Bond Fund, BNY Mellon Emerging Markets Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon International Fund, BNY Mellon International Equity Income Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund.  Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.
5.      Borrowings
All funds.  Purchase any security while borrowings representing more than 5% of such fund's total assets are outstanding.
With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.  With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.  In addition, as pertains to BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund, the purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not be considered to involve the borrowing of money or issuance of senior securities to the extent the fund segregates liquid assets in an appropriate amount (e.g., equal in value to the fund's potential exposure with respect to the transaction) or otherwise "covers" its obligation under the transaction.  With respect to investing in real estate, the 1940 Act does not specifically permit investments in real estate, and the funds do not currently intend to invest in real estate.
Each fund, except BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, has adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Policies Related to Fund Names
Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to invest its assets as described below.
BNY Mellon Government Money Market Fund normally invests at least 99.5% or more of its total assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash.
Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments (or other instruments with similar economic characteristics) described below.
Fund	Investment
BNY Mellon Bond Fund BNY Mellon Intermediate Bond Fund	Bonds
BNY Mellon Corporate Bond Fund	Corporate bonds*
BNY Mellon Emerging Markets Fund	Equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets
BNY Mellon Focused Equity Opportunities Fund BNY Mellon International Appreciation Fund BNY Mellon International Equity Income Fund	Equity securities
BNY Mellon Government Money Market Fund	Securities issued or guaranteed by the U.S. government and repurchase agreements in respect of such securities
BNY Mellon Income Stock Fund	Stocks
BNY Mellon Large Cap Stock Fund BNY Mellon Large Cap Market Opportunities Fund BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Equity securities of large cap companies
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Massachusetts Municipal Obligations
BNY Mellon Mid Cap Multi-Strategy Fund	Equity securities of mid cap companies
BNY Mellon National Intermediate Municipal Bond Fund BNY Mellon National Short-Term Municipal Bond Fund BNY Mellon Municipal Opportunities Fund	Municipal Obligations
BNY Mellon National Municipal Money Market Fund	Municipal Securities
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	New York Municipal Obligations
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Pennsylvania Municipal Obligations
BNY Mellon Short-Term U.S. Government Securities Fund	Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in repurchase agreements in respect of such securities
BNY Mellon Small Cap Multi-Strategy Fund	Equity securities of small cap companies
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Equity securities of small-cap and mid-cap companies
*Does not include foreign corporate bonds denominated in foreign currencies.
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE
BNY Mellon Funds Trust is an open-end management investment company.  The funds are series of BNY Mellon Funds Trust, and investments are made through, and shareholders invest in, the funds.  References in this SAI to a "fund" generally refer to the series of BNY Mellon Funds Trust.  BNY Mellon Funds Trust was organized as a Massachusetts business trust on April 14, 2000.  A fund may not change its subclassification from "diversified" to "non-diversified" without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).
BNY Mellon Asset Allocation Fund, BNY Mellon Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Emerging Markets Fund, BNY Mellon Income Stock Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon International Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Government Money Market Fund, BNY Mellon National Municipal Money Market Fund, BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund are classified as "diversified" under the 1940 Act.
BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund are classified as "non-diversified" under the 1940 Act.
ADMINISTRATION AGREEMENT
The Bank of New York Mellon serves as administrator for the funds pursuant to an Administration Agreement with the BNY Mellon Funds Trust.  Pursuant to the Administration Agreement, The Bank of New York Mellon supplies office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services for Investor shares and Class M shares (other than fees and expenses of the transfer agent associated with cash management and related services); calculates the net asset value of fund shares; and generally assists in supervising all aspects of fund operations (except investment management).  No administration fee is applied to assets held by Funds of Funds which are invested in shares of Underlying Funds or, with respect to BNY Mellon Asset Allocation Fund, cash or money market instruments.  The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services.  The funds' administration fee is calculated from the following administration fee schedule based on the level of assets of the funds in the BNY Mellon Funds Trust in the aggregate:
Total Assets	Annual Fee
$0 to $6 billion	0.15%
Greater than $6 billion to $12 billion	0.12%
Greater than $12 billion	0.10%

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
K&L Gates LLP, 1601 K Street, N.W., Washington D.C.  20006-1600, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.
Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York  10038-4982, serves as counsel to the Independent Board Members.

KPMG LLP, 345 Park Avenue, New York, New York 10154, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.
RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES
The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI.  While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.
 Massachusetts
General Information
Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high income levels and a relatively diversified economy.  Massachusetts has a comparatively large percentage of its residents living in metropolitan areas.  As of July 1, 2015, the population density of Massachusetts was estimated at 866.6 persons per square mile, as compared to 90.9 for the United States as a whole, and the Commonwealth ranked third among the states in percentage of residents living in metropolitan areas (97.8%).  The city of Boston is the largest city in New England, with an estimated population of 655,884 as of July 1, 2014.
The Massachusetts economy is diversified among several industrial and non-industrial sectors.  The four largest sectors of the economy (real estate, rental and leasing, professional and technical services, government and manufacturing) contributed 47.8% of the Commonwealth's GDP in 2014.  Real per capita income levels in Massachusetts are well above the national average.  Only the District of Columbia, and Connecticut have had higher levels of per capita personal income.  The per capita income average in the Commonwealth and the nation in 2014 was $58,737 and $46,049, respectively.  The average unemployment rate for 2014 in Massachusetts and the nation was 5.8% and 6.2%, respectively.  As of December 2015, the unemployment rate for Massachusetts and the nation was 4.7% and 5.0%, respectively.
Commonwealth Finances
Cash Flow.  The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis.  Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures.  All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30).  The Commonwealth currently has liquidity support for a $200 million tax-exempt commercial paper program for general obligation notes.  The Commonwealth has relied upon its commercial paper program for additional liquidity since 2002.
The Stabilization Fund was established as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering state or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions.  The Stabilization Fund ended Fiscal Year 2015 with a balance of $1.252 billion, which represented approximately a $4 million increase from the close of Fiscal Year 2014.  The projected balance for Fiscal Year 2016 is $1.258 billion.
The Commonwealth ended Fiscal Year 2015 with a non-segregated cash balance of approximately $2.141 billion.  The most recent cash flow statement projects a Fiscal Year 2016 ending balance of approximately $2.563 billion.  The Fiscal Year 2016 capital plan provides $4.107 billion for capital spending.  The State Treasurer's office issued $1.2 billion in RANs for cash flow needs for Fiscal Year 2016 on September 29, 2015.  As in previous years, the RANs are expected to be repaid in April, May and June 2016.  The State Treasurer's office also issued $200 million in bond anticipation notes ("BANs") on November 24, 2015, and plans to repay those BANs in April 2016.
Fiscal Year 2015.  The Fiscal Year 2015 budget was enacted by the Legislature on June 30, 2014 and approved by the former Governor on July 11, 2014.  A $4.6 billion interim budget for the first month of Fiscal Year 2015 was enacted by the Legislature and approved by the former Governor on June 26, 2014.  Total spending in the Fiscal Year 2015 budget amounted to approximately $36.491 billion.  The Fiscal Year 2015 budget was based on a consensus tax revenue estimate of $24.337 billion, which represented projected revenue growth of 4.9% over revised estimates.  Subsequent to the enactment of the Fiscal Year 2015 budget, the former Governor approved a series of additional appropriations totaling over $100 million and additional legislation resulted in estimated revenue losses of over $40 million.
On November 19, 2014, the Executive Office for Administration and Finance (the "EOAF") announced a revised Fiscal Year 2015 revenue estimate, stating that revenues would be insufficient to meet authorized expenditures for the fiscal year.  The amount of deficiency was estimated to be $329 million.  That same day, the former Governor took various actions to reduce spending allotments, of which $252 million ultimately was implemented.  On January 8, 2015, a new Governor assumed office.  The following month, the EOAF identified a projected Fiscal Year 2015 budget shortfall of $768 million as a result of both revenue shortfalls and spending exposures.  The revenue shortfalls included lower than budgeted settlement and judgment receipts, a reduction in the income tax rate from 5.20% to 5.15% effective January 1, 2015, and lower than expected departmental revenues.  On the same day, the Governor further reduced spending allotments by $145 million and announced $168 million in additional MassHealth savings by implementing several management initiatives.  On November 2, 2015, the Governor approved legislation that included supplemental appropriation line items totaling approximately $326.3 million ($223.5 million net after assuming offsetting reimbursements) to close out Fiscal Year 2015.  The EOAF estimates that approximately $1.2 billion in one-time resources were used in Fiscal Year 2015 to support state spending.
As of June 30, 2015, the Commonwealth had a budgeted fund balance of approximately $1.571 billion and completed Fiscal Year 2015 with a consolidated net surplus of $144 million.  In addition, $4 million of investment income was transferred to the Stabilization Fund from the Commonwealth General Fund, resulting in a total gain of approximately $120 million in the Stabilization Fund after an operating loss of approximately $424 million in Fiscal Year 2014.  The Comptroller had delayed the issuance of the Commonwealth's audited financial statements for Fiscal Year 2015 due to an ongoing independent investigation of the valuation and calculation of the pension-related assets managed by the Massachusetts Bay Transportation Authority ("MBTA") Retirement Fund (the "MBTA Fund").  The MBTA Fund's financial statements are a component of the financial statements of the MBTA and, ultimately, the Commonwealth's financial statements.  The timing and results of the independent investigation and its possible impact on the Commonwealth's financial statements is currently unknown.  It is not currently expected that the Commonwealth's "government-wide" financial statements (which do not include component units such as the MBTA) will change materially once the audit of its financial statements is complete.
Fiscal Year 2016.  The Fiscal Year 2016 budget was enacted by the Legislature on July 8, 2015 and approved by the Governor on July 17, 2015.  A $5.5 billion interim budget for the first month of Fiscal Year 2016 was enacted by the Legislature and approved by the Governor on June 23, 2015.  Total spending in the Fiscal Year 2016 budget amounted to approximately $38.2 billion, after accounting for $162.8 million in vetoes, approximately 3.4% greater than Fiscal Year 2015 estimated spending levels at the time of its approval.  The Fiscal Year 2016 budget relies on approximately $629 million in one-time resources and other solutions to support recurring spending.  The Fiscal Year 2016 budget also assumes savings for Fiscal Year 2016 debt service attributable to the $113.2 million debt defeasance included in the final Fiscal Year 2015 supplemental appropriation bill.  On July 28, 2015, the Legislature passed overrides to the Governor's vetoes in the amount of $97.9 million.  On August 6, 2015, the Governor approved legislation that authorized a two-day suspension of the sales tax on August 15 and 16, 2015, which resulted in approximately $25.5 million in foregone revenue.
On October 15, 2015, the EOAF maintained the Fiscal Year 2016 tax revenue estimate of $25.611 billion without change, but did reduce the Fiscal Year 2016 non-tax revenue estimate by $145 million.  On January 14, 2016, the EOAF revised the Fiscal Year 2016 tax revenue estimate upwards by $140 million, for a revised estimate of $25.751 billion.  After accounting for tax revenue receipts through the end of January, which were an additional $48 million over the revised consensus estimate, and other trends and circumstances, the EOAF currently projects that the Commonwealth's Fiscal Year 2016 budget is substantially in statutory balance.  The EOAF will continue to monitor the Commonwealth's fiscal condition and will actively manage the budget for the remainder of the fiscal year.  On February 12, 2016, the Governor filed a supplemental budget for Fiscal Year 2016 including $169.5 million in supplemental appropriations.
Fiscal Year 2017.  On January 27, 2016, the Governor filed his Fiscal Year 2017 budget recommendation, providing for a total of $39.559 million in spending, which is 3.5% greater than the spending authorized by the Fiscal Year 2016 budget.  The Fiscal Year 2017 budget recommendation is supported by a consensus tax revenue estimate of $26.86 billion, which represents 4.3% growth over the revised Fiscal Year 2016 consensus tax revenue estimate.  The Governor's Fiscal Year 2017 budget proposal does not increase fees or taxes to support spending, does not withdraw money from the Stabilization Fund, and anticipates a deposit of at least $206 million in so-called "excess" capital gains tax receipts into the Stabilization Fund, while it proposes to retain $150 million of such excess capital gains tax receipts in the Commonwealth General Fund.  The Governor also proposes to dedicate to the Stabilization Fund approximately $76.5 million in potential revenue from gaming licensing fees that could be received in fiscal 2017 if the Massachusetts Gaming Commission grants a third license as authorized by existing state law.
Commonwealth Revenues.  In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds.  The major components of Commonwealth taxes are the income tax, which accounted for approximately 57.3% of the total tax revenues in Fiscal Year 2015, the sales and use tax, which accounted for approximately 23.0%, and the corporations and other business and excise taxes, which accounted for approximately 10.4%.  Other tax and excise sources accounted for the remaining 9.3% of Fiscal Year 2015 tax revenues.
On September 2, 2015, the Attorney General certified an initiative petition to amend the state constitution to provide for an additional tax of 4% on that portion of annual taxable income in excess of $1 million (adjusted annually for inflation) for tax years beginning on or after January 1, 2019.  On December 18, 2015, the Secretary of State certified that the petitioners had collected sufficient signatures for the petition to be transmitted to the Legislature.  The petition will need to be approved by at least 25% of the Legislature in two successive legislative sessions and by the voters in the November 2018 general election in order to become effective.
Fiscal Year 2015.  Tax revenues for Fiscal Year 2015, totaled approximately $24.932 billion (including $214.7 million in one-time tax-related settlements and judgments), an increase of approximately $1.562 billion (6.7%) over Fiscal Year 2014.  This increase is attributable, in large part, to an increase of approximately $554.8 million (5.3%) in withholding collections, an increase of approximately $331.6 million (14.9%) in cash income tax estimated payments, an increase of approximately $314.5 million (16.2%) in income tax payments with returns or bills, a decrease of approximately $47.7 million (3.2%) in cash income tax refunds and an increase of approximately $278 million (5.1%) in sales and use tax collections, and an increase of approximately $50.1 million (2.0%) in corporate and business collections.  Excluding the $214.7 million in one-time tax settlements and judgments, Fiscal Year 2015 tax collections were approximately $392 million above the benchmarks associated with the Fiscal Year 2015 tax revenue estimate of $24.325 billion.  Better than expected income estimated payments, withholding, and lower refunds were the main categories contributing to the above benchmark performance.
Fiscal Year 2016.  Preliminary tax revenues (including large tax-related settlements) for the first seven months of Fiscal Year 2016, ended January 31, 2016, totaled approximately $14.306 billion, an increase of approximately $526 million (3.8%) over the same period in Fiscal Year 2015.  The year-to-date tax revenue increase is attributable, in large part, to an increase of approximately $311 million (4.9%) in withholding collections, an increase of approximately $22 million (1.3%) in cash income tax estimated payments, an increase of approximately $198 million (5.8%) in sales and use tax collections, and an increase of approximately $35 million (3.7%) in corporate and business tax collections, which were partly offset by a decrease of approximately $73 million (19.2%) in income tax return and bill payments.  Year-to-date Fiscal Year 2016 tax collections (through January) were approximately $48 million above the benchmarks associated with the revised Fiscal Year 2016 consensus tax revenue estimate.
Federal and Other Non-Tax Revenues.
Federal Revenue.  Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF").  The amount of federal revenue to be received is determined by state expenditures for these programs.  Federal reimbursements amounted to $8.372 billion for Fiscal Year 2014 and $9.480 billion for Fiscal Year 2015 and are projected to be $10.749 billion for Fiscal Year 2016.  Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.  These revenues were $3.175 billion for Fiscal Year 2014 and $3.809 billion for Fiscal Year 2015 and  are projected to be $3.944 billion for Fiscal Year 2016.
Lottery Revenues.  For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery and Gaming Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission.  This accounted for net transfers from the Lottery of $1.050 billion, $1.069 billion and $1.086 billion in Fiscal Years 2013, 2014 and 2015, respectively.
Tobacco Settlement.  On November 23, 1998, the Commonwealth joined with other states in entering into a master settlement agreement ("MSA"), which resolved the Commonwealth's and the other states' litigation against the cigarette industry.  Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states.  Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.
The Commonwealth's allocable share of the base amounts payable under the MSA is approximately 4.04%.  The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2024 to be approximately $8.962 billion, subject to adjustments, reductions and offsets.  However, since Fiscal Year 2006 certain amounts have been withheld from each year's payments by tobacco manufacturers who claim that they are entitled to reduce such payments under the MSA.  Certain manufacturers withheld annual payments to the states due in 2006 through 2011.  Those amounts have ranged from $21 million to $35 million.  A smaller amount has been withheld for 2012 through 2015.  The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments.  The Commonwealth also was awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort.  This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.
From Fiscal Year 2003 through Fiscal Year 2012, all payments received by the Commonwealth pursuant to the MSA were deposited in the State General Fund.  The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund ("SRBTF") for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employee' retirement system for health care and other non-pension benefits for retired members of the system, and the Health Care Security Trust's balance was transferred to the SRBTF.  The Fiscal Year 2012 budget included a requirement that, beginning in Fiscal Year 2013, 10% of the annual tobacco payments are to be transferred to the SRBTF ($253.5 million in Fiscal Year 2013), with the difference deposited to the Commonwealth General Fund, and that the amount deposited to the SRBTF is to increase by 10% increments annually thereafter until 100% of all payments are transferred to that Fund.  The Fiscal Year 2014 budget included a provision that funded the scheduled 20% transfer to the SRBTF from unspent debt service appropriations rather than through tobacco settlement proceeds.  Based on tobacco settlement proceeds received by the Commonwealth during Fiscal Year 2014, $56.4 million (equal to 20% of the $282.1 million in tobacco settlement proceeds) was transferred to the SRBTF in Fiscal Year 2014 as a result of these provisions.  However, due to insufficient unspent debt service appropriations, a balance of approximately $15 million of tobacco proceeds was used to complete the transfer.  The Fiscal Year 2015 budget contained similar provision requiring the scheduled 30% transfer of tobacco settlement funds (approximately $73.7 million) to be transferred to the SRBTF from unspent debt service appropriations.  In Fiscal Year 2015 there were insufficient unspent debt service appropriations to fund the full 30% transfer to the SRBTF, and approximately $29.7 million of tobacco proceeds was used to fund the balance.  The Fiscal Year 2016 budget requires that transfers be made equivalent to 30% of Fiscal Year 2016 tobacco settlement proceeds ($73 million).  However, that transfer is contingent on the availability of unexpended debt service appropriations, and if those are insufficient to fund the 30% transfer, the balance of the 30% will be funded by Fiscal Year 2016 tax revenues exceeding $100 million generated by a tax amnesty program.  The Governor's proposed Fiscal Year 2017 budget contains a similar transfer provision.
Settlements and Judgments.  State finance law provides that any one-time settlement or judgment amounting to $10 million or more is to be deposited in the Stabilization Fund to the extent that the total of all such settlements and judgments exceeded the average of such total for the five preceding fiscal years.  The threshold amount for Fiscal Year 2016 is $267 million.  On July 7, 2015, the Commissioner of Revenue and the Attorney General certified that the Commonwealth had received $226.1 million in such payments ($214.7 million of which were tax-related and $11.4 million of which were non-tax-related) during Fiscal Year 2015.  On January 5, 2016, the Commissioner of Revenue and the Attorney General certified that the Commonwealth had received $26.9 million in such payments during the first six months of Fiscal Year 2016.  The EOAF projects that $125 million in tax and non-tax related settlements and judgments (exceeding $10 million each) will be collected in Fiscal Year 2016.
Gaming.  On November 22, 2011 the Governor approved legislation that authorize the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth.  The legislation established an appointed, independent state gaming commission to oversee the implementation of the law and the regulation of the resultant gaming facilities.  Licensing fees collected by the commission are to be applied to a variety of one-time state and local purposes, and gaming revenues received by the Commonwealth are to be applied to a variety of ongoing expenses, including local aid and education, with stipulated percentages also to be deposited in the Stabilization Fund and applied to debt reduction.  The legislation stipulates that initial licensing fees, which are to be set by the gaming commission, must be at least $85 million per casino (a "Category 1" license) and $25 million for the slot facility (a "Category 2" license).  According to the Massachusetts Gaming Commission, aggregate state tax revenues from gaming licenses are expected to total approximately $300 million per year once the facilities are operational.
The Massachusetts Gaming Commission entered into agreements with the Category 1 licensee in two of the three regions, pursuant to which the licensees received a license effective on November 7, 2014.  Each licensee has paid the $85 million license fee.  Both facilities are expected to be fully operational some time in 2018.  The Massachusetts Gaming Commission is in the process of reviewing applications for the Category 1 license in the third region.  There also is ongoing litigation involving the Commission's award of one of the Category 1 licenses.
 Commonwealth Expenditures
Commonwealth Financial Support for Local Governments.  The Commonwealth makes substantial local aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services.  Local aid payments take the form of both direct and indirect assistance.  Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds.  The Commonwealth's budget for Fiscal Year 2016 provides $5.823 billion of state-funded local aid to municipalities.
As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities.  The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil.  Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.  In Fiscal Year 2007, the formula was adjusted to enhanced equity of aid payments.  The Fiscal Year 2016 budget includes funding for education aid of $4.51 billion.  This level of funding brings all school districts to the foundation level called for by 1993 education reform legislation and is an increase of $111 million over the Fiscal Year 2015 state-supported amount of $4.40 billion.
Medicaid.  The Commonwealth's Medicaid program, MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elderly.  The program, which is administered by the Executive Office of Health & Human Services ("EOHHS"), receives 50% in federal reimbursement on most Medicaid expenditures, and 88% in federal reimbursement on most expenditures for children's benefits reimbursable under the Children's Health Insurance Program.  Under the federal Affordable Care Act (the "ACA"), since January 1, 2014, MassHealth receives enhanced federal reimbursement for spending on newly eligible members and certain existing members.  The reimbursement rate for calendar years 2015 and 2016 was 80% and 85%, respectively.  The reimbursement rate for this population will continue to increase each year through 2019, and then will level off at 90% in 2020 and beyond.
The Fiscal Year 2015 budget included $14.3 billion in funding for non-administrative spending for the MassHealth program.  The Fiscal Year 2016 budget includes $15.3 billion in funding for non-administrative spending for the MassHealth program.  The Fiscal Year 2016 budget achieves significant MassHealth savings while supporting expansion of benefits for children with autism and critical eligibility and operations investments.  The Fiscal Year 2016 budget funds rate increases for certain providers including nursing facilities and managed care entities.  Based on an updated spending plan forecast, MassHealth projects that Fiscal Year 2016 programmatic spending will exceed appropriations by $150 million, due to higher than anticipated caseload and several program changes.  A majority of the additional spending ($126 million) is expected to be supported through additional federal reimbursements.
Commonwealth Health Insurance Connector Authority.  State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority ("Health Connector") to, among other things, administer the Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance.  The program ended January 31, 2015.  The Health Connector now administers the Commonwealth's Health Insurance Marketplace under the ACA.  The Fiscal Year 2016 budget does not include an appropriation for the Heath Connector.  Rather, the Health Connector's resources are expected to be derived exclusively from increased dedicated revenues from cigarette taxes and employer contributions, federal grants and self-generated revenues.  Health Connector spending in Fiscal Year 2016 budget is projected to be $222.2 million (including administrative budget spending), a reduction of $94.4 million from the prior fiscal year.
On October 30, 2014 the Commonwealth's Medicaid waiver was renewed by Centers for Medicare and Medicaid Services ("CMS") and extended through June 30, 2019.  The $41.4 billion agreement, which represents approximately a $15 billion increase over the previous waiver, preserves existing Medicaid eligibility and benefit levels in and continues to support state and federal health care subsidies for low-and-middle income individuals to keep insurance affordable for them and includes more than $20 billion in revenue to the Commonwealth through federal financial participation.  The waiver supports alternative payment models and integrated care through Delivery System Transformation Initiative incentive payments to eligible safety net hospitals.
Other Health and Human Services.  The Office of Health Services encompasses programs and services from the Department of Public Health ("DPH") and the Department of Mental Health, and the Division of Health Care Finance and Policy.  Their goal is to promote healthy people, families, communities and environments through coordinated care.  The Office of Health Services' spending for Fiscal Years 2014 and 2015 was $1.211 billion and $1.201 billion, respectively.  Spending in Fiscal Year 2016 is projected to be approximately $1.298 billion.
Commonwealth Pension Obligations.  The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state.  The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems.  However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments.  Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board.  Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board.  In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets.  The members of these state and local retirement systems do not participate in the federal Social Security System.  The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.
The most recent pension funding schedule for payments into the Commonwealth's Pension Liability Fund was filed on January 14, 2014.  The assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2013, an annual rate of return on assets of 8.0%, and appropriation increases of 10% per year until Fiscal Year 2017 with 7% increases thereafter until the final amortization payment in Fiscal Year 2036 (four years before the statutory requirement).  The next funding schedule is due to be filed in early 2017 and will govern payments in Fiscal Year 2018 and beyond.
On August 28, 2015, the Public Employee Retirement Administration Commission released its actuarial valuation of the Commonwealth's total pension obligation as of January 1, 2015.  This valuation was based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2014.  The unfunded actuarial accrued liability as of that date for the total obligation was approximately $33.429 billion, including approximately $10.959 billion for the Massachusetts State Employees' Retirement System ("MSERS"), $20.169 billion for the Massachusetts Teachers' Retirement System ("MTRS"), $2.115 billion for Boston Teachers and $186.5 million for cost-of-living increases reimbursable to local systems.  The valuation study estimated the total actuarial accrued liability as of January 1, 2015 to be approximately $81.535 billion (comprised of $33.679 billion for MSERS, $44.116 billion for MTRS, $3.554 billion for Boston Teachers and $186.5 million for cost-of-living increases reimbursable to local systems).  Total assets were valued on an actuarial basis at approximately $48.106 billion based on a five-year average valuation method, which equaled 95.7% of the January 1, 2015 total asset market value.
For the January 1, 2015 Commonwealth actuarial valuation, the investment return assumption was reduced from 8.0% to 7.75%.  This change increased the actuarial accrued liability (and therefore the unfunded actuarial accrued liability) for the Commonwealth's total pension obligation by approximately $1.8 billion.  Prior to the January 1, 2013 valuation, an 8.25% investment return assumption was used.  For the January 1, 2013 and January 1, 2014 valuations, an 8.0% investment return assumption was used.  In December 2015, the State Treasurer recommended a reduction in the investment return assumption for the January 1, 2016 valuation from 7.75% to 7.50%.
Higher Education.  The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges.  The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution.  Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution.  The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education.  Spending totaled $1.092 billion and $1.162 billion for Fiscal Years 2014 and 2015, respectively, and spending for Fiscal Year 2016 is projected to be $1.189 billion.
Capital Spending
The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies.  On June 19, 2015, the Governor announced a five-year capital investment plan for Fiscal Year 2016 through Fiscal Year 2020.  With the release of the plan, the Governor announced that the bond cap was $2.125 billion for Fiscal Year 2016.
The bond cap determination is based on the debt affordability policy, under which the Commonwealth sets the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues.  For future fiscal years, 4% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues.  In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million.  This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.
Massachusetts Bay Transportation Authority.  The MBTA issues its own bonds and notes.  Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income).  Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000.  As of January 31, 2016, the MBTA had approximately $229.9 million of such prior bonds outstanding.  Such bonds are currently scheduled to mature annually through Fiscal Year 2030.
Legislation approved by the Governor on October 31, 2014 increased the amount of dedicated sales tax receipts and the base revenue amount statutorily required to be credited to the MBTA by $160 million starting in Fiscal Year 2015.  The $160 million increase in the dedicated sales tax revenue amount and the amount included in the inflation-adjusted floor was intended to replace the $160 million annual state appropriation the MBTA had received during Fiscal Years 2010 through 2014.
Commonwealth Indebtedness
General Authority to Borrow.  Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon.  The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan.  In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.
General Obligation Debt.  The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law.  General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.  As of January 31, 2016, the Commonwealth had approximately $20.4 billion in issued and outstanding general obligation debt, of which $16.9 billion (approximately 83%) was fixed rate debt and $3.5 billion (17%) was variable rate debt.  The Commonwealth's outstanding general obligation variable rate debt consists of several variable rate structures.  Much of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $636.1 million of outstanding general obligation debt as of January 31, 2016.  The variable rate demand bonds are generally supported by liquidity facilities that require the bonds to be tendered by a specified date if the facility is not replaced or the bonds are not otherwise refinanced.  As of January 31, 2016, the Commonwealth had approximately $660.5 million of bonds in such a mode.  Of the variable rate debt outstanding, the interest rates on $2.3 billion (approximately 11%) of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements.  These agreements are used as hedges to mitigate the risk associated with variable rate bonds.
Under state finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged.  The remaining variable rate debt of $1.2 billion, or approximately 6% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.  The Commonwealth intends to implement a multi-year asset/liability management strategy in order to better balance its interest rate exposure by increasing the portion of its outstanding debt issued as unhedged floating rate bonds.
As of January 31, 2016, the Commonwealth had outstanding approximately $136.3 million ($77.6 million principal and $58.7 million discount) of variable rate "U. Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.
The Commonwealth has issued general obligation bonds in the form of Build America Bonds ("BABs"), which were authorized under American Recovery and Reinvestment Act ("ARRA").  The Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules.  Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies.  The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments.  As of January 31, 2016, the Commonwealth had approximately $2.0 billion of BABs outstanding.
The Commonwealth is authorized to issue short-term general obligation debt as RANs or BANs.  RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued.  BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds.  In addition, as of January 31, 2016, the Commonwealth had liquidity support for a $400 million commercial paper program which it utilizes for cash flow purposes.
Special Obligation Debt.
The Commonwealth Transportation Fund.  The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund ("CTF") (formerly the Highway Fund).  Revenues that are accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicle fees.  In addition, a portion of the Commonwealth's receipts from the sales tax is dedicated to the CTF and state finance law currently provides for a series of substantial transfer from the State General Fund to the CTF through Fiscal Year 2020; none of the sales tax receipts or State General Fund transfers has been pledged to secure Commonwealth special obligation bonds.  As of January 31, 2016, the Commonwealth had outstanding $210.6 million of such special obligation bonds secured by a pledge of 6.86¢ of the 24¢ motor fuels excise tax.
The Commonwealth is also authorized to issue approximately $1.876 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the CTF to fund a portion of the Commonwealth's accelerated structurally-deficient bridge program and other transportation improvements.  As of January 31, 2016, the Commonwealth had outstanding $2.0 billion of such bonds, which are secured by a pledge of registry fees and a specified portion of the motor fuels excise tax.
A portion of the outstanding bonds was issued as BABs (approximately $419.8 million) and as Recovery Zone Economic Development Bonds ("RZEDBs") (approximately $156.4 million).  The Commonwealth is entitled to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable federal rules.  Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies.  Such payments are currently subject to a sequestration reduction of 6.8% through the federal fiscal year ending September 30, 2016.  The Bipartisan Budget Act of 2015, approved by the President on November 2, 2015, extended the sequestration provisions through federal fiscal year 2025.  Beginning in Fiscal Year 2012, such subsidy payments received by the Commonwealth are required to be deposited in a Build America Bonds Subsidy Trust Fund and used, without further legislative appropriation, to pay debt service on the related BABs and RZEDBs.  The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments.  As of January 31, 2016, $2.1 billion of the Commonwealth's outstanding general obligation debt was comprised of BABs; $491.8 million of the outstanding CTF bonds was comprised of BABs, $156.4 million of the outstanding CTF bonds was comprised of RZEDBs; and $88.6 million of the outstanding grant anticipation notes was comprised of BABs.
Convention Center Fund.  The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million).  The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston, tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield.  In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, and in June 2005, the Commonwealth issued $527.6 million of special obligation refunding bonds, which advance refunded, in part, the 2004 issue.  Of the 2004 and 2005 special obligation bonds secured solely by the pledge of receipts of tax revenues in the Convention Center Fund, approximately $597.6 million remained outstanding as of January 31, 2016.
Federal Grant Anticipation Notes.  The Commonwealth is authorized to issue an additional $1.1 billion of subordinated grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth's accelerated structurally deficient bridge program.  The Commonwealth expects to pay interest on the notes for the bridge program from Commonwealth appropriations.  As of January 31, 2016, $688.5 million of such notes was outstanding.
Litigation
There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party.  In the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.
Programs and Services.  From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies.  To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.
Rosie D. et al v. The Governor.  In January 2006, the trial court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home-and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment provisions of federal Medicaid laws.  In February 2007, the trial court adopted the defendants' proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that modified plan.  The Commonwealth did not appeal from that judgment and undertook implementation of its remedial plan.  MassHealth estimates that its implementation of program changes in compliance with the remedy order will increase its costs prospectively by over $20 million annually.  The monitoring period has been extended through June 30, 2016.  The Commonwealth maintains that it is in full compliance with the court's judgment and is providing the plaintiffs and the court monitor with a large volume of documentation that the plaintiffs requested.  The next hearing is scheduled for March 1, 2016.
SEIU v. Department of Mental Health.  The Service Employees International Union has challenged the Department of Mental Health's ("DMH") contracts for the provision of Community Based Flexible Supports ("CBFS") as unlawful privatization contracts under the so-called "Pacheco Law."  Plaintiff seeks declaratory relief invalidating portions of the CBFS contracts as well as reinstatement of and back pay for up to 100 former case managers who the plaintiff claims were laid off in 2009 as a result of these allegedly unlawful contracts.  On August 15, 2012, the DMH filed a motion for judgment on the pleadings dismissing the case due to lack of subject matter jurisdiction based on the plaintiff's lack of standing to pursue the action and its failure to include as defendants in the action the private contractors whose contracts would be partially invalidated were the requested relief granted.  On March 24, 2013, judgment entered dismissing the case upon DMH's motion.  SEIU subsequently appealed.  On August 15, 2014, the Supreme Judicial Court issued a decision affirming the trial court's determination that the complaint was deficient for failing to name the state contractors in the CBFS program as parties.  It remanded the case to the trial court for the sole purpose of allowing SEIU to move to amend its complaint to add as necessary parties the DMH contractors.  The Supreme Judicial Court also reversed the trial court's separate determination that, based on the pleadings, SEIU lacked direct standing to seek enforcement of the Pacheco Law.  The union filed an amended complaint, naming the CBFS contractors on October 8, 2014.  In addition to other defenses, DMH continues to deny that it violated the Pacheco Law or that the 2009 lay-offs were due to the CBFS procurement. DMH further denies that reinstatement or back pay would be available as relief in the action even if portions of the CBFS contracts were invalidated.  DMH believes that the potential cost associated with rehiring the laid-off case managers would be $10 million annually.  This would be in addition to whatever back pay might be awarded if the plaintiff prevails.  In late August 2015, the court issued a memorandum of decision dismissing SEIU's complaint for lack of jurisdiction on the ground that the only extant contracts are renewal contracts, which are expressly excluded from the purview of the Pacheco Law.  A judgment dismissing the case with prejudice was entered on August 28, 2015.  SEIU filed a notice of appeal, and the Supreme Judicial Court has allowed SEIU's subsequent application for direct appellate review.
Hutchinson et al v. Patrick et al.  This is a 2007 class action brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities.  Plaintiffs claim that they and a class of between 2,000 and 4,000 brain-injured individuals are entitled to, among other things, placement in community settings.  Plaintiffs asserted claims under the federal Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act.  In May 2008, the parties entered into a settlement agreement which was subsequently amended in July 2013.  Under the terms of the amended settlement agreement, the defendants will provide community residential and non-residential supports in an integrated setting to Massachusetts Medicaid-eligible persons with an acquired brain injury who are in nursing and long-term rehabilitation facilities.  The cost of implementing these programs was originally projected to be approximately $386 million, phased in over six years, with approximately half of that amount expected to be reimbursed by the federal government.  The Fiscal Year 2015 budget provided $34.3 million to fund this program.  The Fiscal Year 2016 budget increased the appropriation to $49.4 million.  By Fiscal Year 2019 (year six of the settlement agreement), when the program will be fully implemented, the annualized cost of the program as initially projected will be approximately $56 million on a net basis.
Paszko and Fowler, for themselves and others similarly situated v. Carol Higgins O'Brien, in her official capacity as the Commissioner of the Massachusetts Department of Correction, and the Massachusetts Partnership for Correctional Healthcare, LLC.  Two state prisoners have filed a class action suit relating to treatment of the Hepatitis C virus ("HCV") among prisoners in the custody of the Massachusetts Department of Correction ("DOC").  The suit alleges that the DOC and its healthcare services provider, the Massachusetts Partnership for Correctional Healthcare, have failed to provide HCV positive prisoners with access to new medications.  Employing the uppermost range estimate for the rate of HCV infection among prisoners nationwide (41.1%) to the Massachusetts prison population, the number of HCV infected individuals in Massachusetts custody could be as high as 4,800.  The new generation of HCV drugs costs between $83,000 to $95,000 per patient.  Based on these figures, the total cost of providing such treatments to all HCV-infected prisoners could run into the hundreds of millions of dollars.
Massachusetts Council of Human Service Providers, Inc., et al. v. Secretary of the Executive Order of Health and Human Services.  A coalition of social service providers has brought suit against EOHHS, alleging that EOHSS has failed to promulgate higher rates of reimbursement to providers of various behavioral health services, and to reimburse those providers consistent with such rates.  The plaintiffs allege in their complaint, that if EOHHS is ordered promptly to set and pay according to all rates that have not yet been promulgated, EOHHS would be liable for approximately $52 million in higher rate payments just in Fiscal Year 2015 alone.  On July 29, 2014, EOHHS filed its answer denying some allegations and asserting several affirmative defenses.  The plaintiffs filed a motion for judgment on the pleadings on October 30, 2014.  On January 12, 2015, the court granted the plaintiffs' motion for judgment on the pleadings, but permitted the parties to attempt to negotiate a schedule for rate promulgation and implementation.  After negotiations, the court granted a joint motion for entry of judgment in the form proposed by the parties on May 14, 2015.  Pursuant to this interim agreement, the promulgation of new rates will be up to 2 years, but service providers will benefit from interim supplemental payments representing some fraction of the liability plaintiffs had alleged in their complaint.
Medicaid Audits and Regulatory Reviews.
In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund).  The Federal Health Care Financing Administration (now, the CMS) asserted in June 2000 that the portion of the Medicaid program funded by the HSN might violate federal regulations regarding permissible taxes on health care providers.  Since 1993, MassHealth has sought federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the HSN.  The Commonwealth believes that the assessments are within the federal law pertaining to health care related taxes.  Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements.  By the end of pool Fiscal Year 2015 the Commonwealth will have collected an estimated $5.646 billion in acute hospital assessments since 1990 and an estimated $2.527 billion in surcharge payments since 1998.
In re: Office of the Inspector General Report Number: A-01-12-0006.  On April 6, 2012, the federal Office of the Inspector General ("OIG") initiated an audit of MassHealth's federal reporting of certain claims with dates of service between January 1, 2006 and December 31, 2010.  The OIG issued a draft report on June 3, 2014 to which MassHealth responded on July 3, 2014.  The OIG draft report concluded that during the audit period MassHealth over-claimed $105 million in Federal Financial Participation due to timing issues associated with the temporary FMAP increase due to ARRA and EOHHS' "void and replaced" claiming system.  EOHHS' response to the draft report states that MassHealth worked closely with the Federal Centers for Medicare and Medicaid Services ("CMS") to develop the system it uses to submit claims and adjustments for federal matching funds on the CMS-64 form since June 2009, and that CMS validated and accepted the "void and replace" claims adjustment system EOHHS used.  The OIG's audit focused on a specific time period that, based on its calculations, resulted in a federal overpayment.  Based on the OIG's methodology, there was a $108 million federal underpayment to the Commonwealth for the period of January 2011 through September 2013.  Based on the OIG's audit report, MassHealth has implemented the OIG's interpretation of the claiming rules after the audit period, and has requested increased federal reimbursement totaling approximately $108.2 million from CMS, which will offset OIG's recommended adjustment.  EOHHS in response advised the OIG that if CMS agrees with the OIG's interpretation of federal claiming rules and the rules are applied consistently, EOHHS has no objection to the OIG's recommended finding.  The OIG issued its final report in September 2014.  The OIG did not accept EOHHS' position.  EOHHS is pursuing this matter further with CMS.  CMS has not taken an action to disallow the $108.2 million that the OIG insists is an overpayment.
In re: Centers for Medicare and Medicaid Financial Management Review: 01-MS-2012-MA-01.  In September 2013, CMS issued a draft audit report of its financial review of Massachusetts' Nursing Facility User Fees for federal Fiscal Year 2010.  In its report, CMS referenced that the Commonwealth collected $220.7 million in federal Fiscal Year 2010 in nursing facility user fees and that non-compliance with requirements for federal funding could result in recoupment of federal funds.  The findings and recommendations included a request to submit a new application for a waiver of federal requirements applicable to the user fee.  EOHHS responded to CMS's draft report agreeing to seek new waiver authority from CMS.  In June 2014, CMS issued a final audit report accepting EOHHS' response and stating it would work with EOHHS to implement a new waiver.  A change in state law was required to allow EOHHS to seek this new waiver authority from CMS.  The necessary authority was requested and obtained in the Fiscal Year 2016 budget.  EOHHS is now working with CMS to gain approval of modifications to its nursing facility user fee structure.
Environmental Matters.
In re Massachusetts Military Reservation (pre-litigation).  The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod.  The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee.  Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities.  The assessment process for natural resource damages is set out in federal regulations and has not been completed.  While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.  In 2013, the trustees reopened preliminary discussions on a potential settlement framework.
Taxes and Other Revenues.
Comcast of Massachusetts I, Inc. v. Commissioner of Revenue, Appellate Tax Board.  The taxpayer filed two petitions with the Appellate Tax Board on December 4, 2013.  The first petition appealed the Commissioner's refusal to refund corporate excise tax for the years 2003-2008 on the basis that the correct apportionment methodology is cost of performance instead of market-based sourcing.  In the second petition, the taxpayer appealed the Commissioner's refusal to abate  additionally assessed corporate excise tax for the years 2002-2008.  On September 4, 2014, the taxpayer filed an amended petition in which it conceded in full the issues relating to bonus depreciation, capital loss deduction, charitable loss deductions, and conceded, in part, the issues of exclusion of dividends and add back.  The potential collection amount at issue is around $52 million while the refund claims total $127.6 million.  Trial commented on October 13, 2015 and concluded on November 20, 2015.  Post-trial briefs are due on March 1, 2016 with reply briefs due on April 1, 2016.
Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al.  This matter arises under the MSA.  Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments.  One such adjustment is the non-participating manufacturer ("NPM") adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs' market share base in 1997.  Because the OPMs suffered the requisite loss in each of 2004-2014, they are seeking to reduce the amount of payments they made in each of those years.  Under the MSA, a nationally recognized economic firm (the "Firm") must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year.  Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes.  The Firm, for each year, concluded that the first finding had been made and the OPMs moved to have the payment adjustments enforced.  This has been deferred while the determination on whether the states, including the Commonwealth, diligently enforced their NPM escrow statutes.  Certain PMs have made payments to the Commonwealth, while others have withheld payments until a decision on the enforcement of the Commonwealth's NPM escrow statute has been reached.
In January 2009, the Commonwealth and other settling states entered into an arbitration agreement with the OPMs.  Broadly stated, the agreement provides for a national arbitration proceeding to resolve the ongoing NPMs adjustment disputes.  As consideration for the states' assets to this agreement, the OPMs agreed, among other things, to release the funds withheld from the April 2008 MSA payments in connection with the 2005 NPM adjustment dispute.  Notwithstanding this release of funds, the OPMs continued to contest the states' diligent enforcement of their escrow statutes.  As a result of this agreement, on February 26, 2009, the Commonwealth received approximately $21.8 million in withheld 2005 MSA payments.
The PMs notified the states of their intent to arbitrate the issue of whether each state diligently enforced its NPM escrow statute during each of 2004-2014 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings.  If these matters are arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined.  An arbitration to resolve the 2004 NPM adjustment dispute has commenced and a panel has been selected, but such selection is being challenged by one of the PMs.  An initial hearing was scheduled for early February 2016.
Northeastern University, et al. v. Commissioner of Revenue and related Brownfields Credits Claims.  The plaintiffs, three Massachusetts universities and one corporation, allege that the Commissioner of Revenue wrongfully denied their requests for brownfields tax credits and, in the case of the corporate plaintiff, the request to transfer or sell tax credits already obtained.  Legislation in 2006 made not-for-profit institutions eligible to claim tax credits for work those institutions performed to remediate an environmentally contaminated site.  The sole issue in this litigation, filed in August, 2014, is whether the taxpayers may be eligible for a brownfields tax credit arising from site-remediation work performed prior to June 2006 (i.e., prior to the effective date of the legislation).  The Commissioner denied the plaintiffs' applications for the credit, and to transfer the credit, because the site remediation work had been achieved prior to the taxable year commencing after June 24, 2006.  The trial court, however, found in favor of the plaintiffs and, if all other application conditions are met, the plaintiffs would be entitled to tax credits in the cumulative amount of $17.1 million.  Additionally, other entities may now be bolstered in their as-yet unasserted claims for credits worth tens of millions of dollars.  The Commonwealth has filed a motion of appeal and also is seeking clarification of the judgment from the trial court.
Other Litigation.
Drug Testing Laboratory Disputes.  In August 2012, a chemist formerly employed at the state's drug testing laboratory in Boston admitted to several types of misconduct involving the handling of laboratory samples, which were used in criminal cases.  The Attorney General's Office conducted a criminal investigation.  In 2013, the former chemist pled guilty and was sentenced to 3 to 5 years in state prison.  In January, 2013, a chemist formerly employed at the state's Amherst drug testing laboratory was arrested for theft of a controlled substance and tampering with evidence.  In January, 2014, she pled guilty to charges that she removed drug samples for her own use and mixed drug evidence samples with counterfeit drugs to hide the theft, and she was sentenced to 2.5 years in state prison.  The Attorney General's office is conducting a criminal investigation to determine whether any criminal cases over the course of this chemist's employment at the Amherst state lab were tainted by malfeasance.  Given the thousands of cases potentially affected by these chemists' misconduct, there likely will be continuing significant, but as yet undetermined, state costs to remedy alleged malfeasance, including costs to defend civil complaints alleging state liability in both state and federal court and for potential judgments.
Woodlands Commercial Corp. f/k/a Lehman Bros. Commercial Bank v. Massachusetts Department of Transportation.  On or about November 14, 2013, the plaintiff (previously known as Woodlands Commercial Bank, a wholly-owned subsidiary of Lehman Bancorp, Inc.) filed suit against MassDoT, as successor to the MTA, in New York state court.  The complaint acknowledges that the Legislature created MassDoT as "a body politic and corporate" that performs various public functions but is nonetheless separate from the Commonwealth.  No claims were expressly lodged against the Commonwealth in this suit.  Plaintiffs sought recovery of an unspecified amount allegedly withheld in a breach of contract claim.  On January 29, 2016, the parties reached an agreement in principal to settle the dispute, which is subject only to the execution of settlement documents.

New York
Economic Trends
U.S. Economy.  The U.S. economy ended 2015 on a weak note.  The U.S. dollar has strengthened, exports and business investment are weak, equity markets are experiencing a correction and the 10-year Treasury yield is nearing lows not seen since 2012.  Based on the U.S. Bureau of Economic Analysis's initial estimate, the U.S. economy, as measured by real U.S. Gross Domestic Product, expanded at a rate of only 1.0% in the fourth quarter of 2015, resulting in growth of 2.4% for the entire year.  Meanwhile, the most recent data suggest that the first quarter of 2016 will likely post growth of about 2.0%.  These developments further reduce prospects for a significant acceleration in growth over the near term and suggest that the next Federal Reserve interest rate hike may not occur for a number of months.  The Division of Budget ("DOB") is now projecting economic growth of 2.0% for 2016.
While other economic indicators have stagnated, the national labor market provides evidence that the U.S. economy continues to expand.  Private sector job gains for January 2016 were 158,000, although this represents a drop from the October 2015 peak of 304,000.  Whether this decline in momentum represents a trend or mere volatility remains to be seen.  Consistent with slower growth in the labor market and equity market volatility, household spending growth also is expected to slow in the upcoming months.  Real projected growth in household consumption is projected at 2.6% for 2016, following 3.1% growth in 2015.  The housing market also has remained resilient.  Housing starts exhibited monthly average growth of 1.1% over the course of 2015, a further improvement from the 0.9% observed for 2014.  DOB projects real residential investment growth of 7.6% for 2016, following 8.7% growth in 2015.  DOB estimates consumer price inflation of 1.0% for 2016
Although the current expansion is expected to extend well beyond its seventh year, U.S. industries that are the most exposed to global demand and the decline in energy prices, such as non-auto manufacturing, mining and extraction, are contracting.  In addition, the continued appreciation of the U.S. dollar combined with weak global growth, is resulting in continued weak real export growth.  The actions taken by the European and Chinese central banks are expected to spur growth, but the effect of these monetary policies is expected to lag and growth in those regions is not expected to accelerate in the short-term.  As a result, estimated real U.S. export growth is expected to be 1.3% for 2016, following 1.1% growth in 2015.
There are significant risks to DOB's national economic forecast.  If either the recovery of the euro-area economy is or China's economic growth is even slower than expected, the implications for emerging markets and the global economy will be negative, and will likely result in even slower export and corporate profits growth than reflected in DOB's forecast, and could possibly result in declines.  This impact would reverberate through U.S. labor and financial markets, resulting in slower growth than now projected.  If the labor market should slow significantly and domestic demand decelerate further than anticipated, the economy could slow further.  In contrast, if the actions of central banks around the globe to stimulate their economies, which have included negative interest rates, succeed in stimulating their economies more quickly than expected, exports, profits and equity market growth could be stronger than projected.  Finally, when the expansion eventually strengthens, the response of both domestic and global financial markets to the unwinding of the Federal Reserve's unprecedentedly accommodative policies will continue to pose a risk, particularly given the lack of experience upon which to draw.
State Economy.  New York is the fourth most populous state in the nation and has a relatively high level of personal wealth.  The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity.  The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy.  Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.
The State's private sector labor market continues to exhibit strength.  Recent data indicate continued robust growth in professional and business services, transportation and warehousing, construction and real estate services and education.  As a result, DOB's outlook for private sector job growth for 2016 is 1.5%, following growth of 2.1% for 2015.  Total employment growth for 2015 and 2016 are projected at 1.8% and 1.3%, respectively.  Overall wage growth for Fiscal Year 2015-16 is projected at 4.0%.
The performance of the State's private sector labor market remains robust, but there are significant risks to the forecast.  All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York.  Financial market volatility is likely to have a larger impact on the State economy than on the nation as a whole.  Should financial and real estate markets be either weaker or stronger than DOB expects, taxable capital gains realizations could be correspondingly affected.
The City of New York.  The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements.  The State's finances also may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.
Other Localities.  Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several years.  While a relatively infrequent practice, deficit financing has become more common in recent years.  Since 2004, the State Legislature authorized 22 bond issuances to finance local government operating deficits.  In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.  The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for Fiscal Year 2015-16 or thereafter.
Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition.  For example, the State or federal government may reduce (or in some cases eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources.  Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities.  In some cases, these delays have necessitated short-term borrowing at the local level.  Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary federal stimulus funding; recent State aid trends, constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster.  Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends.  Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance.
Special Considerations.  The State's financial plan is subject to complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control.  DOB believes that the projections of receipts and disbursements are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections.  In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted.  DOB routinely executes cash management actions to manage the State's large and complex budget.  These actions are intended for a variety of purposes that include improving the State's cash flow, managing resources within and across fiscal years, assisting in adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures.  In recent years the State has made certain payments above those initially planned, to maintain budget flexibility.  The State's financial plan is based on numerous assumptions, including but not limited to: (i) the condition of the national and State economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected; (ii) the extent, if any, to which wage and benefit increases for State employees exceed projected annual costs; (iii) the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (vii) the ability of the State and its public authorities to market securities successfully in the public credit markets.
Federal Funding.  The State receives a substantial amount of federal aid for health care, education, transportation and other governmental purposes, as well as federal funding to address response to and recovery from severe weather events and other disasters.  Any reductions in federal funding levels could have a materially adverse impact on the State's financial plan, and pressure on the federal government to make reductions is elevated so long as the budgetary caps resulting from the Federal Budget Control Act of 2011 and subsequent legislation remain in place.  In addition, the State's financial plan may be adversely affected by other actions taken by the federal government, including reimbursement and waiver programs, audit disallowances, and changes to federal participation rates or other Medicaid rules.
Labor Settlements.  The State's financial plan continues to include a State General Fund reserve to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for prior contract periods. The amount identified is calculated based on the "pattern" settlement for Fiscal Years 2007-08 through 2010-11 that was agreed to by the State's largest unions.  For the contract period covering Fiscal Years 2012 - 2015, the State settled collective bargaining agreements with 99% of the State workforce subject to direct Executive control.  The State has settled nearly all outstanding labor contracts and expects to utilize $110 million from the collective bargaining reserve through Fiscal Year 2018-19 to cover certain of those costs.  The State's ability to fund all future agreements in Fiscal Year 2015-16 and beyond depends on the achievement of balanced budgets in those years.
Pension Amortization.  Under legislation enacted in August 2010, the State and local governments may amortize a portion of their annual pension costs.  Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.  In Fiscal Year 2014-15, the State made a total pension payment to the New York State and Local Retirement System of $1.7 billion and amortized $619.5 million (the maximum amount legally allowable).  In addition, the State's Office of Court Administration made a total pension payment of $268 million and amortized $93.6 million (the maximum amount legally allowable).  The total deferred amount of the Fiscal Year 2014-15 pension payment—$713.1 million—will be repaid with interest over the next ten years, with the final payment being made in Fiscal Year 2025.
For Fiscal Year 2014-15, the graded contribution rates for the New York State and Local Employees Retirement System ("ERS") and the New York State and Local Police and Fire Retirement System ("PFRS") were 13.5% and 21.5%, respectively.  The contribution rates for Fiscal Year 2016 are 14.5% and 22.5% for ERS and PFRS, respectively.  In 2015, ERS and PFRS updated their actuarial assumptions based on the results of the 2015 five-year experience study.  Employer contribution rates are now expected to decrease for Fiscal Year 2016-17 and the assumed rate of return would be lowered from 7.5% to 7%.  All projections are based on projected market returns and numerous actuarial assumptions which, if unrealized, could change these projections materially.
Storm Recovery.  In recent years, New York has sustained damage from three powerful storms that crippled entire regions.  In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties.  In September 2011, Tropical Storm Lee caused flooding in additional counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier.  Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region.  The frequency and intensity of these storms presents economic and financial risks to the State.  State claims for reimbursement for the costs of the immediate response are in process, and both recovery and future mitigation efforts have begun, largely supported by federal funds.  In January 2013, the federal government approved approximately $60 billion in federal disaster aid for general recovery, rebuilding and mitigation activity nationwide.  New York anticipates receiving approximately one-half of this amount over the coming years for response, recovery and mitigation costs.  There can be no assurance that all anticipated federal disaster aid described above will be provided to the State and its affected entities, or that such federal disaster aid will be provided on the expected schedule.
Financial Settlements.  The State periodically receives proceeds from financial settlements that are primarily deposited to the State General Fund.  The State has received a total of  $8.3 billion from monetary settlements since the beginning of Fiscal Year 2014-15 and expects to receive another $215 million by the end of Fiscal Year 2015-16 for a total of $8.5 billion.  Of this amount, $5.4 billion was allocated in the Fiscal Year 2015-16 Budget.  The Fiscal Year 2015-16 Budget also established a new capital fund called the Dedicated Infrastructure Investment Fund ("DIIF"), to allow settlement money to be set aside for the purposes it is intended to fund.
The Fiscal Year 2016-17 Executive Budget, submitted by the Governor on January 13, 2016 and since amended, proposes using $2.3 billion of settlement money for investments that supplement State activities, including: transportation ($900 million); homeless and affordable housing ($640 million); economic development ($255 million); expand anti-poverty initiatives ($25 million); and to promote municipal consolidation ($20 million).  The State's current financial plan assumes monetary settlements in the amount of $100 million each for Fiscal Years 2016-17 and 2017-18.  There can be no assurance that settlement proceeds in upcoming fiscal years will be received by the State at these assumed levels.
State Finances
The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type.  The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State.  State Funds includes the State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds.  The State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund.  It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.
Prior Fiscal Year Results
Fiscal Year 2014-15 Results.  The State ended Fiscal Year 2014-15 in balance on a cash basis in the State General Fund and maintained a closing balance of $7.3 billion, consisting of $4.7 billion from monetary settlement payments that the State plans to use to fund one-time initiatives, $1.8 billion in the State's rainy day funds, $500 million set aside for future debt management actions, including debt reduction, $74 million in the Community Projects Fund, $21 million in the Contingency Reserve Fund, $50 million set aside to cover the costs of potential retroactive labor settlements, and $190 million in excess resources that will be used in Fiscal Year 2015-16 for operations, including certain transactions that did not occur in Fiscal Year 2014-15 as expected.
State General Fund receipts, including transfers from other funds, totaled $67.9 billion in Fiscal Year 2014-15, an increase of $6.1 billion (9.8%) from the prior fiscal year, reflecting the one-time receipt of monetary settlements with financial institutions.  Tax receipts, including the transfer of tax receipts to the State General Fund after payment of debt service, were $886 million (1.5%) higher than in the prior fiscal year.  Miscellaneous receipts and non-tax transfers, excluding the amounts related to monetary settlements, totaled $4.6 billion, or $270 million lower than expected.  Licenses, fee revenues, and transfers from other funds fell below planned levels.
State General Fund disbursements, including transfers to other funds, totaled $62.9 billion in Fiscal Year 2014-15, an increase of $1.6 billion (2.6%) from the prior fiscal year, but lower than prior estimates.  This lower spending was partly offset by higher transfers for capital projects ($376 million), due to the timing of the bond reimbursements for first-instance capital spending from the State General Fund.  Aside from variances due to the timing of monetary settlements, the State General Fund receipts and disbursements in Fiscal Year 2014-15 were close to planned levels.
All Funds receipts for Fiscal Year 2014-15 totaled $149.1 billion, an increase of 11.4 million over the prior year's results.  All Funds tax receipts through March 2015 reflect annual growth in all major tax categories, including personal income tax ($749 million), primarily due to growth in withholding and current estimated payments, consumption/use taxes ($286 million), business taxes ($244 million) and certain payroll taxes ($66 million).  All Funds disbursements for Fiscal Year 2014-15 totaled $143.9 billion, an increase of 6.4 million over the prior year's results.

The State deposited approximately $315 million to its rainy day reserves at the close of Fiscal Year 2014-15, the maximum amount allowable under the deposit calculations set forth in law, bringing the balance in the rainy day reserves to $1.8 billion, or 2.9% of Fiscal Year 2014-15 State General Fund spending.  The State ended Fiscal Year 2014-15with a State General Fund balance of $7.3 billion, which was $468 million below prior estimates.
 Fiscal Year 2015-16 Enacted Budget Financial Plan
The Fiscal Year 2015-16 Budget provided for balanced operations on a cash basis in the State General Fund, as required by law, and reflects savings from the continuation of spending controls and cost containment measures put in place in prior years.  Funding for agency operations is generally expected to remain level across the financial plan period (excluding the timing of cash disbursements in Fiscal Year 2014-15).  Statutory reserves were expected to remain at the same level as Fiscal Year 2014-15.

State General Fund receipts, including transfers from other funds, were expected to total $69.6 billion, an annual increase of $1.7 billion (2.5%) from the prior fiscal year.  Tax collections, including transfers of tax receipts to the State General Fund after payment of debt service, were expected to total $63 billion, an increase of $4.3 billion (7.4%) from the prior fiscal year.  Non-tax transfers to the State General Fund were expected to total $1.3 billion, an increase of $398 million.  State General Fund receipts were affected by the deposit of dedicated taxes in other funds for debt services and other purposes, the transfer of balances between funds of the State, and other factors.  All Funds receipts for the Fiscal Year 2015-16 Budget were projected to total $153.1 billion, an increase of 2.6% from Fiscal Year 2014-15 results.
State General Fund disbursements, including transfers to other funds, were expected to total $72.3 billion, an increase of $9.5 billion (15.1%) from Fiscal Year 2014-15 spending levels.  State General Fund transfers to other funds were expected to total $14.4 billion in Fiscal Year 2015-16, an increase of $5.8 billion from Fiscal Year 2014-15.  The increase was primarily attributable to the $4.6 billion DIIF transfer.
All Funds receipts for Fiscal Year 2015-16 were projected to total $153.1 billion, an increase of approximately $3.88 billion (2.6%) from Fiscal Year 2014-15 results.  All Funds tax receipts during Fiscal Year 2015-16 were expected to be $74.82 billion, an increase of approximately $901 million (5.3%) reflecting annual growth in personal income tax ($47.24 billion), consumption/use tax ($15.63 billion), business tax ($8.08 billion) and other taxes ($2.52 billion).  Miscellaneous receipts of $25.94 billion are estimated in Fiscal Year 2015-16, a decrease of approximately $3.50 billion (11.9%) from the prior fiscal year.
The Fiscal Year 2015-16 Budget reserved $500 million for debt management purposes in Fiscal Year 2015-16, unchanged from the level reserved in Fiscal Year 2014-15.  DOB projected that the State will end Fiscal Year 2015-16 with a State General Fund cash balance of $4.6 billion, a decrease of $2.7 billion from the Fiscal Year 2014-15 closing balance.  The decline reflects the planned use of monetary settlement funds ($2.5 billion), the use of resources from Fiscal Year 2014-15 ($190 million), and the use of the collective bargaining reserve to fund the recent labor agreements ($35 million).
Update to Fiscal Year 2015-16 Budget.  The State ended December 2015 with a State General Fund closing balance of $12.7 billion, $5.5 billion higher than initially estimated in the Fiscal Year 2015-16 Budget.  The increase reflects $2.6 billion in higher than expected tax receipts, $1.4 billion in unanticipated monetary settlements, and $1.5 billion in lower spending.  Through December 2015, State General Fund receipts totaled $53.4 billion, almost $4.0 billion higher than earlier projections, reflecting higher tax collections ($2.6 billion) and miscellaneous receipts ($1.4 billion).  Through December 2015, State General Fund disbursements were $1.5 billion lower than earlier projections, with the largest reductions in education-and higher education programs due mainly to the timing of payments.
State General Fund receipts are now expected to total $70.3 billion in Fiscal Year 2015-16, and State General Fund disbursements are expected to total $72.6 billion in Fiscal Year 2015-16.  DOB expects the State to end Fiscal Year 2015-15 with a State General Fund closing balance of $5.0 billion.
Fiscal Year 2016-17 Executive Budget
The Fiscal Year 2016-17 Executive Budget provides for balanced operations on a cash basis in the State General Fund, and reflects savings from the continuation of spending controls and cost containment measures put in place in prior years.  Under the Fiscal Year 2016-17 Executive Budget, State General Fund receipts, including transfers from other funds, are estimated to total $68.8 billion for Fiscal Year 2016-17, an annual decrease of $1.5 billion (2.1%) from Fiscal Year 2015-16.  Tax collections, including transfers of tax receipts to the State General Fund after payment of debt service, are estimated to total $65.4 billion for Fiscal Year 2016-17, an increase of $2.1 billion (3.4%) from Fiscal Year 2015-16.  Non-tax transfers to the State General Fund are estimated to total $3.4 billion, a decrease of $3.7 billion from Fiscal Year 2015-16.
Under the Fiscal Year 2016-17 Executive Budget, State General Fund disbursements, including transfers to other funds, are estimated to total $70.6 billion for Fiscal Year 2016-17, a decrease of $1.9 billion (2.7%) from Fiscal Year 2015-16 estimates.  State General Fund transfers to other funds are estimated to total $9.5 billion in Fiscal Year 2016-17, a decrease of $77 million from Fiscal Year 2015-16.
The DOB projects that the State will end Fiscal Year 2016-17 with a State General Fund cash balance of $3.2 billion, a decrease of $1.9 billion from the Fiscal Year 2015-16 estimate.
Cash Position
The State authorizes the State General Fund to borrow resources temporarily from the State's Short Term Investment Pool ("STIP") for up to four months, or to the end of the fiscal year, whichever period is shorter.  Based on current information, DOB expects that the State will have sufficient liquidity to make all planned payments as they become due throughout Fiscal Year 2016-17.  The State continues to reserve money on a quarterly basis for debt service payments that are financed with State General Fund resources.  Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants.  As of March 31, 2015, the total outstanding balance of loans from STIP was $2.305 billion.
State Indebtedness General.  The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding.  The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey.  As of March 31, 2015, total State-related debt outstanding totaled $54.2 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.9% of New York personal income.  Total debt service is projected at $5.5 billion in Fiscal Year 2015-16, of which approximately $1.3 billion would be paid from the State General Fund through transfers, and $4.2 billion from other State funds.  Total debt service is estimated at $5.5 billion in Fiscal Year 2016-17, of which approximately $725 million would be paid from the State General Fund through transfers, and $4.7 billion from other State funds.  The State General Fund transfer finances debt service payments on general obligation and service contract bonds.  Debt service is paid directly from other State funds for the State's revenue bonds.
Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.  The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.
Limitations on State-Supported Debt.  The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Funds receipts.  The limits apply to all State-supported debt issued after April 1, 2000.  Bond caps are legal authorizations to issue bonds to finance the State's capital projects.  As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation.
The State was in compliance with the statutory caps in Fiscal Year 2014-15.  DOB projects that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act.  Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $4.4 billion in Fiscal Year 2015-16 to $189 million in Fiscal Year 2019-20.  This includes the estimated impact of the bond-financed portion of proposed increased capital commitment levels.
Variable Rate Obligations and Related Agreements.  State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements.  State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt.  As of March 31, 2015, State-supported debt in the amount of $51.9 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8 billion each.  As of March 31, 2015, both amounts are less than the statutory cap of 15%.
As of March 31, 2015, the State's authorized issuers had entered into a notional amount of $1.9 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 3.7% of total debt outstanding.  Overall, the State's swap exposure is expected to decline to 2.5% in Fiscal Year 2018-19.  The State currently has no plans to increase its swap exposure.
State-Supported Debt.
General Obligation Bond Programs.  General obligation debt is currently authorized by the State for transportation, environment, housing and education purposes.  Transportation-related bonds are issued for State and local highway and bridge improvements, and mass transportation, rail, aviation, canal, port and waterway programs and projects.  Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.  As of March 31, 2015, approximately $3.0 billion of general obligation bonds were outstanding.
Lease-Purchase and Contractual-Obligation Financing Programs.  Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, State University of New York and City University of New York buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects.
Personal Income Tax (PIT) Revenue Bond Program.  From 2002 to 2013, the PIT Revenue Bond program was the primary financing vehicle used to fund the State's capital program.  Since 2013, the PIT Revenue Bond program and the State's Sales Tax Revenue Bond program have been the largest sources of financing for the State's capital program.  As of December 31, 2015, approximately $31.7 billion of State PIT Revenue Bonds were outstanding.
Sales Tax Revenue Bond Program.  Legislation included in the Fiscal Year 2013-14 Enacted Budget created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of existing revenue bonds and is expected to provide the State with increased efficiencies and a lower cost of borrowing.  The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of 1 cent of the State's 4 cent sales and use tax receipts.  Such sales tax receipts in excess of debt service requirements will be transferred to the State General Fund.  The first Sales Tax Revenue Bond issuance occurred in October 2013, and it is anticipated that the Sales Tax Revenue Bonds will be used interchangeably with PIT Revenue Bonds to finance State capital needs.  As of December 31, 2015, $4.5 billion of Sales Tax Revenue Bonds were outstanding.  Based on current projections and anticipated coverage requirements, the State expects to issue approximately $1.2 billion of Sales Tax Revenue Bonds annually over the next four years.
Ratings.  The current ratings of the State's general obligation bonds are "Aa1" from Moody's, "AA+" from S&P and "AA+" from Fitch.
Fiscal Year 2015-16 State Supported Borrowing Plan.  Spending on capital projects is projected to total $11.2 billion in Fiscal Year 2015-16, which includes $889 million in "off-budget spending" directly from bond proceeds held by public authorities.  Overall, capital spending in Fiscal Year 2015-16 is projected to increase by $2.9 billion (35%) from Fiscal Year 2014-15.  In Fiscal Year 2015-16, transportation spending is projected to total $4.7 billion, which represents 42% of total capital spending, with higher education comprising the next largest share at 15%.  In Fiscal Year 2015-16, the State plans to finance 54% of capital projects spending with long-term debt.  Federal aid is expected to fund 13% of the State's Fiscal Year 2015-16 capital spending, primarily for transportation.  State cash resources will finance the remaining 33% of capital spending.
Debt issuances of $5.2 billion are planned to finance new capital project spending in Fiscal Year 2015-16, an increase of $2.0 billion (61%) from the prior fiscal year, which increase is primarily attributable to a delay in the capital spending from Fiscal Year 2014-15 until Fiscal Year 2015-16.  The bond issuances will finance capital commitments for transportation infrastructure ($1.4 billion), education ($1.7 billion), mental hygiene and health care facilities ($600 million), economic development ($844 million), the environment ($268 million), and State facilities and equipment ($345 million).  Over the next four years, new debt issuances are projected to total $23.1 billion.  New issuances are primarily for transportation infrastructure ($6.3 billion), education facilities ($7.7 billion), economic development ($3.7 billion), the environment ($1.2 billion), mental hygiene and health care facilities ($2.7 billion), and State facilities and equipment ($1.5 billion).
Pension and Retirement Systems
The State's retirement systems comprise the ERS and the PFRS.  State employees made up about 32% of total membership during Fiscal Year 2014-15.  There were 3,029 other public employers participating in the State's retirement systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many public authorities.  As of March 31, 2015, 643,178 persons were members and 430,308 pensioners or beneficiaries were receiving benefits.  The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.
Assets are held by the Common Retirement Fund (the "CRF") for the exclusive benefit of members, pensioners and beneficiaries.  Investments are made by the Comptroller as trustee of the CRF.  Net assets available for benefits as of March 31, 2015 were $189.4 billion (including $6.3 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $8.1 billion (4.5%) from prior fiscal year's level of $181.3 billion.  The increase in net assets available for benefits year-over-year reflects, in large part, equity market performance.  The CRF's net assets gained 7.16% during Fiscal Year 2014-15.
The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $216.4 billion on April 1, 2014 to $225.7 billion (including $107.7 billion for current retirees and beneficiaries) on April 1, 2015.  It is anticipated that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.  Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits.  Actuarial assets differed from net assets on April 1, 2015 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method.  Actuarial assets increased from $171.7 billion on April 1, 2014 to $184.2 billion on April 1, 2015.
An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute.  Amortized amounts must be paid by the State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty.  Employers are required to pay interest on the amortized amount at a rate determined annually by the Comptroller that is comparable to taxable fixed income investments of a comparable duration.  The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period.  Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year.  For amounts amortized in Fiscal Years 2012-13, 2013-14 and 2014-15 the interest rate was 3%, 3.67% and 3.15%, respectively.  The first payment is due in the fiscal year following the decision to amortize pension costs.  When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future.  These reserve funds will be invested separately from pension assets.  Over time, it is expected that this will reduce the budgetary volatility of employer contributions.  As of March 31, 2015, the amortized amount receivable, including accrued interest, for the 2011 amortization is $164.7 million from the State and $27.7 million from 45 participating employers; the amortized amount receivable, including accrued interest, for the 2012 amortization is $416.5 million from the State and $152.6 million from 118 participating employers; the amortized amount receivable, including accrued interest, for the 2013 amortization is $642.2 million from the State and $302.2 million from 136 participating employers; for the 2014 amortization is $860.3 million from the State and $200 million from 110 participating employers; and the amortized amount receivable including accrued interest, for the 2015 amortization is $715.0 million from the State and $152.1 million from 86 participating employers.
The State payment (including Judiciary) for Fiscal Year 2014-15 was approximately $2.780 billion.  The State (including Judiciary) opted to amortize the maximum amount permitted, which reduced the required March 1, 2015 payment by $713.2 million.  The State payment (including Judiciary) for Fiscal Year 2015-16 is approximately $2.476 billion.  Multiple prepayments to date (including interest credit) reduced this amount by approximately $2.113 billion.  If the State (including Judiciary) elected to amortize the maximum amount permitted, the total amount due on March 1, 2016 would have been reduced by $356.1 million.  Amounts amortized are treated as receivables for purposes of calculating assets of the CRF.
Litigation and Arbitration—General.  The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenge to or impact on the State's financial policies or practices.  These proceedings could adversely affect the State's finances in the current fiscal year or thereafter.  The State believes that its budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year.  There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.
Real Property Claims.  There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th centuries were illegal.
In Oneida Indian Nation of New York v. State of New York, the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they held a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area.  In 1998, the United States intervened in support of plaintiff.  During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki.  Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence and impossibility can bar ancient land claims.
Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., the Second Circuit Court of Appeals dismissed the Oneida land claim.  On October 17, 2011, the U.S. Supreme Court denied plaintiffs' petition for certiorari.  On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues.  In part, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States.  The agreement has been approved by the State Legislature, and was approved by the federal court on March 4, 2014.  There are three cases challenging the settlement agreement.  In Matter of Town of Verona, et al. v. Cuomo, et al., the plaintiffs are citizen taxpayers, voters and two towns.  The defendants answered and moved for summary judgment, which was granted on June 27, 2014.  On March 17, 2015, plaintiffs filed a notice of appeal.  In an opinion and order entered December 17, 2015, the appellate division affirmed the Supreme Court's judgment upholding the settlement agreement and dismissing the action.  Plaintiffs made a motion for reargument or leave to appeal, returnable February 1, 2016, which is pending.  In Schulz v. New York State Executive, et al., plaintiff seeks a declaratory judgment that the New York Gaming Act, the New York Tax Free Zones Act, and the Oneida, St. Regis Mohawk and Seneca Nation settlement agreements violate various provisions of the State Constitution.  In a decision, order and judgment dated April 10, 2014, the court disposed of some of the constitutional challenges to the statutes and ordered that plaintiff serve the tribes and the Counties of Madison and Oneida within thirty days.  The counties dispute whether they were properly served and the tribes appear to have invoked immunity from suit such that none of those parties answered the amended complaint by June 16, 2014 as directed by the court.  On November 5, 2014, the court dismissed the remainder of the action in its entirety.  The plaintiff's appeal is now pending.  In Kaplan v. State of New York, plaintiff is a citizen taxpayer and voter who claims that the settlement agreement violates the State Constitution by delegating the State's taxing power.  On July 16, 2015, the State filed a motion to dismiss the complaint, which was fully briefed and argued on September 16, 2015.  The trial court dismissed plaintiff's claims and issued declaratory judgment in favor of the State on February 19, 2016, finding that the State did not violate the State Constitution by contracting away its power to tax when it entered into the settlement agreement.
In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest.  The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga and Oneida, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation, which will now proceed through discovery and additional motion practice.  On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe's land claim.  The land claim was stayed through at least January 15, 2016 to allow for settlement negotiations.  On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation.  The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement.  Any formal settlement agreement will also require additional local, State and Congressional approval.
In Shinnecock Indian Nation v. State of New York, et al., plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest.  On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions.  Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals.  The motion for reconsideration has been withdrawn, and on October 31, 2014 plaintiff withdrew its motion to amend its complaint.  The Shinnecock appeal to the Second Circuit has been reinstated and, on October 28, 2015, the Second Circuit affirmed the District Court's decision dismissing the plaintiff's claim.  The U.S. Supreme Court granted plaintiff's motion to extend the time to file a writ of certiorari to March 25, 2016.
Tobacco Master Settlement Agreement.  In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers ("OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs.  Approximately 30 additional tobacco companies have entered into the settlement (together, with the OPMs, "PMs").  The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.
Arbitration Related to Tobacco Master Settlement Agreement.  The PMs brought a nationwide arbitration proceeding against the Settling States (excluding Montana).  The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness.  In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold.  New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.
The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003.  The PMs sought a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments.  Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003.  The PMs have raised the same claim for years 2004-2012, but none of those years is yet in arbitration.  A hearing on issues common to all states commenced April 16-24, 2012, and concluded May 21-24, 2013.  New York's diligent enforcement hearings took place on June 25-29, 2012.  New York was found to have diligently enforced its qualifying statute in 2003 and, thus, is not subject to an NPM Adjustment for 2003.
In December 2012, the PMs and certain states (collectively the "Signatory Parties") agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012.  New York and certain other states and territories rejected the term sheet.  On March 13, 2013, a panel issued a Partial Stipulated Settlement Award ("Partial Award") based on the provisions of the term sheet.  In so doing, the panel deemed the 20 states (collectively the "Signatory States") "diligent" for purposes of allocation of the NPM Adjustment.  On October 20, 2015, in light of the PMs' stated intent to continue challenging New York's diligence for all sales years 2004 and forward, New York and the PMs announced a settlement of all outstanding disputes between them concerning NPM Adjustments and related Disputed Payment Account ("DPA") deposits relating to all prior sales years under the MSA.  The settlement releases to New York 90% of the funds currently held in the DPA for past NPM Adjustment claims.  As to all future MSA annual payments, the PMs will receive a discount tied to the total in-state sales volume of cigarettes that are manufactured on Native American reservations and sold tax-free from smoke shops on those reservations to New York consumers.  It is expected that in the first several years of implementation, the discount will amount to less than $100 million out of each annual payment of $775 million, and that such amount will decline in future years.  The PMs are required to release New York from any other claims to the balance of these future payments as well, meaning that beyond the stipulated discount, New York will not be at risk of losing any of its future annual payments as the result of extended arbitration proceedings.  Under the settlement, there will be no future NPM Adjustment arbitrations involving New York and New York will no longer risk losing its entire annual MSA payment.
 Medicaid Nursing Home Rate Methodology.  In Kateri Residence v. Novello and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the "reserve bed patient day adjustment," which regulates payments to nursing homes when long term care patients are receiving off-site care.  The trial court granted partial summary judgment to plaintiffs in Kateri, holding that the methodology was improper.  The appellate court affirmed trial court's partial summary judgment decision on interlocutory appeal and remanded the case to trial court for further proceedings.  The Court of Appeals denied leave to appeal on the grounds that the decision was not final.  The trial court directed the defendant to re-compute Medicaid rates for the plaintiff's facilities, and that re-computation was completed in October 2013.  The parties are presently conducting discovery.  Plaintiffs have brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by Department of Health staff, resulting from application of the reserve bed day methodology.  On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by plaintiff.  Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable May 16, 2014.  The motion has been granted and the State has filed a motion to appeal.
On April and May 2015, the trial court consolidated many of the reserved bed day Kateri matters under the new caption of Bayberry, et al.  With respect to a portion of the newly consolidated cases, at the end of April 2015, as ordered, the Department of Health performed additional rate calculations that incorporated petitioners' reserved bed day interpretation and similar calculations by the Department of Health for additionally consolidated cases were performed.  Document discovery closed on July 1, 2015; a court status conference was adjourned to March 2, 2016, pending ongoing settlement negotiations.
School Aid.  In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State's system of financing public education violates the State Constitution on the ground that it fails to provide a sound basic education.  In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action.  The State appealed this decision, which was upheld by the appellate court on January 13, 2011.  On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals.  On June 26, 2012, the Court of Appeals denied the State's motion to dismiss.  The trial commenced on January 21, 2015 and completed on March 12, 2015. The parties submitted their proposed findings of fact on October 28, 2015.  Plaintiffs' memorandum of law was due on November 27, 2015 and the State's memorandum of law was filed on January 25, 2016.
In Aristy-Farer, et al. v. The State of New York, et al., commenced February 6, 2013, plaintiffs seek a judgment declaring that the statutory provisions linking payment of State school aid increases for Fiscal Year 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of certain State aid disbursements to the City of New York pending a final determination.  The State opposed this motion.  By order dated February 19, 2013, the trial court granted the motion for preliminary injunction.  The State appealed.  On May 21, 2013, the appellate court denied plaintiffs motion for a stay pending appeal.  As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal.  On April 7, 2014, the trial court denied the State's motion to dismiss.  The State's appeal is pending.  By decision dated August 12, 2014, the trial granted a motion to consolidate Aristy-Farer with New Yorkers for Student Educational Rights.
In New York State United Teachers, et al. v. The State of New York, et al., commenced February 20, 2013, plaintiffs seek a judgment declaring that certain statutes that imposes a limitation on the tax that school districts can levy on the real property subject to tax within their borders violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education and impair the right of plaintiffs to substantially control school district finances.  Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding.  Defendants moved to dismiss the first amended complaint and plaintiffs moved to further file and serve a second amended complaint to add a challenge to the new education law.  On September 23, 2014, Justice McGrath issued a decision and order granting the defendants' motion to dismiss the plaintiffs' first amended complaint challenging the constitutionality of the tax, but granted plaintiffs leave to serve a second amended complaint to add a separate challenge to the legislation.  Defendants then moved to dismiss the second amended complaint and by order to show cause, plaintiffs have moved for a preliminary injunction seeking to enjoin enforcement of the tax and education laws.  Both motions were argued on February 24, 2015.  By decision and order dated March 16, 2015, the trial court granted the defendants' motion to dismiss the second amended complaint, and denied the plaintiffs'  motion for a preliminary injunction.  Plaintiffs filed a notice of appeal on March 24, 2015.  The case has been fully briefed and was argued in the January 2016 term.
In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs filed suit on February 11, 2014 claiming that the State is not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education.  Among other things, plaintiffs specifically allege that the State is not meeting its funding obligations for New York City schools under the Court of Appeals' 2006 decision in Campaign for Fiscal Equity ("CFE") v. New York and also challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan.  Plaintiffs seek a judgment declaring that the State has failed to comply with CFE, that the State has failed to comply with the constitutional requirement to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional.  They seek an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.  On May 30, 2014, the State filed a motion to dismiss all claims.  On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action.  On August 8, 2014, the trial court granted defendants' motion to transfer the preliminary injunction application, but denied that part of the motion which sought to transfer the entire action.  On October 27, 2014, plaintiff withdrew its motion for a preliminary injunction.  On November 17, 2014, the trial court denied defendants' motion to dismiss and granted the motion by the City of Yonkers to intervene a plaintiff in the proceeding.  Defendants' filed a notice of appeal on both November 1, 2014 decisions on December 15, 2014.  Defendants' filed an answer to the petition on February 2, 2015.  The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, are scheduled to be heard on February 24, 2016.  Plaintiffs moved for partial summary judgment on May 29, 2015.  Defendants filed opposition papers and cross-moved for partial summary judgment on July 31, 2015.  Defendants also moved for a stay of the litigation pending the outcomes of the pending appeals.  Oral argument was held on the cross-motions for partial summary judgment and the motion for a stay on November 4, 2015.  The court denied both parties' motions for partial summary judgment on November 20, 2015.  The court denied both parties' motions for partial summary judgment on November 20, 2015.  The court also denied defendants' motion for a stay on November 20, 2015.  The court held a preliminary conference on February 3, 2016.
Canal System Financing.  American Trucking Association v. New York State Thruway Authority, is a purported class action by a trucking industry trade association and three trucking companies against the State Thruway Authority, the Canal Corporation and individual officers and board members of both entities, claiming violations of the United States Constitution because of the Thruway Authority's use of toll revenues to maintain and improve the State's canal system.  The trial court granted defendants' motion to dismiss the complaint for failure to join the State as a necessary party.  On August 4, 2015, the appellate court reversed the trial court's judgment dismissing the complaint and remanded the case for further proceedings.
Pennsylvania
General Information
The Commonwealth of Pennsylvania is the sixth most populous state in the nation.  The Commonwealth had been historically identified as a heavy industrial state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years.  Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.  Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $7.3 billion in crop and livestock products annually.  Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.  In 2014, agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity.
Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries.  The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade.  Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and lakes.  Other natural resources include major deposits of coal, petroleum and natural gas.  Annually, about 66 million tons of anthracite and bituminous coal, 1,310 billion cubic feet of natural gas, and about 2.2 million barrels of oil are extracted from Pennsylvania.
The 2014 population of Pennsylvania was 12.7 million.  The Commonwealth is highly urbanized, with 79% of the 2014 mid-year population residing in the 15 metropolitan statistical areas of the Commonwealth.  The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan areas, together contain almost 44% of the Commonwealth's total population.  From 2005 through 2014, Pennsylvania's annual average unemployment rate was at or below the national average.  In 2014, Pennsylvania had an average unemployment rate of 5.8% compared to 6.2% for the nation as a whole.  As of March 2015, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.3%.
Personal income in the Commonwealth for 2014 was $610.3 billion, an increase of 3.4% over the previous year.  During the same period, national personal income increased by 3.9%.  Based on the 2014 personal income estimates, per capita income was at $47,727 in the Commonwealth, compared to per capita income in the United States of $46,129.
Description of Funds
The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the Commonwealth's General Fund (the "Commonwealth General Fund") is the largest.  The Commonwealth General Fund receives all tax and non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere.  The majority of the Commonwealth's operating and administrative expenses are payable from the Commonwealth General Fund, including debt service on most bond indebtedness of the Commonwealth.  The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles.  All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes.  Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs.  Some of these special revenue funds are required to transfer excess revenues to the Commonwealth General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the Commonwealth General Fund.
The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth.  The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA").  Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers.  Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.
In September 2013, an arbitration panel under the MSA hearing a dispute with respect to MSA payments received in 2004 issued a decision adverse to the Commonwealth.  The Commonwealth challenged the decision, and the Commonwealth's loss was reduced as a result of the ensuing decision.  The Commonwealth will continue arbitration proceedings until the issue is resolved.  The Commonwealth's share of withheld MSA funds totals over $340 million.  For Fiscal Year 2015, budgeted receipts from the April 2015 MSA payment were reduced by $43 million to reflect the continuation of the withholding and for Fiscal Year 2016, estimated receipts from the April 2016 MSA payment are reduced by $44 million.
The Budget Stabilization Reserve Fund (the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the Commonwealth General Fund.  The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process.  Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly.  The Commonwealth projects a preliminary Fiscal Year 2015 ending balance in the BSRF of $2 million.  The enacted Fiscal Year 2015 budget transferred 25% of the Commonwealth's unappropriated balance of approximately $0.5 million to the BSRF for Fiscal Year 2015.
The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.  Enterprise funds are maintained for departments or programs operated like private enterprises.  Two of the largest of these funds are the State Stores Fund and the State Lottery Fund.  The State Stores Fund is used for the receipts and disbursements of the Commonwealth's liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise.  The State Lottery Fund is an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees.  Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth.  In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.
Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures.  The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").  The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm.  The Commonwealth maintains a June 30th fiscal year end.
Revenues
Tax revenues constituted approximately 98.2% of Commonwealth revenues in the Commonwealth General Fund for Fiscal Year 2014.  The major tax sources for Commonwealth General Fund revenues are the personal income tax ($11.437 billion, 40.0% of Fiscal Year 2014 revenues), the sales tax ($9.130 billion, 31.9% of Fiscal Year 2014 revenues), the corporate net income tax ($2.502 billion, 8.7% of Fiscal Year 2014 revenues) and the gross receipts tax ($1.279 billion, 4.5% of Fiscal Year 2014 revenues).
Other taxes, including the capital stock and franchise taxes ($320.2 million, 1.1% of Fiscal Year 2014 revenues), the cigarette tax ($976.9 billion, 3.4% of Fiscal Year 2014 revenues) and inheritance and estate taxes ($877.4 million, 3.1% of Fiscal Year 2014 revenues), also contribute significant revenues to the Commonwealth's budget.  The capital stock and franchise taxes are being phased out for taxable years beginning after December 31, 2015.
The major tax sources for the Motor License Fund are the liquid fuels tax and the oil company franchise tax. For Fiscal Year 2014, the liquid fuels tax accounted for $320.9 million (13.1%), and the oil company franchise tax accounted for $840.7 million (34.4%) of Motor License Fund revenues.  Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs.  These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.
License and fee receipts in the Commonwealth General Fund for Fiscal Year 2014 totaled $109.3 million representing 0.4% of Commonwealth revenues to the Commonwealth General Fund.  Revenues from motor vehicle licenses and fees in Fiscal Year 2014 were $893.9 million, representing 36.5% of total Fiscal Year 2014 Motor License Fund revenues.
Federal Revenues.  Receipts by the Commonwealth in the Commonwealth General Fund, Motor License Fund and Tobacco Settlement and State Lottery Funds from the federal government during Fiscal Year 2013 totaled $22.9 billion, while such federal receipts totaled $24.7 billion in Fiscal Year 2014.  In Fiscal Year 2013, $16.5 billion (71.8%) of federal revenues was attributable to public health and welfare programs.  In Fiscal Year 2014, approximately $18.3 billion (74.4%) of federal revenues was attributable to those programs.
Expenditures
Education.  Expenditures from Commonwealth revenues for education purposes were more than $11.3 billion in Fiscal Year 2013.  The Fiscal Year 2014 budget included over $11.5 billion for education purposes, an increase of 1.3% over Fiscal Year 2013.  The Fiscal Year 2015 budget included over $11.9 billion in education funding, an increase of approximately 3.5% over Fiscal Year 2014.
Public Health and Human Services.  The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence.  It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical diseases and disabilities.  Expenditures were $30.9 billion for Fiscal Year 2014 and were projected to be $34.3 billion in Fiscal Year 2015.  For Fiscal Year 2016, $38.1 billion is proposed for these purposes.  Of the Fiscal Year 2015 expenditures, $11.6 billion was funded from the Commonwealth General Fund, while $12.2 billion is estimated to be provided from the Commonwealth General Fund for Fiscal Year 2016.  Federal funds are expected to increase by $3.1 billion, and augmentations are expected to increase by $98.8 million for Fiscal Year 2016.  The proposed Fiscal Year 2016 budget includes $312.1 million of receipts from the Tobacco Settlement Fund that will be expended for health care.
Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures.  Commonwealth General Fund expenditures for these assistance programs amounted to $6.96 billion in Fiscal Year 2014, while $7.02 billion is budgeted for Fiscal Year 2015 and $7.29 billion is proposed for Fiscal Year 2016.  A nursing home assessment fee provided a Commonwealth General Fund offset of $214.8 million in Fiscal Year 2014, and is expected to provide a $196.7 million offset in Fiscal Year 2015.  In Fiscal Year 2016, that offset is projected at $197.8 million.  A statewide managed care organization assessment provided a Commonwealth General Fund offset of $372 million in Fiscal Year 2014, and is expected to provide a $464 million offset in Fiscal Year 2015.  In Fiscal Year 2016, the statewide managed care organization assessment offset is projected at $589 million.  In addition, a statewide quality care assessment provided a $150 million offset in Fiscal Year 2014, and is expected to provide $150 million offset in Fiscal Year 2015.  In Fiscal Year 2016, this offset is projected at $150 million.  In addition, for Fiscal Year 2016, an additional $130 million in revenue maximization is proposed.  For Fiscal Year 2016, approximately 32% of the total cost of assistance to the economically needy will be appropriated from the Commonwealth General Fund.  The balance is expected to be provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.
Expenditures for medical assistance increased during the period from Fiscal Years 2005 through 2015 by an average annual rate of 6.75%.  Expenditures from Commonwealth funds were $6.7 billion in Fiscal Year 2014 and are projected to be $6.9 billion in Fiscal Year 2015, an increase of 2.84%.  The proposed budget for Fiscal Year 2016 provides $7.1 billion, an increase of 2.73%.  The proposed Fiscal Year 2016 budget expands Medicaid into a single consolidated system, closing the coverage gap for hundreds of thousands of working adults.  Income maintenance cash assistance payments to families in transition to independence were $876.7 million in Fiscal Year 2014 and is estimated to be $1.045 billion for Fiscal Year 2015, of which $198.1 million is from the Commonwealth General Fund.  The proposed Fiscal Year 2016 budget includes a total of $1.001 billion for such purposes with $198.1 million to be provided from the Commonwealth General Fund.
Transportation.  The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system.  Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid.  Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund.  The Commonwealth General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund and the Public Transportation Trust Fund (the "PTTF") provide the remainder of funding for mass transit programs.
Act 44, enacted in 2007, provided the largest single-year increase in Commonwealth funding for transportation through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission which provided the Commonwealth with more funding for highways, bridges and transit.  After Fiscal Year 2010, Act 44 funding decreased due to the Federal Highway Administration's rejection of the Commonwealth's applications seeking federal authorization to toll and operate Interstate 80.  Additionally, beginning in Fiscal Year 2011, payments from the Turnpike Commission to the Commonwealth declined to $450 million annually, with $200 million going to highway and bridge projects and $250 million to mass transit projects.  Act 89, enacted in 2013, provided dedicated additional funding for highway and bridges through the incremental uncapping of the Oil Company Franchise Tax (the "OCFT") and the indexing of vehicle and driver services fees.  Act 89 also restructured the payment distributions under Act 44.  Beginning in Fiscal Year 2015, the annual $200 million highway and bridge distribution is being redirected to mass transit, resulting in annual distributions to mass transit of $450 million.
Support of highway and bridge expenditures by local governments through grants paid from the Motor License Fund and restricted revenues was $441 million in Fiscal Year 2014 and $509 million in Fiscal Year 2015.  In Fiscal Year 2016, proposed grants to local governments are recommended to increase to $600 million.
The Commonwealth subsidizes mass transit systems, including passenger rail and bus service.  Starting in 2013, Act 89 has increased funding and revenue sources for the PTTF with revenues now coming from scheduled payments by the Pennsylvania Turnpike Commission, a portion of the sales and use tax, certain motor vehicle fees, vehicle code fines and surcharges and transfers from the Public Transportation Assistance Fund and the Lottery Fund.  For Fiscal Year 2014, Commonwealth funding available for mass transit was $1.193 billion.  Funding for mass transit increased in Fiscal Year 2015 to $1.477 billion.  The proposed Fiscal Year 2016 budget funding for mass transit is $1.644 billion.  Total funding for the Commonwealth's highway and bridge program for Fiscal Year 2014 was $2.078 billion.  The funding increased to $2.404 billion in Fiscal Year 2015 and is proposed to increase to $2.683 billion in Fiscal Year 2016.
Act 89 also created the Multimodal Transportation Fund to provide additional funding for freight and passenger rail, ports, aviation, bicycle and pedestrian facilities, and other modes of transportation.  Revenues deposited into the Multimodal Transportation Fund include payments from the Pennsylvania Turnpike Commission, a portion of certain motor vehicle fees and, beginning in Fiscal Year 2016, a portion of the OCFT.  For Fiscal Year 2014, Commonwealth funding available for multimodal transportation was $27.8 million.  The enacted Fiscal Year 2015 budget funding is $98.2 million and the proposed Fiscal Year 2016 budget is $138 million.
The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports.  Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund.  In Fiscal Year 2014, $10.4 million was expended from aviation restricted accounts each year for such purposes.  A total of $10.4 million was available for Fiscal Year 2015, and a total of $10.4 million is proposed for Fiscal Year 2016.
Financial Performance
During the five-year period from Fiscal Year 2010 through Fiscal Year 2014, Commonwealth General Fund total revenues and other sources increased by an average of 0.7% annually.  Tax revenues during this same period increased by an annual average of 3.0%.  Intergovernmental revenues have declined from the peak in 2011 as the phase-out of certain federal grants occurred.  Expenditures and other uses during the Fiscal Years 2010 through 2014 rose at an average annual rate of 1.6%.

Fiscal Year 2013 Financial Results (Budgetary Basis).  Final Commonwealth General Fund revenues for Fiscal Year 2013 totaled $28.647 billion, which was above the certified estimate by $56.9 million (0.2%).  Total Fiscal Year 2013 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27.258 billion.  Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27.717 billion, resulting in a preliminary operating balance for Fiscal Year 2014 of $320.3 million.  However, after accounting for a positive Fiscal Year 2013 beginning balance of $672.5 million, the Commonwealth ended Fiscal Year 2013 with an unappropriated surplus balance of $540.9 million.
Commonwealth General Fund revenues increased $968.9 million (3.5%) during Fiscal Year 2013.  Tax revenue collections grew $918.6 million (3.4%), while non-tax revenue collections increased $50.3 million (9.5%), primarily from an increase in escheats from Fiscal Year 2012 to Fiscal Year 2013.  Corporate tax receipts were $226.0 million higher than Fiscal Year 2012 levels.  Year-over-year growth in corporate taxes was 4.6%, as corporate net income tax collections increased 19.8% and financial institutions tax increased 29.0% while collections from the capital stock and franchise tax decreased 28.1%.  Personal income taxes were $570.7 million above Fiscal Year 2012 actual collections, and year-over-year growth in personal income tax receipts was 5.3%.  Sales and use taxes receipts were $121.4 million (1.4%) greater during Fiscal Year 2013 than during the prior fiscal year.  Cigarette tax collections declined 4.3% during Fiscal Year 2013 and inheritance tax collections grew 2.1%.  Realty transfer tax revenues grew 15.9% during Fiscal Year 2013 – the strongest year of growth since the recession.
Commonwealth General Fund appropriations for Fiscal Year 2013 totaled $27.717 billion, an increase of $686.7 million (2.5%) from Fiscal Year 2012 levels.  The ending unappropriated balance was $540.9 million for Fiscal Year 2013.
Fiscal Year 2014 Financial Results (Budgetary Basis).  The subdued level of the economic recovery from the most recent national recession continued to impact the Commonwealth's revenue receipts during Fiscal Year 2014.  Final Commonwealth General Fund revenues for Fiscal Year 2014 totaled $28.607 billion, which was below the certified estimate by $508.7 million (1.7%).  Total Fiscal Year 2014 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $28.087 billion.  Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $28.395 billion.  After accounting for a positive Fiscal Year 2014 beginning balance of $546.9 million, however, the Commonwealth ended Fiscal Year 2014 with an unappropriated surplus balance of $80.6 million.
Commonwealth General Fund revenues decreased $39.7 million (0.1%) during Fiscal Year 2014.  Tax revenue collections grew $30.9 million (0.1%), while non-tax revenue collections declined $70.7 million (12.2%).  Corporate tax receipts were $291.3 million lower than Fiscal Year 2013 levels.  Year-over-year decrease in corporate taxes was 5.6%, as corporate net income tax collections increased 3.2% and financial institutional tax decreased 9.6% while collections from the capital stock and franchise tax decreased 46.8%.  Personal income taxes were $66 million above Fiscal Year 2013 actual collections, and year-over-year growth in personal income tax receipts was 0.6%.  Personal income tax collections attributable to withholding increased by $221 million (2.6%) while non-withholding decreased by $154.8 (5.4%) on a year-to-year basis during Fiscal Year 2014.  Sales and use taxes receipts were $235.9 million (2.7%) greater than during the prior fiscal year.  Sales tax collections increased during Fiscal Year 2014 as motor vehicle sales tax receipts increased 6% and non-motor vehicle sales tax collections grew 2.1%.  Cigarette tax collections declined 4.6% during Fiscal Year 2014 and inheritance tax collections grew 3.8%.  Realty transfer tax revenues grew 10.8% during Fiscal Year 2014.  Non-tax revenues decreased 12.2% during Fiscal Year 2014.
Commonwealth General Fund appropriations for Fiscal Year 2014 totaled $28.395 billion, an increase of $678.1 million (2.4%) from Fiscal Year 2013 levels.  The ending unappropriated balance was $80.6 million for Fiscal Year 2014.
Fiscal Year 2015 Budget.  The enacted Fiscal Year 2015 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $29.027 billion against estimated revenues of $29.060 billion, net of tax refunds and including public health and human services assessments of $813.6 million.  Enacted Commonwealth General Fund appropriations represented an increase of $603.2 million (1.5%) on a year-over-year basis, for Fiscal Year 2014.
Commonwealth General Fund revenues for the Fiscal Year 2015 budget were forecast to grow 5.5% over Fiscal Year 2014 actual collections.  Within the Commonwealth General Fund, year-over-year growth of 3.6% was forecast for tax revenues and an increase of over 100% for non-tax revenues.  Corporate net income tax receipts were projected to decline slightly in Fiscal Year 2015 while the capital stock and franchise tax revenues were forecast to decline 15.9%.  Gross receipt tax collections were forecast to increase slightly by 1.9%.  Overall, corporation taxes were projected to decline 0.4% in Fiscal Year 2015.  Sales and use tax receipts were estimated to grow 3.8% on a year-over-year basis and personal income tax receipts were forecast to grow 5.2% during Fiscal Year 2015.  The budgeted year-end balance was expected to be approximately $1 million for Fiscal Year 2015.  Actual revenues to the Commonwealth General Fund through April 30, 2015 were approximately 2.3% above the Fiscal Year 2015 enacted budget estimate.  Commonwealth General l Fund collections totaled $25.7 billion, which is $569.1 million above the enacted budget estimate.  Corporate tax revenue was $165.9 million (3.9% above the enacted budget estimate) while personal income tax revenue was $57.8 million (0.6% above the enacted budget estimate).  Expenditures through April 2015 were on track with enacted budget expectations.
Proposed Fiscal Year 2016 Budget.  The proposed Fiscal Year 2016 budget was submitted by the Governor in March 2015.  It recommends $29.884 billion in Commonwealth-funded expenditures from $30.013 billion in total Commonwealth revenues, resulting in a projected increase in spending of 2.7% above Fiscal Year 2015 appropriations.  The proposed budget addresses the Commonwealth's $2.3 billion funding deficit for Fiscal Year 2016 and also provides a three-part reform strategy to meet the Commonwealth's pension funding challenges.  It cannot be predicted whether all or what portion of the proposed Fiscal Year 2016 budget will be included in the enacted Fiscal Year 2016 budget or at what date such budget will be enacted.
Motor License Fund—Fiscal Years 2013-15 (Budgetary Basis).  Pennsylvania's Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes and fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for those purposes.  The Motor License Fund in the fund through which most such revenues are account for and expended.
Fiscal Year 2013 Motor License Fund revenues totaled $2.416 billion, an increase of $2 million (0.1%) from Fiscal Year 2012 revenues.  Receipts from liquid fuels taxes decreased by 0.1% while license and fee revenue remained even with the previous fiscal year.  Other revenue receipts increased by 1.0% over the previous fiscal year.  Fiscal Year 2013 Motor License Fund appropriations and executive authorizations totaled $2.503 billion, a decrease of 4.3% from Fiscal Year 2012.  The Motor License Fund concluded Fiscal Year 2013 with an unappropriated surplus of $107.5 million, a net decrease of 29.7%.
Fiscal Year 2014 Motor License Fund revenues totaled $2.447 billion, an increase of $30.5 million (1.3%) from Fiscal Year 2013 revenues.  Receipts from liquid fuels taxes increased by 5.8% while license and fee revenues increased by 0.2%.  Other revenue receipts decreased by 14.0% over the previous fiscal year.  Fiscal Year 2014 Motor License Fund appropriations and executive authorizations totaled $2.5 billion, a decrease of 0.02% from Fiscal Year 2013.  The Motor License Fund concluded Fiscal Year 2014 with an unappropriated surplus of $105.6 million, a net decrease of 1.8%.
Fiscal Year 2015 Motor License Fund revenues are budgeted to be $2.528 billion, an increase of $59.1 million (2.4%) over Fiscal Year 2014 revenues.  Receipts from liquid fuels taxes are budgeted to rise 17.7% over the prior year while license and fee revenues are budgeted to increase by 2.5%.  Other revenue receipts are budgeted to decrease by 65.8%.  Fiscal Year 2015 Motor License Fund appropriations and executive authorizations, net of anticipated lapses, are budgeted to equal $2.653 billion, an increase of 6.2% from Fiscal Year 2014 appropriations less lapses.  The Motor License Fund is budgeted to conclude Fiscal Year 2015 with an unappropriated balance of $20.1 million, a reduction from the Fiscal Year 2014 unappropriated fund balance of $105.6 million.  The Motor License Fund received $276.7 million for April 2015 ($33.2 million above estimate).  Fiscal year-to-date collections as of April 30, 2015 total $2.2 billion, which is $131.7 million (6.4%) above estimate.
State Lottery Fund—Fiscal Years 2013-15 (Budgetary Basis).  The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals and instant games.  The net proceeds of all lottery game sales, less sales commissions and directly paid prizes are deposited in the State Lottery Fund.
Fiscal Year 2013 net revenues from lottery sources, including instant ticket sales and the Commonwealth's participation in the multi-state Powerball game, increased by 4.1%.  Total funds available, including prior year lapses and net revenues received by the State Lottery Fund during Fiscal Year 2013 were $1.777 billion, while total appropriations, net of current year lapses were $1.759 billion.  Additionally, Fiscal Year 2013 expenditures included a transfer of approximately $309.0 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund.  The fiscal year-end unappropriated balance and reserve was $236.1 million, a decrease of 10.3%.
Fiscal Year 2014 net revenues from lottery sources, including instant ticket sales and the Commonwealth's participation in the multi-state Powerball game, increased by 2.7%.  Total funds available, including prior year lapses and net revenues received by the State Lottery Fund during Fiscal Year 2014 were $1.821 billion, while total appropriations, net of current year lapses were $1.883 billion.  Additionally, Fiscal Year 2014 expenditures included a transfer of approximately $169.0 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund.  The fiscal year-end unappropriated balance and reserve was $263.5 million, an increase of 11.5%.
The enacted Fiscal Year 2015 budget anticipated a 4.4% increase in revenues from all lottery sources, including instant ticket sales and the Commonwealth's participation in the multi-state Powerball game.  Revenues of the State Lottery Fund were estimated to be $1.932 billion in Fiscal Year 2015, an increase of $81.6 million.  Budgeted appropriations, total $2.076 billion, which represents an increase of $253.4 million (13.9%) from Fiscal Year 2014.  The 2015 fiscal year-end balance is budgeted to total $44.1 million, a decrease of 76.6% from the Fiscal Year 2014 ending balance.
Commonwealth Indebtedness
The Constitution permits the Commonwealth to incur the following types of debt:  (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance.  All debt except tax anticipation notes must be amortized in substantial and regular amounts.  Debt service on general obligation debt is paid from Commonwealth General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.
Net outstanding general obligation debt totaled $11.390 billion at June 30, 2014, an increase of $529.8 million from June 30, 2013.  Over the 10-year period ended June 30, 2014, total net outstanding general obligation debt increased at an annual rate of 5.2%.  Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 5.6%.
General obligation debt for non-highway purposes of $10.658 billion was outstanding on June 30, 2014.  Outstanding debt for these purposes increased by a net $508.2 million since June 30, 2013.  For the period ended June 30, 2014, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 4.7% and 4.9%, respectively.  Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.
Outstanding general obligation debt for highway purposes was $732.0 million on June 30, 2014, an increase of $21.6 million from June 30, 2013.  Highway outstanding debt grew over the most recent 10-year and 5-year periods ended June 30, 2014, by 14.6% and 22.5%, respectively.  A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions.  However, beginning with the enacted Fiscal Year 2009 budget, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth's 6,000 structurally deficient bridges.  Funding to support the proposed debt issuance is being initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the Commonwealth General Fund.  During Fiscal Year 2010, the Commonwealth issued $200 million in general obligation bonds in order to jumpstart its bridge rehabilitation program.  During Fiscal Years 2011, 2012, 2013 and 2014 the Commonwealth issued $130 million, $120 million, $85 million and $40 million, respectively, in general obligation debt for the program.
When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes.  The Commonwealth may issue tax anticipation notes only for the account of the Commonwealth General Fund or the Motor License Fund or both such funds.  The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year.  Tax anticipation notes must mature within the fiscal year in which they were issued.  The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget.  Currently, the Commonwealth has no tax anticipation notes outstanding.
Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required.  The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations.  The following organizations had debt currently outstanding as of December 31, 2014:  Delaware River Joint Toll Bridge Commission ($329.3 million), Delaware River Port Authority ($1.585 billion), Pennsylvania Economic Development Financing Authority ($6.031 billion), Pennsylvania Higher Education Assistance Agency ($6.996 billion), Pennsylvania Higher Educational Facilities Authority ($6.644 billion), Pennsylvania Industrial Development Authority ($216.1 million), Pennsylvania Infrastructure Investment Authority ($1.6 million), Pennsylvania Turnpike Commission ($9.654 billion), and the State Public School Building Authority ($3.178 billion).
The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies.  PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs.  Philadelphia currently is operating under a five-year financial plan covering Fiscal Years 2015-2019. A plan was approved by PICA on July 21, 2014 and a revised five-year financial plan was approved on October 14, 2014.
No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994.  PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996.  Its ability to refund existing outstanding debt is unrestricted.  PICA had $365.6 million in special tax revenue bonds outstanding as of June 30, 2014.  Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.
Ratings.  The Commonwealth's general obligations bonds are rated Aa3 by Moody's Investors Services, Inc. and AA- by each of S&P and Fitch Ratings, Inc.
Unemployment Compensation.  As of June 30, 2012, the Commonwealth had outstanding $2.593 billion in loans from the Federal Unemployment Account to the Pennsylvania Unemployment Compensation Fund (the "UC Fund").  The Commonwealth was one of 35 states that had exhausted its UC Fund balances during the most recent economic downtown.  The federal loans, which began in March 2009, were needed to fund unemployment compensation benefits in excess of UC Fund receipts.  Under current federal law, all such loans must be repaid by the states with interest.  Under federal law, a waiver of interest on federal loans was extended through the end of calendar year 2010.  Beginning in January 2011, interest started to accrue on outstanding loan amounts.  Pursuant to existing Commonwealth law, for each year in which interest is due on federal loans, the Department of Treasury calculates an interest tax to be paid by Commonwealth employers on the first $8,000 in wages paid to each employee.  The assigned interest tax rate was 0.44% for calendar year 2011 and 0.20% for calendar year 2012. In addition, federal law requires that employers in a state with an outstanding loan balance at the end of a second year must pay additional federal unemployment taxes ("FUTA") to repay the principal of the loan.  This FUTA surcharge is 0.3% on the federal wage base of $7,000 and automatically increases by 0.3% each year that the loan remains outstanding.
Based on econometric assumptions and assuming no legislative action to improve the UC Fund's solvency and address the federal debt, the Commonwealth anticipated that the UC Fund will continue to require federal loans to continue to pay benefits through at least Fiscal Year 2018 and projected that its outstanding loan balance would total $286 million by 2018.  Mandatory FUTA loan repayments, which began in 2011, were expected to grow from $94 million that year to an estimated $854 million annually by 2018.  Additional voluntary loan repayments from the UC Fund would likely decrease from an estimated $2.560 billion in Fiscal Year 2011 to $176 million by Fiscal Year 2018 and the estimated interest on the outstanding UC Fund loans would drop from $101 million annually in Fiscal Year 2011 to $9 million by Fiscal Year 2018.  These UC-related expenditures did not have any impact on the Commonwealth General Fund and are payable solely from the UC Fund.
To address these circumstances, on June 12, 2012 the Commonwealth amended its unemployment compensation law to, among other things, authorize the issuance of up to $4.5 billion of unemployment compensation bonds.  The proceeds of such bonds ("UC Bonds") would be used to repay all outstanding loan advances, including interest, from the Federal Unemployment Account as well as to provide additional funding for the UC Fund.  UC Bonds will be issued only if the Department of Labor and Industry determines that such issuance will result in a savings to Pennsylvania employers, whose FUTA payments will be adjusted to provide revenues sufficient to pay in full all UC Bonds.
On July 25, 2012, the Commonwealth closed on a $3.185 billion interim financing to both fully repay the outstanding federal loan and to fund the continued payment of benefits for a period through the fall of 2012.  On October 18, 2012, approximately $2.827 billion in UC Bonds were issued, the proceeds of which were used to repay the interim financing.  As result, the Commonwealth estimates that it will save employers an estimated $89 million as compared to repaying the previously existing federal advances through increased FUTA taxes with interest at the federal rate.
Pensions and Retirement Systems.  The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations.  State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS").  Public school employees are members of the Public School Employees' Retirement System ("PSERS").  With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.  The Commonwealth's retirement programs are jointly contributory between the employer and employee.
On November 23, 2010, the Governor signed an act into law enacting employer contribution collars which eliminated the previously anticipated very major increases in pension contribution which would have been required of the Commonwealth beginning in Fiscal Year 2013.  Contribution collars are expressed as a percentage of payroll and were 3% and 3.5% in Fiscal Years 2012 and 2013, respectively, and are 4.5% in Fiscal Year 2014 and beyond until the actuarial calculated rate is below the collared rate.  To the extent the pension funds have large unfunded liabilities, as is presently the case, such capping of required employer contributions to the pension funds is likely to materially extend the period over which such unfunded liability is funded.
The Commonwealth's contribution to SERS and PSERS in Fiscal Year 2013 was $660.7 million, a 42.5% increase, and $856.1 million, a 43% increase, respectively.  For Fiscal Year 2014, PSERS' Commonwealth contributions were $949.3 million, an 11% increase.  The Commonwealth's Fiscal Year 2015 PSERS contributions are expected to be approximately $2.8 billion.  For Fiscal Year 2014, Commonwealth contributions to SERS were $1 billion and are expected to be $1.3 billion for Fiscal Year 2015.
Rising employer contribution rates and costs in accordance with law for the Commonwealth's two pension systems are projected to grow by a factor of three over the next four years, rising from $1.5 billion in Fiscal Year 2014 to $4.3 billion in Fiscal Year 2017.  Various bills and plans to amend the existing statutes have been discussed, proposed or introduced in the General Assembly, but not enacted.  Such proposals have included proposals to provide for future employees a defined contribution plan (similar to 401(k) plans utilized in the private sector) and to again defer the escalation of the increased employer contribution rates.
For Fiscal Years 2010, 2011, 2012 and 2013, SERS returned 11.9%, 2.7%, 12.0% and 13.6%, respectively.  PSERS' Fiscal Years 2011, 2012, 2013 and 2014 investment returns were 20.37%, 3.43%, 7.96% and 14.91% respectively.
Litigation
Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.
In 1978, the General Assembly approved a limited waiver of sovereign immunity.  Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident.  This cap does not apply to tax appeal cases.  The Supreme Court of Pennsylvania has held that this limitation is constitutional.  Approximately 3,150 suits against the Commonwealth remain open.  Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations.  Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.
The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities.  There are no caps on damages in civil rights actions.  The Commonwealth's self-insurance program covers damages in these cases up to $250,000 per incident.  Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.
Harlee Manor, Inc. v. Dept. of Public Welfare.  In this lawsuit, three nursing facilities filed a lawsuit against the Department of Public Welfare (now the Department of Human Services) to challenge the Commonwealth's Nursing Facility Assessment Program.  Under this program, the Commonwealth assesses all licensed nursing facilities and uses the proceeds of the assessments to fund Medical Assistance ("MA") payments to MA-participating nursing facilities.  The program has two assessment rates, and the litigants paid their assessments at the higher of the two rates.  The three nursing facilities' lawsuit challenged the program on constitutional grounds.  The Commonwealth settled the lawsuit by allowing the litigants to pay their assessments at the lower assessment rate.  The Commonwealth submitted the proposed settlement to the federal Centers for Medicare and Medicaid Services ("CMS") for approval to ensure that the Commonwealth would remain eligible to receive federal matching funds if the settlement was approved by the court.  CMS approved the proposed settlement, and the court thereafter dismissed the lawsuit pursuant to the settlement agreement.
Northbrook Life Insurance Co. v. Commonwealth of Pennsylvania (now Allstate Life Insurance Co. v. Commonwealth of Pennsylvania).  The Northbrook case was the lead case in litigation with potentially the entire insurance industry that does business in Pennsylvania.  On January 26, 2006, the en banc trial court issued a conflicted decision in which the majority partially ruled for both parties.  Both parties filed exceptions.  The court denied all exceptions and upheld its earlier decision.  Northbrook filed an appeal to the Supreme Court of Pennsylvania, which ruled in Northbrook's favor but only on a technicality and did not address the substantive findings of the trial court.
Counsel then selected the Allstate case to relitigate the issues involved.  The Northbrook (now Allstate) case and other pending cases challenge the Department of Revenue's application of portions of the Life and Health Guaranty Association Act of 1982 (the "Act") that established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents.  In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds.  Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments.  After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations.  Credits were not allowed for assessments paid on non-taxable annuities.  There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities.  Taxpayers claim the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.
The Allstate case was briefed and argued before a five judge en banc trial court on December 9, 2009.  On March 25, 2010, a 3-2 majority ruled that Allstate was entitled to claim a credit for all annuity assessments paid to the Guaranty Fund.  The Commonwealth filed exceptions.  Following briefing and oral argument before a seven judge en banc trial court, a 4-3 majority issued an unreported decision overruling the Commonwealth's exceptions.  The Commonwealth filed an appeal to the Supreme Court of Pennsylvania.  On August 2, 2012, an evenly divided court affirmed the final order of the trial court.  The Commonwealth filed an application for reargument, which was denied.  The Commonwealth has asserted the position that the evenly divided holding in this case is final and binding precedent only as to Allstate for the tax period involved in the Allstate case and has notified counsel for all pending cases that it wishes to select a new case to re-litigate the issues with the objective of obtaining a final majority decision on the merits.
Petitioners' counsel filed an application seeking an order and declaratory judgment to, among other things, enforce the evenly divided Allstate decision as to all petitioners granting annuity assessments full tax credit against their gross premiums tax.  The Commonwealth filed an answer and new matter seeking an order to, among other things, deny the petitioners' request for declaratory judgment and direct the parties to proceed with litigation of a new case.  Following briefing and argument, the court issued an order requiring the petitioners to identify all cases that are controlled by the Allstate decision and the Commonwealth to agree or to provide a reasoned objection.  The Supreme Court of Pennsylvania has ordered the petitioners to provide to the Commonwealth their calculations for relief in the first group of cases by a date certain and the Commonwealth's response by a date certain.  Any disagreements will be heard by the court.  The petitioners have provided to the Commonwealth their calculations of the proper credit they contend is due on the first group of cases and the Commonwealth was required to respond by October 14, 2014.  Once all the calculations are provided, the Commonwealth will be in a better position to determine the extent of the potential liability, which may not be as large as was originally anticipated.
Hosp. & Healthsystem Ass'n of Pa. v. Commonwealth (the "MCARE Case").  The Medical Care Availability and Reduction of Error ("MCARE") Fund is a special fund that pays claims against health providers for losses or damages awarded in medical professional liability actions in excess of their basic insurance coverage.  All health care providers in Pennsylvania are required to pay annual assessments to the MCARE Fund.  As part of the Fiscal Year 2010 budget legislation, $100 million was transferred from the MCARE Fund to the Commonwealth General Fund, which brought about this action.  On April 15, 2010, the trial court held that legislation causing the Commonwealth to transfer the $100 million was unlawful in that it violated the petitioners' vested rights in that money.  On September 26, 2013, the Supreme Court of Pennsylvania reversed the decision of the trial court and remanded the cases, with proceedings commencing in April 2014.
On October 16, 2014, Governor Corbett announced that the Commonwealth entered into an agreement with the plaintiffs that settled all of these lawsuits.  The settlement agreement provides that (i) health care providers will be reimbursed approximately $139 million (representing a portion of their assessment payments in 2009-2012 and 2014), with the refunds to be available after April 2016; (ii) a new formula will be used to calculate MCARE assessments starting in in 2015; and (iii) the Commonwealth will retain the $100 million that was transferred from the MCARE Fund to the Commonwealth General Fund.  The financial effect of the settlement will be fully borne by the MCARE Fund.  The Commonwealth General Fund will not bear any of the financial impact of this settlement.
Philadelphia Entertainment and Development Partners, LP d/b/d Foxwoods Casino Philadelphia v. Commonwealth of Pennsylvania Department of Revenue and Commonwealth of Pennsylvania.  On May 29, 2014, Philadelphia Entertainment Development Partners, LP, d/b/a Foxwoods Casino Philadelphia ("PEDP"), a debtor in bankruptcy, commenced in the U.S. Bankruptcy Court for the Eastern District of Pennsylvania an adversarial action against the Commonwealth and the Pennsylvania Department of Revenue (collectively referred to as the "Commonwealth").  PEDP seeks the recovery of a $50 million license fee that PEDP paid to the Pennsylvania Gaming Control Board in 2007 as required by the Pennsylvania Race Horse Development and Gaming Act..  The license fee was paid as a condition of PEDP receiving a gaming license.  In 2010, the Pennsylvania Gaming Control Board revoked PEDP's gaming license.  PEDP then sought the return of its $50 million license fee, but the request was denied.  PEDP responded with adversarial action against the Commonwealth.  The Commonwealth filed a motion to dismiss, PEDP has responded, and further briefing is scheduled.
The Bankruptcy Court heard argument on the Commonwealth's motion to dismiss on November 14, 2014, and the parties are awaiting a decision from the court.  The Commonwealth contends that PEDP is entitled to no relief.  However, in the event that judgment were entered against the Commonwealth, it is presumed (absent specific legislative or judicial direction providing otherwise) that payment of any such judgment in favor of PEDP would be made from the State Gaming Fund (and not the Commonwealth General Fund).
Sears, et al. v. Corbett and Weisblatt, et al. v. Corbett.  Petitioners, former participants in the discontinued Pennsylvania adultBasic Insurance Coverage program ("adultBasic"), filed a pair of class action suits against Governor Corbett seeking declaratory, mandamus and injunctive relief from alleged violations of the Pennsylvania Tobacco Settlement Act, which, in part, established a Tobacco Settlement Fund to receive and distribute payments received by the Commonwealth pursuant to the MSA entered into among the Commonwealth, other states and participating tobacco manufacturers.  The Act established that the adultBasic program shared its funding stream with the Medical Benefits For Workers With Disabilities Program (MAWD), which received priority funding.  The petitioners claim that, in 2010 and 2011, the General Assembly violated the Act through the redistribution of certain funding from the Fund.  The ultimate purpose of the lawsuit is to force the General Assembly to restore adultBasic.
The Commonwealth filed preliminary objections to the amended petitions for review in both actions.  On June 27, 2012, an en banc panel of the court sustained in part and overruled in part the respondents' preliminary objection in the Sears case and directed the respondents to answer the amended petitions for review within 30 days.  The court made the same decision in the Weisblatt case on June 28, 2012.
After the pleadings were closed, all parties filed applications for summary relief with the trial court.  On March 4, 2013, the court granted in part and denied in part the parties' applications.  Relying upon the en banc court's opinion in Sears, the court declared that the redirection of money from the fund was unconstitutional.  However, based on principles of sovereign immunity the court declined to order the Commonwealth parties to restore to the funds and it did not order the immediate restoration of the adultBasic insurance coverage program.  The parties filed cross-appeals of the court's order with the Supreme Court of Pennsylvania in both cases.  The four appeals have been consolidated into a single briefing schedule.  Oral argument occurred on November 19, 2014, and the parties are awaiting a decision from the court.

PART III
HOW TO BUY SHARES
Information Regarding the Offering of Share Classes
The share classes of each fund are offered as described in the relevant fund's prospectus and as described below.
Class M shares are generally offered only to:  (1) Wealth Management Clients, with such qualified fiduciary, custody, advisory or other accounts sometimes being referred to herein as "Qualified Accounts"; (2) BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund; (3) board members of the Trust; (4) former shareholders of each other fund advised by the Manager or its affiliates that was reorganized into a fund (each such other fund is hereinafter referred to as a "Reorganized Fund") who received MPAM shares (now designated Class M shares) of a fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Class M shares of such fund, to exchange into Class M shares of other funds, and to purchase additional Class M shares of the funds into which they exchange; and (5) former shareholders of a series of BNY Hamilton Funds that was reorganized into a fund (a "Predecessor Fund") who received Class M shares of a fund pursuant to the reorganization of such Predecessor Fund and who, therefore, are permitted to exchange into Class M shares of a fund, and to purchase additional Class M shares of a fund.  Class M shares of BNY Mellon Government Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund also are offered to Investment Advisory Firms.  Class M shares of each fund, except BNY Mellon Income Stock Fund, BNY Mellon Government Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund, also may be purchased by Institutional Investors.  Class M shares of each fund, except for BNY Mellon Income Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large-Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund, also are offered to unaffiliated investment companies approved by BNY Mellon Wealth Management.  BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts.  Any such investments must be in the respective fund's Class M shares.  In addition, holders of shares of a fund who were not Wealth Management Clients on July 10, 2001 ("Existing Individual Clients") are eligible to continue to purchase Class M shares of that fund for their then-existing accounts in that fund ("Existing Accounts"), to exchange into Class M shares of other funds, and to purchase additional Class M shares of funds into which they exchange.  Class M shares also may be offered as described in the relevant prospectus.
Investor shares are generally offered only to:  (1) Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and who wish to continue to hold fund shares; (2) individuals or entities who are not Wealth Management Clients, who receive a transfer of fund shares from a Wealth Management Client (except that Existing Individual Clients would receive Class M shares if the transfer was to their Existing Accounts, as noted above); and (3) former shareholders of a Reorganized Fund or a Predecessor Fund who received Investor shares of a fund pursuant to the reorganization of such Reorganized Fund or Predecessor Fund and who, therefore, are permitted to continue to purchase and hold Investor shares of such fund, to exchange into Investor shares of other funds, and to purchase additional Investor shares of funds into which they exchange.  Such persons and entities described in the preceding provisions (1), (2) and (3) are sometimes referred to collectively herein as "Individual Clients."  Investor shares also may be offered to BNY Mellon Wealth Brokerage Clients and may be offered to certain Qualified Employee Benefit Plans as described in the relevant prospectus.
On March 13, 2012, outstanding Premier shares of each Premier Class Fund converted to Investor shares of the same fund.  Holders of a Premier Class Fund's Premier shares who received Investor shares of such fund in the conversion are eligible to make additional investments in the fund's Investor shares.
Class A, Class C, Class I and Class Y shares are being offered as of the date of this SAI only by BNY Mellon Income Stock Fund.  Such shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor.  Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients and may impose certain conditions on their clients which are different from those described in the relevant prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  Accordingly, the availability of shares of a particular class, sales charge reductions or waivers, and/or shareholder services described in the relevant prospectus or this SAI will depend on the policies, procedures and trading platforms of your Service Agent.  To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services described in the relevant prospectus or this SAI, you may need to open a fund account directly with the Distributor.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements—Distributor" below, Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received.  Service Agents may receive different levels of compensation for selling different classes of shares.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.
Investor eligibility requirements for Class A, Class C, Class I and Class Y shares are described in the fund's prospectus for such classes.
Initial investments in Individual Accounts and in Class A, Class C, Class I or Class Y shares must be accompanied by an Account Application.  If required information is missing from your Account Application, it may be rejected.  If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames.  Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus for such classes.  Shares of the funds will only be issued against full payment.  You will be charged a fee if a check used to purchase fund shares is returned unpayable.
Each fund reserves the right to reject any purchase order.  No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act.  Foreign financial institutions include:  foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  No fund will accept cash, travelers' checks or money orders as payment for shares.
BNY Mellon Affiliates may impose certain conditions on Wealth Management Clients, Investment Advisory Firms may impose certain conditions on Investment Advisory Firm Clients, BNY Mellon Wealth Advisors and/or BNY Mellon Wealth Management Direct may impose certain conditions on BNY Mellon Wealth Brokerage Clients, and the plan sponsor may impose certain conditions on Qualified Employee Benefit Plan Accounts (as defined below) that are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  Holders of BNY Mellon Accounts (as defined below), BNY Mellon Wealth Brokerage Accounts (as defined below) or Qualified Employee Benefit Plan Accounts should consult their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, in this regard.
Investment Advisory Firm Clients may not maintain accounts directly with a fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming) and exchanging fund shares.  The policies and fees applicable to Investment Advisory Firm Clients may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.
Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator to purchase, sell (redeem) and exchange fund shares and to determine the shareholder services available to them with respect to their fund shares.  The policies, fees and shareholder services applicable to these accounts may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.
Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the Transfer Agent ("BNY Mellon Accounts").  Class M shares owned by Investment Advisory Firm Clients will be held in omnibus accounts in the name of their Investment Advisory Firm.  Class M shares held by persons other than Wealth Management Clients and Investor shares owned by Individual Clients will be held in Individual Accounts.  Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts ("BNY Mellon Wealth Brokerage Accounts").  Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor ("Qualified Employee Benefit Plan Accounts"), and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.  Unless otherwise instructed, new purchases by existing shareholders are in the same class of fund shares that the shareholder then holds.
BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts.  Any such investments in BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund Account must be in the respective fund's Class M shares.
The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs.  These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs.  Participants and plan sponsors should consult their tax advisors for details.
Investment Minimums
Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
For Class M shares and Investor shares, there is no minimum initial or subsequent investment requirement for holders of BNY Mellon Accounts.  The minimum initial investment for Investment Advisory Firms is $1 million.  Wealth Management Clients may transfer Class M shares to other existing Wealth Management Clients for their BNY Mellon Accounts.  Wealth Management Clients also may transfer shares from a BNY Mellon Account to persons or entities that are not Wealth Management Clients to be held in Individual Accounts or BNY Mellon Wealth Brokerage Accounts.  At the time of any such transfer by a Wealth Management Client, the Class M shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares.  Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may only do so by requesting the establishment of Individual Accounts or BNY Mellon Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares.  The conversion of such shareholders' Class M shares into Investor shares will be at the equivalent NAV of each class at the time of the conversion.  Any subsequent investments by such transferees or former Wealth Management Clients who received Investor shares from the conversion of Class M shares must be in Investor shares.
For Individual Accounts, the minimum initial investment, with respect to Class M shares and Investor shares, is $10,000, and subsequent investments must be at least $100.  Persons who hold fund shares through BNY Mellon Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, to purchase fund shares.
Investment minimums for Class A, Class C, Class I and Class Y shares are described in the fund prospectus for such classes.
To make subsequent investments to an IRA or other retirement account, investors must fill out an investment slip and include their account number on the check, indicating the year the contribution is for.  Subsequent investments to an IRA or other retirement account may also be made by wire by your bank and by electronic check.  Your bank must send your investment to The Bank of New York Mellon with the following information:  ABA #, DDA #, the fund name, the share class, the account number, name of investor, the contribution year and dealer number, if applicable.  For a subsequent investment by wire or electronic check, please call 1-800-DREYFUS for more information.
The entity acting as custodian for IRAs and Retirement Plans, including Qualified Employee Benefit Plans, may charge a fee, the payment of which could result in the liquidation of shares.  All fees charged are described in the appropriate form.  You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.
Small Account Policies
The funds reserve the right to waive any small account policies that are described in the prospectus.
In-Kind Purchases
Each fund may, at its discretion, permit the purchases of shares through an "in-kind" exchange of securities.  Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale.  The market value of any securities exchanged, plus any cash, must be at least equal to $25,000 for Class M and Investor shares or the minimum initial investment for Class A, Class C, Class Y or Class Y shares.  Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.
Securities accepted by a fund will be valued in the same manner as the fund values its assets.  Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities.  All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities.  The exchange of securities for fund shares may be a taxable transaction to the shareholder.  For further information about "in-kind" purchases, Wealth Management Clients may call 1-888-281-7350, holders of Class M shares and Investor shares in Individual Accounts (other than BNY Mellon Wealth Brokerage Clients) and holders of Class A, Class C, Class I or Class Y shares may call 1-800-DREYFUS, BNY Mellon Wealth Brokerage Clients may call 1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors, and participants in Qualified Employee Benefit Plans may call 1-877-774-0327. Investment Advisory Firm Clients may not make in-kind purchases directly into a fund.
TeleTransfer Privilege.  Holders of Individual Accounts may purchase fund shares by telephone, and holders of Class A, Class C, Class I or Class Y shares may purchase shares of such fund by telephone or online, if they have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your fund account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.
TeleTransfer purchase orders may be made at any time.  If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the relevant prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day.  If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order.  To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "How to Redeem Shares—Medallion Signature Guarantees."  See "How to Redeem Shares—TeleTransfer Privilege" below for more information.  The TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.
Converting Shares
Holders of Investor shares of a fund at the time they become Wealth Management Clients generally may request to have their Investor shares converted into Class M shares of the same fund.  In addition, under certain circumstances, Class A, Class C, Class I or Class Y shares of BNY Mellon Income Stock Fund may be converted from one class of shares to another class of shares of the fund, as described in the relevant prospectus.  The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  Converting shareholders who make subsequent investments in that fund will receive the share class they converted to.  An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.
Taxpayer ID Number
Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.
Frequent Purchases and Exchanges (non-money market funds only)
The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders.  If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading.  In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund.  If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor.  While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.
Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder®), automatic non-discretionary rebalancing programs, minimum required retirement distributions and investments through certain third party programs for individual investors approved by the fund generally are not considered to be frequent trading.  For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.
Information Pertaining to Certain Purchase Orders.  For certain institutions that have entered into agreements with the Distributor, payment for the purchase of shares of funds other than money market funds may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed.  If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
When purchasing shares, you must specify which class is being purchased.  If you are purchasing shares of BNY Mellon Income Stock Fund, in many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales load is applicable to a purchase.  You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales load is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.
Class A.  The public offering price for Class A shares is the NAV per share of that class plus a sales load as shown below:
Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
____________________________
*	Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

•	Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund in the Dreyfus Family of Funds, or the spouse or minor child of any of the foregoing. Additional information about purchasing Class A shares at NAV is in the prospectus.
•	Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds in the Dreyfus Family of Funds which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.
•	Right of Accumulation. Reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
Class C.  The public offering price for Class C shares is the NAV per share of that class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See "How to Redeem Shares—Contingent Deferred Sales Charge—Class C" below.
Class I, Class M and Investor Shares.  The public offering price for Class I, Class M and Investor shares is the NAV per share of that class.
Institutions effecting transactions in Class I, Class M and Investor shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
Class Y.  The public offering price for Class Y shares is the NAV per share of that class.
Reopening an Account (Class A, Class C, Class I and Class Y Shares only).  You may reopen an account that you previously closed without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information in the old Account Application is still applicable.  During the second calendar year after your account was closed, you may be eligible to reopen such account for part of that calendar year.  Please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative for availability or options before seeking to invest in such account.  You cannot at any time reopen an account that you closed in the fund, or in a share class of the fund, if it previously was closed to new investment accounts.

HOW TO REDEEM SHARES
Each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased fund shares by check, by TeleTransfer Privilege or through Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares.  In addition, when selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that the fund will not honor redemption checks under the Checkwriting Privilege, and will not process requests to redeem shares by wire or telephone (or, for holders of Class A, Class C, Class I or Class Y shares, online) or pursuant to the TeleTransfer Privilege, for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed.  If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.
The Wire Redemption Privilege, TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including, for holders of Class A, Class C, Class I or Class Y shares, over the Dreyfus Express® voice-activated account access system), letter or, for holders of Class A, Class C, Class I or Class Y shares, online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.
During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or, for holders of Class A, Class C, Class I or Class Y shares, online, to request a redemption or exchange of fund shares.  In such cases, you should consider using the other redemption procedures described herein.  Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used.  During the delay the NAV of non-money market funds may fluctuate.
Except as described below, the funds impose no charges when shares are redeemed.  Service Agents may charge their clients a fee for effecting redemptions of fund shares.  The value of the shares redeemed may be more or less than their original cost, depending upon the fund's then-current NAV per share.
Class M and Investor Shares
Persons who hold fund shares through BNY Mellon Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, and persons who hold fund shares through Investment Advisory Firms or Qualified Employee Benefit Plan Accounts should contact their financial advisor or plan sponsor or administrator, respectively, to redeem fund shares.  Persons who hold fund shares through Service Agents should contact their financial representative.
Holders of Individual Accounts may redeem fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege, which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application.  The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing Individual Account by a signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS.  Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent.  Holders of IRA and other retirement accounts may redeem fund shares by writing a letter of instruction, which must include the shareholder's account number and fund name, the dollar amount to sell, how and where to send the proceeds, whether the distribution is qualified or premature, and whether 10% should be withheld pursuant to TEFRA.  A signature-guarantee is required.  For information with respect to signature-guarantees, see "Medallion Signature Guarantees" below.  To request instructions to establish the Automatic Withdrawal Plan for a Keogh, IRA or other retirement account, call 1-800-DREYFUS.  Each fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests.  Each fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders.  No such fee currently is contemplated.  Shares held under IRAs or Retirement Plans are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or TeleTransfer Privileges.
Contingent Deferred Sales Charge (BNY Mellon Income Stock Fund only)
Class C.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase.  No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.
If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.
In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.
For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends.  Within a year after the purchase the investor decided to redeem $500 of the investment.  Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260).  Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.
Waiver of CDSC.  The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the Distributor relating to such services, or were purchased directly through the Distributor, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½ and (e) redemptions pursuant to Automatic Withdrawal Plan, as described under "Shareholder Services—Automatic Withdrawal Plan" below.  If the board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.
To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or, if you are a client of a Service Agent or other financial intermediary, you must notify the Service Agent or financial intermediary and then the Service Agent or financial intermediary in turn must notify the Distributor.  Any such qualification is subject to confirmation of your entitlement.
Redemption Through an Authorized Entity (Class A, Class C, Class I and Class Y Shares)
Redemption orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day.  Otherwise, the shares will be redeemed at the next determined NAV.  It is the responsibility of the Authorized Entity to transmit orders on a timely basis.  The Authorized Entity may charge the shareholder a fee for executing the order.  This arrangement is discretionary and may be withdrawn at any time.
Checkwriting Privilege (BNY Mellon Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Government Money Market Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Municipal Money Market Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund).
Holders of Individual Accounts may write redemption checks ("Checks") drawn on their fund accounts.  The fund provides Checks automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your fund account and may be made payable to the order of any person in the amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check.  Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.
Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds."  Checks should not be used to close your account.
You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order.
Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions.  Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.
Wire Redemption Privilege
Holders of Individual Accounts and Class A, C, I and Y shares may redeem fund shares by wire.  By using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or, for holders of Class A, Class C, Class I or Class Y shares, online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine. Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.
Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.  To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  In most circumstances, this request must be signed by each shareholder, with each signature guaranteed as described below under "Medallion Signature Guarantees."  Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption Privilege.
TeleTransfer Privilege
Holders of Individual Accounts may request by telephone or, for holders of Class A, Class C or Class I shares other than IRA accounts, online that redemption proceeds ($500 minimum) be transferred between their fund account and their bank account.  Transaction fees do not apply to TeleTransfer redemptions.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in a Coverdell Education Savings Account may not be redeemed through the TeleTransfer Privilege.  See "How to Buy Shares—TeleTransfer Privilege" above.
Reinvestment Privilege (Class A Shares)
You may reinvest up to the number of Class A shares you have redeemed at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested.  The Reinvestment Privilege may be exercised only once and your reinvestment request must be received in writing by the fund within 45 days of redemption.
Medallion Signature Guarantees
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP).  Guarantees must be signed by an authorized signatory of the guarantor.  No other types of signature guarantees will be accepted.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.
Redemption Commitment
Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from the fund in excess of such amount, the Trust's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the fund's portfolio is valued.  If the recipient sells such securities, brokerage charges would be incurred.
Suspension of Redemptions
The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect fund shareholders.
SHAREHOLDER SERVICES
The following shareholder services are available only to holders of Investor shares in Individual Accounts, certain Individual Account holders of Class M shares and holders of Class A, Class C or Class I shares.  Class Y shares only have the Fund Exchanges shareholder service.
Automatic Asset Builder, the Payroll Savings Plan and Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.
Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (inside the U.S. only).  To modify or terminate your participation in a service, call 1-800-DREYFUS (inside the U.S. only).  Except as otherwise stated, the shareholder services described below may be modified or terminated at any time or charge a service fee; however no such fee currently is contemplated.
Fund Exchanges
You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made.  Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made:  Fund Exchanges, Checkwriting Privilege, TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dividend Sweep) selected by you.
The funds reserve the right to reject any exchange request in whole or in part.  Fund Exchanges and the Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.
Class M and Investor shares.  Holders of Class M shares or Investor shares can generally exchange such shares of a fund worth $500 or more into shares of the same class of any other fund.
Class A, Class C, Class I and Class Y shares.  Holders of Class A, Class C, Class I or Class Y shares may purchase, in exchange for shares of BNY Mellon Income Stock Fund, shares of the same class, or another class in which they are eligible to invest, of a fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange shares of BNY Mellon Income Stock Fund for shares of the same class of a fund in the Dreyfus Family of Funds.  You should review carefully the current prospectus of the fund into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features.  Shares of funds in the Dreyfus Family of Funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:
A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.
B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.
D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.
E.	Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.
To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.
You also may exchange your Class A or Class C shares that are subject to a CDSC ("CDSC Shares") for Dreyfus Class shares of the General Government Fund.  Such shares will be held in a special account of Dreyfus Class shares of the General Government Fund (an Exchange Account).  Exchanges of shares from an Exchange Account only can be made into certain other funds in the Dreyfus Family of Funds.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account.  Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account.  Redemption proceeds for Exchange Account shares are paid by federal wire or check only.  Exchange Account shares also are eligible for the Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.
Class Y shares of BNY Mellon Income Stock Fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds, as well as between Dreyfus Class shares of each of General AMT-Free Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Securities Money Market Fund, provided that, with respect to Dreyfus Class shares of such funds, the investor meets the eligibility requirements for investing in such shares.
Fund Exchange Process.  To request an exchange, holders of BNY Mellon Accounts must contact their account officer, and Investment Advisory Firm Clients must contact their financial advisor.  Holders of Individual Accounts or Class A, Class C, Class I or Class Y shares, or their Service Agent acting on their behalf, may give exchange instructions to the Transfer Agent in writing or by telephone or, for holders of Class A, Class C, Class I or Class Y shares of, online.  For Individual Accounts, shares being exchanged must have a current value of at least $500, and each fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000.
The ability to issue exchange instructions by telephone is given to all holders of Individual Accounts or Class A, Class C, Class I or Class Y shares automatically, unless the account holder checks the relevant "No" box on the Account Application, indicating that this privilege is specifically refused.  The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, by oral request from any of the authorized signatories on the account or by calling 1-800-DREYFUS.  By using the Telephone Exchange Privilege, the investor authorizes the fund and the Transfer Agent to act on telephone or, for holders of Class A, Class C, Class I or Class Y shares, online instructions (including over the Dreyfus Express® voice-activated account access system) from any person representing himself or herself to be the investor or a representative of your Service Agent acting on the investor's behalf and reasonably believed by the fund or the Transfer Agent to be genuine.
Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  No fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.
Exchanges of a fund's shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.
When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased).
During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.
Auto-Exchange Privilege.  Auto-Exchange Privilege, which is available for existing accounts only, permits the holder of an Individual Account to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund of which you are a shareholder.
For holders of Class A, Class C or Class I shares, Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of BNY Mellon Income Stock Fund, shares of the same class, or another class in which you are eligible to invest, of a fund in the Dreyfus Family of Funds of which you are a shareholder.  However, if you hold such fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of a fund in the Dreyfus Family of Funds.
The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected.  With respect to shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund or, if applicable, shares of a fund in the Dreyfus Family of Funds of which you are a shareholder.  Shares will be exchanged on the basis of relative NAV per share.  Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you.  Shares held under IRAs and Retirement Plans are eligible for this privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to Retirement Plan accounts, exchanges may be made only among those accounts.  Shareholders may modify or cancel their exercise of this privilege at any time by mailing written notification to BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.
Automatic Asset Builder®
Automatic Asset Builder permits the holder of an Individual Account or Class A, Class C or Class I shares to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.
Government Direct Deposit Privilege
Government Direct Deposit Privilege enables holders of Individual Accounts or Class A, Class C or Class I shares to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account.  When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.
Payroll Savings Plan
Payroll Savings Plan permits holders of Individual Accounts or Class A, Class C or Class I shares to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing fund account electronically through the ACH system at each pay period.  To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  Your employer must complete the reverse side of the form and return it to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.  You may change the amount of purchase or cancel the authorization only by written notification to your employer.  It is the sole responsibility of your employer to arrange for transactions under the Payroll Savings Plan.  Shares held through a Retirement Plan are not eligible for this privilege.
Dividend Options
Dividend Sweep.  Dividend Sweep allows holders of Individual Accounts or Class A, Class C or Class I shares to invest automatically dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class of another fund or, for holders of Class A, Class C or Class I shares, shares of the same class, or another class in which you are eligible to invest, of a fund in the Dreyfus Family of Funds, of which you are a shareholder.  However, if you hold Class A, Class C or Class I shares through financial intermediary brokerage platforms, you may invest automatically your dividends or dividends and capital gain distributions, if any, from BNY Mellon Income Stock Fund only in shares of the same class of a fund in the Dreyfus Family of Funds.  Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.  Identically registered existing IRA accounts (other than Dreyfus-sponsored Coverdell Education Savings Accounts) are eligible for this privilege.  Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:
A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.
B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.
D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.
Dividend ACH.  Dividend ACH permits holders of Individual Accounts or Class A, Class C or Class I shares, to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.
Shareholders may cancel these privileges by mailing written notification to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.  To select a new fund after cancellation, you must submit a new Dividend Options Form.  Enrollment in or cancellation of these privileges is effective three business days following receipt.  These privileges may not be used to open new accounts.  Minimum subsequent investments do not apply for Dividend Sweep.
Automatic Withdrawal Plan
The Automatic Withdrawal Plan permits the holder of an Individual Account or Class A, Class C or Class I shares, to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account.  Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day.  However, when the next business day is part of a new month, the transaction will be processed on the previous business day.  For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.
Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS (inside the U.S. only) or, for Class A, Class C or Class I shares, visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.
No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal.  Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.  Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC.  Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.
Certain Retirement Plans, including Dreyfus-sponsored Retirement Plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans.  Participants should consult their Retirement Plan sponsor and tax advisor for details.  Such a withdrawal plan is different than the Automatic Withdrawal Plan.
Letter of Intent—Class A Shares
By submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent.  Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS (inside the U.S. only).
Each purchase you make from the date you submit the Letter of Intent until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment.  The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account.  In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment.  The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment.  If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.
 Retirement Plans and IRAs—BNY Mellon Income Stock Fund
If you wish to purchase fund shares in conjunction with a Dreyfus-sponsored Retirement Plan or Dreyfus-sponsored IRA, you may request from the Distributor forms for adoption of such plans.  Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian.  Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.
The entity acting as custodian for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs may charge a fee, payment of which could require the liquidation of shares.  All fees charged are described in the appropriate form.  You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
The Trust has adopted a Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, with respect to Class C shares of BNY Mellon Income Stock Fund.  Rule 12b-1 under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The board believes that there is a reasonable likelihood that the Distribution Plan will benefit the fund and holders of Class C shares.  Under the Distribution Plan, BNY Mellon Income Stock Fund pays the Distributor a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to Class C for distributing Class C shares of the fund.  The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services with respect to Class C shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.
The Trust has adopted a Shareholder Services Plan with respect to Investor shares of each fund and Class A and Class C shares of BNY Mellon Income Stock Fund.  The Shareholder Services Plan is not adopted pursuant to the Rule 12b-1 under the 1940 Act.  Under the Shareholder Services Plan, the respective fund pays the Distributor for the provision of certain services to holders of Investor shares or Class A or Class C shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares or Class A or Class C shares, as the case may be.  The services provided may include personal services to shareholders and/or the maintenance of shareholder accounts.  The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from the funds to compensate Service Agents in respect of these services.  The Distributor determines the amounts, if any, to be paid to Service Agents under the Shareholder Services Plan and the basis on which such payments are made.
A written quarterly report of the amounts expended under the Distribution Plan and Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the board for its review.  The Distribution Plan, which is adopted pursuant to Rule 12b-1, provides that it may not be amended to increase materially the costs that holders of Class C shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares; other material amendments of the Distribution Plan must be approved by the board and by the Independent Board Members who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Shareholder Services Plan is not adopted pursuant to Rule 12b-1, but provides that material amendments to the Shareholder Services Plan must be approved by the board and by the Independent Board Members who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Both the Distribution Plan and the Shareholder Services Plan are subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on such plan.  As to the relevant class of fund shares (if applicable), each plan is generally terminable at any time by vote of a majority of the Independent Board Members who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or, for the Distribution Plan, by vote of a majority of the outstanding voting securities of such class.
ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.
The Funds of Funds invest in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable.  To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.
All Funds other than Money Market Funds
Equity Securities
Equity securities include common stocks and certain preferred stocks, convertible securities and warrants.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.
Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities.  For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors.  Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected.  While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.
An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.
Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas).  To some extent, the prices of equity securities tend to move by industry, market or sector.  When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.
Common Stock.  Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company.  After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities.  Common stock may be received upon the conversion of convertible securities.
Preferred Stock.  Preferred stock is a form of equity ownership in a corporation.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock.  While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer.  Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.
Certain convertible preferred stocks may offer enhanced yield features.  These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price.  Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection.  Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity.  Upon maturity they may convert into either cash or a specified number of shares of common stock.
In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity.  Contingent capital securities (sometimes referred to as "CoCos") may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances.  Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances.  This may occur, for instance, in the event that business losses have eroded capital to a substantial extent.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.  The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy.
Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.
Synthetic Convertible Securities.  So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  An example is a non-convertible debt security and a warrant or option.  The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.
Warrants and Stock Purchase Rights.  Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time.  Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price.  A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date.  Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.
IPOs.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules of FINRA apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size.  The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.
Fixed-Income Securities
Fixed-income securities include interest-bearing securities, such as corporate debt securities.  Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations.  Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.  Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected.  Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.  Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."  The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price.  The values of fixed-income securities also may be affected by changes in the credit rating of the issuer.  Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.  Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities.  See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.
As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk).  Generally, the longer the duration, the more volatility an investor should expect.  For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%.  The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration.  Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity.  The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates.  Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights.  In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.
Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers.  The average maturity is weighted according to the dollar amounts invested in the various securities by the fund.  In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.  For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date.  The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.  The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.
When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall.  This is known as prepayment risk.  Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.
U.S. Government Securities.  U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor a fund's share price is guaranteed.
TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index.  Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss.  During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity.  In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities.  Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.  The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities.  Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations.  As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.  See also "Inflation-Indexed Securities" below.
Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.
On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA."  The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.
Corporate Debt Securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate.  A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.  Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.
Ratings of Securities; Unrated Securities.  Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund.  Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities.  In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events.  To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.
A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest.  Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist.  As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished.  Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating.  To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.
High Yield and Lower-Rated Securities.  Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk.  See "Rating Categories" below for a general description of securities ratings.  These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities.  These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.  The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information.  The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.
Bond prices generally are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon.  Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.
The prices of these securities can fall dramatically in response to negative news about the issuer or its industry.  The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time.  Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities.  These securities may be particularly susceptible to economic downturns.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.  The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing.  The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.  It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.
Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.  Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.
Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings.  As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security.  Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income.  Reorganization entails a complete change in the structure of a business entity.  An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested.  If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.
High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues.  A fund will not have any arrangement with any person concerning the acquisition of such securities.
Distressed and Defaulted Securities.  Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.
A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities.  There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted.  In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all.  During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment.  A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation).  Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.  Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time.  To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.
Zero Coupon, Pay-In-Kind and Step-Up Securities.  Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.
Inflation-Indexed Securities.  Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Other inflation-related bonds may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
The value of inflation-indexed securities is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities.  Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.
Variable and Floating Rate Securities.  Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations.  The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.  Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate.  Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well.  Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations.  Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.
Variable Rate Demand Notes.  Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.
Floating and Inverse Floating Rate Debt Instruments.  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate.  The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.
Participation Interests and Assignments.  Short-term corporate or sovereign obligations denominated in U.S. and foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank").  Co-Lenders may sell such securities to third parties called "Participants."  A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant.  Co-Lenders and Participants interposed between a fund and the borrower (the "Borrower"), together with the Agent Bank(s), are referred herein as "Intermediate Participants."  A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security.  These instruments may have fixed, floating or variable rates of interest.
A fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower.  The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security.  The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower.  The fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest.  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower.  Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent.  In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower.  Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors.  In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest.  Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.
A fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party.  When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.
A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party.  Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors.  The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower.  The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.
Mortgage-Related Securities.  Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.
Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.  Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.  The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.
Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk.  In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support.  Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security.  Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security.  If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below).  Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss.  Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates.  Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period.  The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.
Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.  For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates.  Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates.  Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.  Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid.  The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.
Residential Mortgage-Related Securities.  Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.  Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.
Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government.  Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA.  The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling.  Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool.  The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers.  Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees.  GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes.  This guarantee is backed by the full faith and credit of the U.S. Government.  GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee.  When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders.  Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae.  Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees.  The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate).  Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.
Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs").  Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship.  Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities.  The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012.  When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).  From the end of 2007 through the first quarter of 2014, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  However, they have paid $203 billion in senior preferred dividends to Treasury over the same period.  FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2014.  Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2014.  In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from Treasury through the end of 2015.  However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required.  No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.
In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022.  Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.  FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship."  FHLMC faces similar uncertainty about its future role.  FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
Commercial Mortgage-Related Securities.  Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.  These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans.  This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.  Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans.  In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.  The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.
Subordinated Securities.  Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities.  CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans.  CMOs may be collateralized by:  (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.
Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index).  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.
Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.  It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.
As CMOs have evolved, some classes of CMO bonds have become more prevalent.  The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure.  PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios.  Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.
Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO").  IOs and POs can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.
Adjustable-Rate Mortgage Loans ("ARMs").  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.  ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans.  Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Negatively amortizing ARMs may provide limitations on changes in the required monthly payment.  Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.
Private Entity Securities.  Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss.  No insurance or guarantee covers a fund or the price of a fund's shares.  Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.
Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Asset-Backed Securities.  Asset-backed securities are a form of derivative instrument.  Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.
The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above).  These securities include debt securities and securities with debt-like characteristics.  The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  Other types of asset-backed securities may be developed in the future.  The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.
Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
Collateralized Debt Obligations.  Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets.  Assets called collateral usually are comprised of loans or other debt instruments.  A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively.  Investors bear the credit risk of the collateral.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
Municipal Securities.
Municipal Securities Generally.  "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below).  Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities.  Municipal securities are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues.  Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.   Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.
A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands.  A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession.  For example, Puerto Rico, like many other states and U.S. municipalities, experienced a significant downturn during the recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pensions, sizable debt service obligations and a high unemployment rate.  As a result, many Rating Agencies have downgraded Puerto Rico's various municipal issuers, including the Commonwealth itself and its general obligation debt, or placed them on "negative watch."  If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.
Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately.  The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity.  The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.
The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities.  As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.
For a fund that is a regulated investment company for tax purposes and invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax.  While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.
For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.  If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.
Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT.  Taxable municipal securities also may include remarketed certificates of participation.  Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective.  A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state).  A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.
Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state.  Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties.  An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds.  You should consider carefully the special risks inherent in a fund's investment in such municipal securities.  If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.
The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due.  Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.  Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California.  Other prominent municipal bankruptcies have followed.  In July 2013, Detroit, Michigan filed for bankruptcy.  With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S.  The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.
Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption.  One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield.  Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund.  Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future.  If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration.  If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.
Instruments Related to Municipal Securities.  The following is a description of certain types of investments related to municipal securities in which some funds may invest.  A fund's use of certain of the investment techniques described below may give rise to taxable income.
•	Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.
•	Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Participation Interests and Assignments" above.
•	Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.
•	Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.
•	Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
•	Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.
•	Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.
•	Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.
A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market.  When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio.  The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities.  In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust.  For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund.  Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.  Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.
An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security.  Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security.  Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall.  Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity.  These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.  Investments in inverse floaters may be illiquid.
•	Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."
•	Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.
•	Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.
•	Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.
Taxable Investments (municipal or other tax-exempt funds only).  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks").  Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors.  When a fund invests for temporary defensive purposes, it may not achieve its investment objective.
Funding Agreements.  In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index.  This guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.
Real Estate Investment Trusts (REITs)
A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.
REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.  A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.
Money Market Instruments
When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper.  During such periods, the fund may not achieve its investment objective.  A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.
Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.
Bank Obligations.  See "Bank Obligations" below under "Money Market Funds."
Repurchase Agreements.  See "Repurchase Agreements" below under "Money Market Funds."
Commercial Paper.  Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.  Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.
Foreign Securities
Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.
Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution.  If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations.  After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.
Emerging Markets.   Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries.  Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.
The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers.  A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls."  Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions.  Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves.  Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital.  These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries.  Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries' currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.  Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets.  The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries.  Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets.  Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets.  Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally.  Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.
Investing in Russia and other Eastern European Countries.  Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade.  However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats.  Investments in these countries are particularly subject to political, economic, legal, market and currency risks.  The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S.  Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.
These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange- traded securities.  A limited volume of trading may result in difficulty in obtaining accurate prices and trading.  There is little publicly available information about issuers.  Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision.  This may result in significant delays or problems in registering the transfer of shares.  It is possible that a fund's ownership rights could be lost through fraud or negligence.  While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.
Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth.  Russia's economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.
In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies.  The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities.  Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities.  Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund.  Any or all of these potential results could lead Russia's economy into a recession.
Depositary Receipts and New York Shares.  Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.  New York Shares are securities of foreign companies that are issued for trading in the United States.  New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.
Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.
Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.
Sovereign Debt Obligations.  Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations.  The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers.  In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.
Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest.  Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer.  Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio.  Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.
Sovereign Debt Obligations of Emerging Market Countries.  Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries also are characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.  Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.
Brady Bonds.  "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.  In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative.  Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets.  Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds.  U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds.  One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds.  The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  See "Derivatives—Structured Securities" below.
Eurodollar and Yankee Dollar Investments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations.  Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.  These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Investment Companies
The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, currently limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), to:  (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate.  As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations.  A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above.
Private Investment Funds.  As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject.  There may be very little public information available about their investments and performance.  Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time.  Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.
Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)
Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index.  These ETFs may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities.  For an ETF designed to correspond to a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price.  At times, the market price may be at a premium or discount to the ETF's NAV.  Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.
The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund.  Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities.  Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.
Exchange-Traded Notes
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.  ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection.  ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.  When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN.  These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption.  A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.
Derivatives
Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would.  Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes.  Whether or not a fund may use some or all of these derivatives varies by fund.  In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance.  Derivatives involve greater risks than if a fund had invested in the reference obligation directly.
An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss.  A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.  Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.
Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.  Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.
Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used.  Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position.  For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.
Options and futures contracts prices can diverge from the prices of their underlying instruments.  Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
The funds have claimed exclusions from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA and, therefore, are not subject to registration or regulation as a CPO under the CEA.  The funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if they continue to claim the exclusion from the definition of CPO.
In order to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase)  may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.  Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations.  Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds").  Because the Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO.  The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief.  In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.
If a fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the fund would withdraw its exclusion from the definition of CPO and the Manager would become subject to regulation as a CPO.
It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.
Futures Transactions.  A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price.  With respect to index futures, no physical transfer of the securities underlying the index is made.  Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.
Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset.  Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss.  Transaction costs also are included in these calculations.
Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets.  No assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.
A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities.  Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.
Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.
Security Futures Contract.  A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.
Index Futures Contract.  An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.
Interest Rate Futures Contract.  An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).
Foreign Currency Futures Contract.  A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.
Eurodollar Contracts.  A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Options.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  A fund receives a premium from writing an option which it retains whether or not the option is exercised.
A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.
Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market.  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.
Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Manager, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.
Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).
Options on Securities.  Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.
Options on Securities Indexes.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.
Foreign Currency Options.  Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.
Swap Transactions.  Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be  two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund.  A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).
A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are entered into with institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.
The swaps market has been an evolving and largely unregulated market.  It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund.  As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted.  In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives.  The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC.  In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements.  For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity.  Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether.  While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case.  Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.
Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).
Currency Swap Transactions.  A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.
Index Swap Transactions.  An index swap agreement involves the exchange of cash flows associated with a securities or other index.
Interest Rate Swap Transactions.  An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.
An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount.  These transactions typically are entered as a hedge against interest rate changes.  One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline.  The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.
In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate.  Caps and floors have an effect similar to buying or writing options.  Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.
Credit Default Swap Transactions.  Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.
Inflation Swap Transactions.  An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI").  The following is an example.  The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity.  (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.)  In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).
Total Return Swap Transactions.  In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party.  The underlying reference asset of a total return swap may include an equity index, loans or bonds.
Contracts for Difference.  A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future.  (If the difference is negative, then the buyer instead pays the seller.)  In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets.  For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares.  CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.  Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.
Credit Linked Securities.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security.  For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.
Credit Derivatives.  Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index.  Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments.  The risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes).  If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan.  Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund.  The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity.  The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk.  A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).
Structured Securities and Hybrid Instruments
Structured Securities.  Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index").  When a fund purchases a structured security, it will make a payment of principal to the counterparty.  Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  Guarantees are subject to the risk of default by the counterparty or its credit provider.  The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding.  As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.  Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.
Hybrid Instruments.  A hybrid instrument can combine the characteristics of securities, futures and options.  For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate.  The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.
Participation Notes.  Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets.  Participation notes are a type of derivative which generally is traded over-the-counter.  The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses.  Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate.  Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note.
Custodial Receipts.  Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian.  Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which a fund may invest.  A number of different arrangements are possible.  In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts.  These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities.  For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian.  As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account.  Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer.  In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.
Combined Transactions.  Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Future Developments.  A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund.  Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.
Foreign Currency Transactions
Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.
Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including:  (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes.  Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive.  A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.  In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments.  In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates.  There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.
The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.  As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.
Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.
The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.
Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Commodities
Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products.  Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns.  Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities.  A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.  However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.
The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments.  The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments.  A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop.  Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.
Short-Selling
A fund may make short sales to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns.  A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security.  The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund.  Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan.  To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short.  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The fund will realize a gain if the security declines in price between those two dates.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale.  A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.
A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.
When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.  Until a fund closes its short position or replaces the borrowed security, the fund will:  (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions.  Short-selling is considered "leverage" and may involve substantial risk.
Lending Portfolio Securities
Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  A fund also has the right to terminate a loan at any time.  Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan).  A fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee.  If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  A fund may participate in a securities lending program operated by the Lending Agent.  The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing.  In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral.  A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.
Borrowing Money
The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging.  If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.
Borrowing Money for Leverage.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Reverse Repurchase Agreements.  Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance.  The SEC views reverse repurchase transactions as collateralized borrowings by a fund.
Forward Commitments.  The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.
Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise).  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery.  A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests.  If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share.  A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.
Forward Roll Transactions.  In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price.  During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund.  Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold.  Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities.  A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).
In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date.  The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold.  A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold.  The dollar rolls entered into by a fund normally will be "covered."  A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction.  Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.
Illiquid Securities
Illiquid Securities Generally.  The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions.  As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems  representative of their value, which could adversely affect the value of a fund's net assets.
Section 4(2) Paper and Rule 144A Securities.  "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders.  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Trust's board or by the Adviser pursuant to guidelines established by the board.  The Trust's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.
Non-Diversified Status
A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities or investments in certain other investment companies.
Cyber Security Risk
The funds and their service providers are susceptible to operational and information security risks due to cyber security incidents.  In general, cyber security incidents can result from deliberate attacks or unintentional events.  Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.  Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users).  Cyber security incidents affecting the Manager, Subadviser(s), Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a fund's ability to calculate its NAV; impediments to trading for a fund's portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs.  Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which a fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties.  While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.
Investments in the Technology Sector
The technology sector has been among the most volatile sectors of the stock market.  Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors.  Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.
Investments in the Real Estate Sector
An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector.  An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate.  These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.
An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.
Real property investments are subject to varying degrees of risk.  The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties.  Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.  If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected.  In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.  The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.
The financial results of major local employers also may have an impact on the cash flow and value of certain properties.  In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.  A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
Investments in the Natural Resources Sector
Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries.  Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.  To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.
Money Market Funds
The money market funds attempt to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations.  The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.
Ratings of Securities
If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions.  To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI.  The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.
Treasury Securities
Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.
U.S. Government Securities
U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor a fund's share price is guaranteed.
Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.
Repurchase Agreements
A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest).  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement.  In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act.  The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities.  A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral").  Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act.  Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification.  Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.  See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of credit collateral rated below investment grade.  The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.  Any joint repurchase agreements must be collateralized fully by U.S. Government securities.
Bank Obligations
Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions.  CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.  TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.  TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches.  A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  A fund would not own more than one such CD per such issuer.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income.  Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements.  In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.
In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.
Bank Securities
To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments.  Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses.  In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions.  A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.
Floating and Variable Rate Obligations
Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.  Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks.  Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").
Participation Interests
A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest.  See "Fixed-Income Securities—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."
Asset-Backed Securities
A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.
Commercial Paper
Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs.  The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch; or (b) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.  The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).
Investment Companies
See "Investment Companies" above under "All Funds other than Money Market Funds."
Foreign Securities
Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers.  Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities.  Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers.  See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."
Municipal Securities
See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."
Derivative Products.  The value of certain derivative products is tied to underlying municipal securities.  A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act.  The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").
Stand-By Commitments.  See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."
Taxable Investments (municipal or other tax-exempt funds only)
From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI).  Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors.  When a fund invests for temporary defensive purposes, it may not achieve its investment objective.  If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.
Illiquid Securities
The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.  See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."
Borrowing Money
The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.
Reverse Repurchase Agreements.  See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."
Forward Commitments.  The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase.  See "Borrowing Money—Forward  Commitments" above under "All Funds other than Money Market Funds."
Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates.  All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds.  A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations.  A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements.  Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days.  Loans may be called on one day's notice.  Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Lending Portfolio Securities
The funds have no intention currently or for the foreseeable future to lend portfolio securities.  To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.
RATING CATEGORIES
The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.
S&P
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings.  Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:  likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
An obligation rated "AAA" has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
An obligation rated "AA" differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.
An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
An obligation rated "CC" is currently highly vulnerable to nonpayment.  The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.
Note:  The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings.  A short-term obligation rated "A-1" is rated in the highest category by S&P.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A short-term obligation rated "A-3" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.
Municipal Short-Term Note Ratings Definitions.  A S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1            Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2            Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3            Speculative capacity to pay principal and interest.
Moody's
Long-Term Obligation Ratings and Definitions.  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.
Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.
Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.
Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.
Obligations rated "B" are considered speculative and are subject to high credit risk.
Obligations rated "Caa" are judged to be speculative, of poor standing and are subject to very high credit risk.
Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings.  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.
Short-Term Obligation Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.
MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue's specific structural or credit features.
VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch
Corporate Finance Obligations — Long-Term Rating Scales.  Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.
Highest credit quality:  "AAA" ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
Very high credit quality:  "AA" ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.
High credit quality:  "A" ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
Good credit quality:  "BBB" ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative:  "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Highly speculative:  "B" ratings indicate that material credit risk is present.
Substantial credit risk:  "CCC" ratings indicate that substantial credit risk is present.
Very high levels of credit risk:  "CC" ratings indicate very high levels of credit risk.
Exceptionally high levels of credit risk:  "C" indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note:  The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "CCC."
Structured, Project & Public Finance Obligations — Long-Term Rating Scales.  Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default.  These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
Highest credit quality:  "AAA" ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
Very high credit quality:  "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
High credit quality:  "A" ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
Good credit quality:  "BBB" ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative:  "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
Highly speculative:  "B" ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
Substantial credit risk:  "CCC" indicates that default is a real possibility.
Very high levels of credit risk:  "CC" indicates that default of some kind appears probable.
Exceptionally high levels of credit risk:  "C" indicates that default appears imminent or inevitable.
Default:  "D" indicates a default.  Default generally is defined as one of the following:  failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance.  A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
Highest short-term credit quality:  "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
Good short-term credit quality:  "F2" indicates good intrinsic capacity for timely payment of financial commitments.
Fair short-term credit quality:  "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
Speculative short-term credit quality:  "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
High short-term default risk:  "C" indicates that default is a real possibility.
Restricted default:  "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.
Default:  "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
DBRS
Long Term Obligations.  The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)."  The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.
Long-term debt rated "AAA" is considered to be of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
Long-term debt rated "AA" is considered to be of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree.  Unlikely to be significantly vulnerable to future events.
Long-term debt rated "A" is considered to be of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA.  May be vulnerable to future events, but qualifying negative factors are considered manageable.
Long-term debt rated "BBB" is considered to be of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.
Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality.  The capacity for the payment of future obligations is uncertain.  Vulnerable to future events.
Long-term debt rated "B" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.
Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality.  In danger of defaulting on financial obligations.  There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
A "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods.  DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."
Commercial Paper and Short Term Debt.  The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."
Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.
Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from R-1 (high) by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.
Short-term debt rated "R-1 (low)" is considered to be of good credit quality.  The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.
Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.
Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer's ability to meet such obligations.
Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
Short-term debt rated "R-4" is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.
Short-term debt rated "R-5" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
A security rated "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods.  DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."
ADDITIONAL INFORMATION ABOUT THE BOARD
Board's Oversight Role in Management
The board's role in management of the funds is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of their oversight, the board, acting at its scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Director of Investment Oversight (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel.  The board's audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the Trust's Chief Financial Officer.  The board also receives periodic presentations from senior personnel of the Manager and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cyber security, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  As warranted, the board also receives informational reports from the board's independent legal counsel and separate counsel to the Trust regarding regulatory compliance and governance matters.  The board has adopted policies and procedures designed to address certain risks to the funds.  In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the funds, and the board's risk management oversight is subject to inherent limitations.
Board Composition and Leadership Structure
The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager.  To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members.  Currently, all of the Trust's board members, including the Chairman of the Board, are Independent Board Members.  The board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the Trust, including, but not limited to:  (i) the services that the Manager and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Trust are conducted by Trust officers and employees of the Manager and its affiliates; and (iii) the board's oversight role in management of the Trust.
Additional Information About the Board and Its Committees
Board members are elected to serve for an indefinite term.  The board has standing audit, nominating, compensation, litigation and pricing committees.
The function of the audit committee is (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the board's oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The nominating committee is responsible for selecting and nominating persons as members of the board for election or appointment by the board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter.
The function of the compensation committee is to establish appropriate compensation for serving on the board.
The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate.
The board also has a standing pricing committee for the non-money market funds comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.
MANAGEMENT ARRANGEMENTS
The Manager
BNY Mellon Fund Advisers, a division of Dreyfus, serves as the investment adviser to the funds.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.
Pursuant to an Investment Advisory Agreement with the Trust, the Manager provides investment management of each fund's portfolio.
As further described below under "Distributor," Dreyfus may pay the Distributor or financial intermediaries for shareholder or other services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds.  The Distributor may use part or all of such payments to pay Service Agents.  Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.
Sub-Advisers
See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.
For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser.  A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.
The following is a list of persons (to the extent known by the Trust) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser.  Companies listed are in the asset management, banking or other financial services business.  For Walter Scott, which is a wholly-owned subsidiary of BNY Mellon, see "The Manager" above for ownership information.
HGCM:  Amy S. Croen, William A. Priebe, Michelle Jean Picard, Kris Amborn, William S. Priebe, James Gerard O'Brien, Christopher Keene Yarbrough, Charles Spurgeon Thompson, Scott E. Volk, Anne Steele Kochevar, Henderson Global Investors, Henderson International Inc., Henderson Global Investors (International Holdings) BV, Henderson Holdings Limited, Henderson Global Investors (Holdings) PLC, HGI Group Limited, Henderson Holdings Group Limited, Henderson Global Group Limited, Henderson Group PLC, Henderson Group Holdings Asset Management Limited and HGI Asset Management Group Limited
Robeco:  William Butterly, Joseph Feeney, Lena Boeren, Mark Donovan, Matthew Davis, David Steyn, Leni Boeren, Martin Mlynar, Robeco US Holding, Inc., Robeco US Holding B.V., Robeco Groep N.V. and ORIX Corporation
Portfolio Managers and Portfolio Manager Compensation
See the prospectus to determine which portions of the information provided below apply to your fund.
For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities.  Portfolio managers are compensated by the company that employs them, and are not compensated by the funds.  Each fund's portfolio managers are listed in Part I of this SAI.
BNY Mellon Wealth Management:  The portfolio managers' compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon-affiliated firms.
The incentive compensation plan is comprised of three components: (1) portfolio performance (approximately 70%), (2) individual qualitative performance (approximately 25%) and (3) the overall performance of BNY Mellon Wealth Management (approximately 5%).  Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe.  The one- and three-year performance in each category is weighted at 35% and 65%, respectively.  Assets are weighted according to a matrix based on the participant's job function.  Individual qualitative performance measures contributions the participant makes to either the Equity Management or Fixed Income Management group, account manager/client communications and BNY Mellon Wealth Management.  Senior management may consider additional factors at its discretion.
Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of BNY Mellon Wealth Management.  A long-term incentive pool is established at the beginning of the plan year.  Eighty percent of this pool is allocated to the individual participants as target awards and the remaining 20% is held in reserve until the end of the performance period (three years).  At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion.  Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon's Elective Deferred Compensation Plan.  Individuals participating in the Long Term Incentive Plan of BNY Mellon Wealth Management are not eligible to receive stock options.
Investment professionals, including portfolio managers, may be selected to participate in BNY Mellon's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon.  The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant.  Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant.  Investment professionals may also receive restricted stock as part of their compensation.  If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary.  Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.
HGCM.  HGCM's investment professionals have significant short and long-term financial incentives.  In general, the compensation plan is based on pre-defined, objective, measurable investment performance and performance goals that are ambitious, but attainable.
The compensation structure for HGCM's investment professionals consists of four primary elements.  There is a competitive base salary together with a short-term incentive bonus plan.  In addition, there are two further incentive-based packages for senior investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth.  "Profitable asset growth" refers to the increase in HGCM's revenues generated less the increase in costs.  It is typically calculated per team on a calendar year basis.  Members of the relevant team receive a share of this growth, which is typically paid over a three year period.  Managers are also granted an award in a long-term incentive program that is based on several factors, including the profitability of HGCM's parent company.
Mellon Capital.  The primary objectives of the Mellon Capital compensation plans are to:
•	Motivate and reward superior investment and business performance
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•	Create an ownership mentality for all plan participants
Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred).  Base salary is determined by the employees' experience and performance in the role, taking into account ongoing compensation benchmark analyses.  Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.  Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.  Therefore, all bonus awards are based initially on Mellon Capital's financial performance.  The performance period under which annual incentive opportunities are earned covers the January 1st through December 31st calendar year.  The compensation for each individual is evaluated on a total compensation basis, in which combined salaries and incentives are reviewed against competitive market data (benchmarks) for each position annually.  Awards are 100% discretionary.  Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors.  Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable).  Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.
Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility.  This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.
The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.  Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees.  Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws.  These plans are structured to provide the same retirement benefits as the standard retirement benefits.  In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.
Robeco:  All investment professionals receive a variable compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives.  Through Robeco's bonus program, key investment professionals are rewarded primarily for strong investment performance.  Typically, bonuses are based upon a combination of one or more of the following four criteria:
•	Individual Contribution: a subjective evaluation of the professional's individual contribution based on the individual's goals and objectives established at the beginning of each year;
•	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
•	Investment Team Performance: the financial results of the investment group; and
•	Firm-wide Performance: the overall financial performance of Robeco.
Total revenues generated by any particular product affect the total available bonus pool for the analysts and portfolio managers associated with that product.  The discretionary bonus assessment is done annually.  Investment performance for a fund typically is based on the fund's 1-, 3-, and 5-year performance compared to its market benchmark and compared to its consultant peer group for its strategy.  Returns are evaluated on a pre-tax basis.
In addition, Robeco offers a profit participation plan focused on the firm's investment professionals whereby participants receive the equivalent of an equity stake in the firm based on a combination of factors, including the product investment performance and the investment professional's seniority and longevity with Robeco.  The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.
TBCAM. TBCAM's rewards program was designed to be market competitive and align its compensation with the goals of its clients.  This alignment is achieved through an emphasis on deferred awards which incentivizes its investment personnel to focus on long-term alpha generation.  The following factors encompass its investment professional awards program:  base salary, annual cash bonus, long-term incentive plan, deferred cash, BNY Mellon restricted stock, TBCAM restricted shares and a franchise dividend pool (i.e., if a team meets a pre-established contribution margin, any excess contribution is shared by the team and TBCAM and is paid out in both cash and long-term incentives).
Incentive compensation awards are generally subject to management discretion and pool funding availability.  Funding for TBCAM annual and long-term incentive plans is through a pre-determined fixed percentage of overall TBCAM profitability.  Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.
Awards for select senior portfolio managers are based on a two-stage model:  an opportunity range based on the current level of business and an assessment of long-term business value.  A significant portion of the opportunity awarded is structured and based upon the one-, three- and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.
Walter Scott.  Compensation generally consists of a competitive base salary and entitlement to annual profit share.  In addition, all staff qualify for retirement benefits, life assurance and health insurance.
All staff are eligible to participate in the firm's annual profit share, which is a fixed percentage of pre-incentive operating profits.  This is the sole source of incentive compensation.  Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients.  Success in these goals drives the firm's profits and therefore the profit share.
For senior staff, the majority of annual compensation is the profit share.  An element of this is deferred via a long-term incentive plan, largely invested in a long-term global equity fund for which Walter Scott is the investment adviser and in BNY Mellon stock.  Both have a deferral period which vests on a pro-rata basis over four years.
Walter Scott's compensation structure is designed to promote fair and equal treatment of all clients.  The remuneration and nominations committee of Walter Scott's governing board determines the salary and profit share allocation based on the overall performance of the firm.
Certain Conflicts of Interest with Other Accounts
Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").
Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  IPOs, in particular, are frequently of very limited availability.  A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account.  Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser.  The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund.  In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.
Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund.  In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts.  For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.  In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer.  If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.
BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.
BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds.  BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser.  Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers.  However, because an Adviser, in the course of investing fund assets, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.
Code of Ethics.  The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund.  The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund.  In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee.  Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.
Distributor
The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York  10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the Trust.  The Distributor also services as distributor for the Dreyfus Family of Funds.
Depending on your fund's distribution arrangements and share classes offered, not all of the discussion below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part III of this SAI to determine your fund's distribution arrangements and share classes).
Distribution.  For the BNY Mellon Stock Income Fund only, the Distributor may compensate from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase.  The proceeds of the CDSCs and fees pursuant to the fund's Distribution Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of the fund's shares.  The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees.  For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor may pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.
The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs.  Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents.  The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time.  The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it.  Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.
The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than with respect to Class M or Class Y shares).  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries.  Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager's or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you.  In addition, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients.  In some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.
Transfer and Dividend Disbursing Agent and Custodian
The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York  10166, is each fund's transfer and dividend disbursing agent.  Pursuant to a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses.  The funds also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.
The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds.  The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds.  Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.
Annual Anti-Money Laundering Program Review
Ernst & Young LLP is engaged annually to perform a review of the funds' anti-money laundering program.
Funds' Compliance Policies and Procedures
The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.
Escheatment
Under certain circumstances, your fund account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws.  The fund then may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration.  Escheatment rules vary from state to state, but generally, your account could be escheated if:
•	there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or
•	mail to the account address is returned as undeliverable by the United States Postal Service

In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated.
Your assets would be escheated to the state indicated in the account address of record.  If you have a foreign address, your assets would be escheated to Massachusetts, where the Trust is organized.  If fund shares are escheated to the state, the state is typically permitted to sell or liquidate the escheated shares at NAV.  If you seek to reclaim your proceeds of liquidation from the state after your shares have been escheated to and liquidated by the state, you may only be able to recover the amount received when the shares were sold, and not any appreciation that may otherwise have been realized had the shares not been liquidated.  The escheat of your assets to the state may also result in tax penalties to you if the shares were held in a tax-deferred account such as an IRA.
It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Transfer Agent or the Distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions.  For retirement or Transfer on Death accounts, please make sure the beneficiary information on file with the Transfer Agent is current and notify a family member or trusted advisor of the location of your account records.  The fund, the Transfer Agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.
DETERMINATION OF NAV
See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.
Valuation of Portfolio Securities (funds other than money market funds)
A fund's equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service").  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Services are engaged under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.
Valuation of Portfolio Securities (money market funds only)
In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.  The board has established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00.  Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost.  Other investments and assets will be valued at fair value as determined in good faith by the board.
Calculation of NAV
Fund shares are sold on a continuous basis.  Except as otherwise described in the prospectus, NAV per share of each class of each fund is determined on each day the NYSE is scheduled to be open for regular business, as of the scheduled close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time). For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the NYSE.  The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.
Fund expenses and fees, including management fees and fees pursuant to the Distribution Plan and Shareholder Services Plan (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares.  Because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ.  The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.
Expense Allocations
All expenses incurred in the operation of the funds are borne by the Trust.  Expenses attributable to a particular fund are charged against the assets of that fund; other expenses of the Trust are allocated among the funds on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each fund.  In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.
NYSE and Transfer Agent Closings
The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  In addition, the NYSE is closed on Good Friday.
DIVIDENDS AND DISTRIBUTIONS
Each of BNY Mellon Asset Allocation Fund, BNY Mellon Bond Fund, BNY Mellon Income Stock Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Large Cap Stock Fund and BNY Mellon Short-Term U.S. Government Securities Fund usually declares dividends on the second-to-last business day of each month and pays dividends on the last business day of each month.
Each of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Government Money Market Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Municipal Money Market Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund usually declares dividends daily and pays dividends on the last business day of each month.
For Individual Accounts, dividends and other distributions will be reinvested in fund shares at NAV unless the shareholder instructs the fund otherwise.  Persons who hold fund shares through BNY Mellon Accounts, BNY Mellon Wealth Brokerage Accounts, Qualified Employee Benefit Plan Accounts or Retirement Plan accounts should contact their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, for information on reinvestment of dividends and other distributions.
If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.
For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.
Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.
Funds other than Money Market Funds
Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment.  Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI.  In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.  The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.
A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.
For a bond fund that declares dividends daily, dividends accrue beginning one day after the date of purchase and through the date a redemption is effective.  When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday.  All expenses are accrued daily and deducted before declaration of dividends to shareholders.
Money Market Funds
Dividends accrue beginning on the date of purchase (provided purchase payments are received by wire prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus)) and through the day prior to the date a redemption is effective.  A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  Dividends usually are paid on the last calendar day of each month.  All expenses are accrued daily and deducted before declaration of dividends to shareholders.
Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired.  The funds do not expect to realize any long-term capital gains or losses.
TAXATION
See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.
The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders.  Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.
Taxation of the Funds
Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.
In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC.  However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test.  A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A).  Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.
Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test.  However, the Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.
A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.
A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.
In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.
If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a preferential maximum tax rate in respect of "qualified dividends" in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below).  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.
Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Taxation of Fund Distributions (Funds other than Municipal or Other Tax-Exempt Funds)
For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional fund shares.  Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gain," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.  These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  If a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.
Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  If a shareholder buys shares of a fund when the fund has realized but not distributed income or capital gains, the shareholder will be "buying a dividend" by paying full price for the shares and then receiving a portion back in the form of a taxable distribution.  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.
A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.
Each fund may in certain years use "equalization accounting" in determining the portion of its net investment income and net realized capital gains that has been distributed.  A fund that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gains to redemptions of fund shares, which will have the effect of reducing the amount of income and gains that the fund is required to distribute to shareholders in order for the fund to avoid federal income tax and excise tax and also may defer the recognition of taxable income by shareholders.  Since the amount of any undistributed income and/or gains will be reflected in the value of the fund's shares, the total return on a shareholder's investment will not be reduced as a result of the fund's distribution policy.  The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares.  In the event that the IRS determines that a fund is using an improper method of allocation and has underdistributed its net investment income or net realized capital gains for any taxable year, such fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.
In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC," discussed below).  In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.
In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by a fund generally will not be taken into account for this purpose to the extent  the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.
If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts.  The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.
Sale, Exchange or Redemption of Shares
A sale, exchange or redemption of shares in a fund will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.
However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.
Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares.  This rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.
If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.
The funds (or their administrative agent) are required to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.
PFICs
Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes.  A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF.  If the QEF incurs a loss for a taxable year, the loss will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund.  A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.
The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.
Non-U.S. Taxes
Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund.  If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.
Foreign Currency Transactions
Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.
Financial Products
A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.
Payments with Respect to Securities Loans
A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders.  With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities
A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.
Inflation-Indexed Treasury Securities
The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation.  Interest payments generally are taxable when received or accrued.  The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received.  Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments.  Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.
Certain Higher-Risk and High Yield Securities
Certain funds may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)
It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends."  Such exempt-interest dividends generally are excluded from a shareholder's gross income for federal income tax purposes.  Some or all of the exempt-interest dividends, however, may be taken into account in determining the shareholder's AMT.  Additionally, it is possible that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of Fund Distributions."  Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.
Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds.  The income from such bonds may not be tax-exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.
As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.
If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.
Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, such a fund would reevaluate its investment objective and policies.
The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.
State Municipal Funds.  The exempt-interest dividends paid by State Municipal Funds will generally be excluded from gross income for income tax purposes of the relevant state (or, in the case of funds that invest at least 80% of their net assets in New York Municipal Bonds or New York Municipal Obligations, personal income tax imposed by New York City).  It should be noted that this treatment may change if, among other reasons:  a fund fails to qualify as a RIC for federal income tax purposes; the exempt-interest dividends paid by a fund are not excluded from gross income for federal income tax purposes; or if the fund fails to meet certain reporting and filing requirements under the applicable state laws and regulations.  Fund shares and fund distributions may be subject to other state and local taxes.  In addition, fund distributions not attributable to State Municipal Bonds or State Municipal Obligations generally are subject to all state income taxes, except that, under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain U.S. Government obligations.  Additionally, you may be subject to state income tax to the extent you sell or exchange fund shares and realize a capital gain on the transaction.
Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gain dividends from a fund.  Further, most states restrict deductions for capital losses.
Ownership of shares in a fund could result in other state and local income tax consequences to certain taxpayers.  For example, interest expense incurred or continued to purchase or carry shares of a fund, if the fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.
Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a State Municipal Fund and the receipt of distributions from a fund.
Investing in Mortgage Entities
Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.
Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, EII generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.
Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.
Tax-Exempt Shareholders
Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, IRAs, Retirement Plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
Backup Withholding
Each fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.
Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Foreign (Non-U.S.) Shareholders
Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.
Notwithstanding the foregoing, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form).  In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.
For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to gains from sales or exchanges of "United States real property interests" ("USRPIs") (including any such gains received by a fund indirectly as a distribution from a REIT) generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.
Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.  Notwithstanding the foregoing, (i) gains recognized upon a disposition of fund shares will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code), and (ii) in certain cases, a "qualified foreign pension fund" (or an entity that is wholly owned by a qualified foreign pension fund") may be exempt from taxation in respect of gain from the disposition of fund shares, notwithstanding the treatment of the fund as a USRPHC.
Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions.  All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.
A distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled."  If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.
The Hiring Incentives to Restore Employment Act
Under the Foreign Account Tax Compliance Act provisions enacted as part of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), a 30% withholding tax will be imposed on dividends paid by a fund, and on long-term capital gain dividends and redemption proceeds paid after December 31, 2018, to (i) a "foreign financial institution," which term includes certain non-U.S. investment funds, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To comply with these requirements, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders may be required to waive the application of any non-U.S. laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code.
The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.
All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.
Possible Legislative Changes
The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.
Other Tax Matters
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.
Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.
Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.
PORTFOLIO TRANSACTIONS
This section does not apply to the Funds of Funds' investments in Underlying Funds.  The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.
The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds.  The funds, except for the money market funds, are managed by dual employees of the Manager and an Affiliated Entity or employ a Sub-Adviser.  Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk").  All portfolio transactions of the money market funds are placed on behalf of each fund by the Manager.
Trading the Funds' Portfolio Securities
In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS").  CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments.  CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research.  CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process.  These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment.  The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS.  In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.
Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a "spread."  Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.
The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.
In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following:  (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.
Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers.  Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.
The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds.  Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser.  Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser.  Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds.  While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.
Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.
The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund.  For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.
Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.
To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.
The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients.  Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.
For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent.  Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained.  Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.
Soft Dollars
The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.
Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.
The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms.  Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies.  The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.
The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.
There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client.  The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises.  Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund.  Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund.  Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
IPO Allocations
Certain funds may participate in IPOs.  In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus.  The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser.  "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs.  Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.
DISCLOSURE OF PORTFOLIO HOLDINGS
Policy

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings.  It is the policy of each fund to protect the confidentiality of material, non-public information about the fund's portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Subject to the exceptions provided below, non-public information about a fund's portfolio holdings will not be distributed, including to employees of the Manager or its affiliates or a fund's Sub-Adviser(s), unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the funds' policy.  No fund or affiliated person (as defined in the 1940 Act) of the fund may receive compensation or consideration of any type in connection with the disclosure of information about a fund's portfolio holdings.

Disclosure of Portfolio Holdings.  Each fund, or its duly authorized service providers, will publicly disclose the fund's portfolio holdings in accordance with applicable regulatory requirements, such as periodic portfolio holdings disclosure in Form N-CSR and Form N-Q filings with the SEC.  Generally, each non-money market fund will disclose:  (1) complete portfolio holdings monthly with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings monthly with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag.  Each money market fund shall disclose its complete schedule of holdings daily, and each such posting will remain on the website for five months.  A fund's portfolio holdings and any security-specific performance attribution data will remain on the website, www.dreyfus.com, under "Products and Performance," for varying periods up to six months, provided that complete portfolio holdings will remain at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

Disclosure of Portfolio Characteristics.  From time to time a fund may make available certain portfolio characteristics (aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings and therefore are not considered "portfolio holdings" as described in this section), such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request, provided that the distribution of such information is otherwise in accordance with the general principles of the funds' disclosure policy.  Such information, if provided, will be made available to any person upon request.  Other information with respect to a fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the funds' CCO, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the fund.

Distribution of Portfolio Holdings.  Non-public information about a fund's portfolio holdings may be disclosed on a regular basis to the funds' board and its counsel, outside legal counsel for the fund and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the fund where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information.

Funds or their service providers may distribute portfolio holdings to mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on certain attributes, provided that:  (a) the recipient does not distribute some or all of the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.  The confidentiality agreement must be in form and substance approved by the funds' CCO.  Subject to such modifications as the funds' CCO believes reasonable and consistent with reasonably protecting the confidentiality of a fund's portfolio holdings information, such confidentiality agreement generally shall provide, among other things, that:

(1)	portfolio holdings information is the confidential property of the fund and may not be shared or used, directly or indirectly, for any purpose except as expressly provided in the confidentiality agreement; and

(2)	the recipient of portfolio holdings information agrees to limit access to such information to its employees (and agents) who, on a need to know basis, are (i) authorized to have access to the portfolio holdings and (ii) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

The trading desks of a fund's Adviser(s), including any investment advisory affiliate of Dreyfus that is the primary employer of the fund's portfolio manager(s) under a dual employee arrangement with Dreyfus, as the case may be, periodically may distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians) lists of applicable investments held by their clients (including the funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.  In addition, such trading desks may distribute to third parties a list of the issuers and securities which are covered by their respective research departments as of a particular date, which may include securities that are held by a fund as of that date and/or securities that a fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by a fund or that a fund may purchase or sell an issuer or security in the future.

Service providers and other parties to whom portfolio holdings are provided currently include the funds' Adviser(s), administrator, Custodian, Transfer Agent, auditors, legal counsel, pricing vendors, proxy voting services, financial printers and each of their respective affiliates and advisors, as well as FactSet, Barra LLC and RiskMetrics Group, Inc.  Such parties receive holdings information at a frequency appropriate to their services, which may be as frequently as daily.

A fund may also disclose non-public information concerning a fund's portfolio holdings to persons employed by the fund, the Manager, the Distributor, investment advisory affiliates of Dreyfus that provide services to a fund, or to attorneys in the Dreyfus legal department, for legitimate business purposes, which is subject to the prior written approval of a member of Dreyfus senior management that is delivered in advance to the funds' CCO.  All such recipients of portfolio holdings information shall be subject to a code of ethics and a code of conduct that prohibit disclosing, and trading on, material, non-public information.

CCO Approvals; Board Reporting

The CCO may approve other instances where portfolio holdings can be provided to a third party where there is a legitimate business purpose and the conditions (a) and (b) under "Distribution of Portfolio Holdings" are met.  At least annually, the funds' CCO will provide a list of all new instances of making available portfolio holdings to the funds' board for review, except for service providers, which includes, but is not limited to, the Adviser(s), the Custodian and the Transfer Agent, as well as administrators, auditors, proxy voting service providers, rating and ranking organizations, financial printers, pricing service vendors, and third parties that provide analytical, statistical, or consulting services.  The approval of the funds' CCO must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available portfolio holdings.

Disclosure of portfolio holdings may be authorized only by the CCO for the fund, and any exceptions to this policy are reported quarterly to the board.  Each violation of the funds' disclosure policy must be reported to the funds' CCO.  If the CCO, in the exercise of the CCO's duties, deems that such violation constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act, the CCO will report the violation to the board, as required by Rule 38a-1.
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES
The board has delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio, except that the board has delegated to Institutional Shareholder Services Inc. ("ISS") the sole authority to vote proxies of Designated BHCs (defined below) for certain funds as described below.
Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.
Proxy Voting By Dreyfus
Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNYM has proxy voting authority).  In addition, there are separate guidelines for securities of non-U.S. companies, with respect to which the Proxy Voting Committee seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Guidelines").
The Proxy Voting Committee, the BNY Mellon Voting Guidelines and the ISS Guidelines  are described in more detail below.  The BNY Mellon Voting Guidelines and the ISS Guidelines, as in effect from time-to-time, are referred to collectively herein as the "Voting Guidelines."
Securities of Non-U.S. Companies and Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the funds' portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.
Securities of Non-U.S. Companies.  With regard to voting proxies with respect to shares of non-U.S. companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.  However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the Funds may invest.  In these markets, the Proxy Voting Committee seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements.  For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities.  During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank.  Dreyfus generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked).  Therefore, if share blocking is required, the Proxy Voting Committee typically elects not to vote the shares.  Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies.  For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed.  Other markets require the provision of local agents with a power of attorney before acting on the voting instructions.  In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis.  Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.
Securities Out on Loan.  For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.
Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between a fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, the Manager or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including ISS and Glass Lewis & Co., LLC (together with ISS, the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.
Summary of BNY Mellon's Proxy Voting Guidelines
The Proxy Voting Committee consists of representatives from certain investment advisory, banking, trust company and other fiduciary business units (each, a "Member Firm") affiliated with BNY Mellon.  The Proxy Voting Committee recognizes that the responsibility for the daily management of a company's operations and strategic planning is entrusted to the company's management team, subject to oversight by the company's board of directors. As a general matter, Member Firms invest in companies believed to be led by competent management and the Proxy Voting Committee customarily votes in support of management proposals and consistent with management's recommendations.  However, the Proxy Voting Committee believes that Member Firms, in their role as fiduciaries, must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients' interests as shareholders are being represented.  Accordingly, the Proxy Voting Committee will vote against those proposals that it believes would negatively impact the economic value of clients' investments – even if those proposals are supported or recommended by company management.
The Proxy Voting Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms.  For this purpose, the Proxy Voting Committee has established the BNY Mellon Voting Guidelines.  Viewed broadly, the BNY Mellon Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:
•	The alignment of the interests of a company's management and board of directors with those of the company's shareholders;
•	To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;
•	To uphold the rights of a company's shareholders to affect change by voting on those matters submitted to shareholders for approval; and
•	To promote adequate disclosure about a company's business operations and financial performance in a timely manner.
The following are summaries of how the Proxy Voting Committee generally views certain matters that are brought before the Proxy Voting Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients.  These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Proxy Voting Committee uses to assist with the proxy voting process.  The summaries below are published by the Proxy Voting Committee to provide public company issuers and investors with a broad view of how the Proxy Voting Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms' fiduciary clients; and such summaries are not intended to limit in any way the Proxy Voting Committee's or any Member Firm's actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.
1.    Boards and Directors

A.    Election of Directors

The Proxy Voting Committee believes that a majority of a company's board members should be independent of management.

i)    Incumbent / Nominee Directors

The Proxy Voting Committee generally votes FOR incumbent and nominee directors.  However, the Proxy Voting Committee generally votes to WITHHOLD support in cases when individual directors (or the board, as applicable): (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of meetings for two consecutive years, (3) serve on more than six boards, (4) are CEOs of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.

ii)    Compensation Committee Members

Generally, the Proxy Voting Committee votes FOR incumbent members of the compensation committee.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

iii)	Audit Committee
Generally, the Proxy Voting Committee votes FOR independent incumbent members of an audit committee.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined, (2) a material weakness is disclosed and not remediated timely, or (3) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.
iv)	Management Nominees
The Proxy Voting Committee generally votes FOR management nominees for board or committee membership.  In exceptional cases, such as severe governance concerns or when a Proxy Advisor recommends to withhold, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis.  If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Proxy Voting Committee will generally WITHHOLD its support.
B.	Board Governance
i)	Classified Board
The Proxy Voting Committee believes shareholders should annually vote for all members on a company's board of directors.  The Proxy Voting Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.
ii)	Board Independence
The Proxy Voting Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson.  Conversely, the Proxy Voting Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director "independence."
iii)	Board Size
The Proxy Voting Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders.  However, the Proxy Voting Committee votes AGAINST proposals that remove the shareholders' right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.
iv)	Vote Majority and Removal
Generally, the Proxy Voting Committee supports the practice of one share, one vote.  As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting.  The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Proxy Voting Committee votes AGAINST management proposals that require a supermajority vote for removal.
v)	Separate Chairman and CEO
Generally, the Proxy Voting Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO.  However, the Proxy Voting Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed, but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed.  When considering the sufficiency of a lead or presiding director's authority, the Proxy Voting Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.
2.  Accounting and Audit
Generally, the Proxy Voting Committee votes FOR the ratification of the board's selection of an auditor for the company.  The Proxy Voting Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion.  The Proxy Voting Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.
3.  Anti-Takeover Measures
Generally, the Proxy Voting Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  However, the Proxy Voting Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.
A.	Shareholder Rights Plan or "Poison Pill"
Generally, the Proxy Voting Committee votes FOR proposals to rescind a "poison pill" or proposals that require shareholder approval to implement a "pill."  Further, a WITHHOLD support vote on the election of directors will follow the adoption or renewal of a poison pill without shareholder approval.
B.	Non-net Operating Loss Shareholder Rights Plan
Generally, the Proxy Voting Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place: (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no "dead hand" or "modified dead hand" provisions, and (5) the plan has a qualified offer clause.  The Proxy Voting Committee generally reviews these plans on a CASE-BY-CASE basis outside of these prescribed requirements.
C.	Special Meetings and Majority Vote
The Proxy Voting Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders.  As such, we generally support proposals that uphold these rights.  More specifically, with respect to calling a special meeting, the Proxy Voting Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company's market capitalization, but no more than 25%, of the company's outstanding stock) are required to agree before such a meeting is called.
For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).  However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).
D.	Written Consent
The Proxy Voting Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent.  The Proxy Voting Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.
4.  Capital Structure, Mergers, Sales and Transactions
A.	Mergers
The Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization.  In making these decisions, the Proxy Voting Committee's primary concern is the long-term economic interests of shareholders, and it will consider Member Firm opinions, the fairness opinion, and the vote recommendations of two independent proxy advisors retained by the Proxy Voting Committee to provide comprehensive research, analysis and voting recommendations (the "Proxy Advisors") when determining a vote decision on these or similar proposals.
B.	Capital Structure
In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Proxy Voting Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders' long-term economic interest.
i)	The Proxy Voting Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.
ii)	The Proxy Voting Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing. The Proxy Voting Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.
C.	Authorized Stock Increases
Generally, the Proxy Voting Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is: (1) not excessive relative to the industry's average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters.  The Proxy Voting Committee will generally vote AGAINST such proposals that would exceed the industry's average rate and/or the business purpose is not articulated sufficiently.
D.	Preferred Stock Authorization
Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Proxy Voting Committee generally votes FOR proposals to issue preferred stock.  When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Proxy Voting Committee generally votes AGAINST proposals to issue preferred stock.
5.  Corporate Governance
A.	Cumulative Voting
The Proxy Voting Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.
B.	Amend Bylaw, Charter or Certificate
Generally, the Proxy Voting Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights.  If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Proxy Voting Committee votes AGAINST such proposals.
C.	Indemnity Liability Protection
Generally, the Proxy Voting Committee votes FOR proposals to limit directors' liability or expand indemnification on behalf of their service to the company.  However, the Proxy Voting Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.
D.	Adjourn Meeting
In cases where the Proxy Voting Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Proxy Voting Committee will vote FOR the adjournment.
6.  Proxy Contests
In the case of proxy contests, the Proxy Voting Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.
The Proxy Voting Committee's general policy is to consider: (1) the long-term economic impact of the decision, (2) the company's record and management's ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.
7.  Social, Ethical and Environmental
The Proxy Voting Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis.  Generally, the Proxy Voting Committee considers various factors in voting decisions, including: (1) the long-term economic impact including implementation cost-to-benefit considerations, (2) the company's current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal's underlying objective is within the scope of the company's influence and control.
The Proxy Voting Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal.  The Proxy Voting Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of: (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.
8.  Compensation and Benefits
A.	Equity Compensation
The Proxy Voting Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.
The Proxy Voting Committee generally votes FOR proposals relating to equity compensation plans that: (1) pass our shareholder value transfer model and burn rate model and prohibit share re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, are silent on share re-pricing and the company has no history of re-pricing,(3) use section 162(m) rules for plan administration by independent directors, or (4) require an issuance of stock or options as equal payment in lieu of cash to directors.
The Proxy Voting Committee generally votes AGAINST compensation plans that: (1) fail our shareholder value transfer model or burn rate model, and allow for option exchange or re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, but permit accelerated vesting without consummation of a change-in-control transaction, or (3) serve as a vehicle to perpetuate a disconnect between pay and performance or favors executive officers whose pay is already significantly higher than peers.
The Proxy Voting Committee reviews on a CASE-BY-CASE basis those proposals that:
i)	pass our shareholder value transfer model and either (1) fail our burn rate model, (2) the plan is "silent" on re-pricing and the company has a history of the practice, or (3) a Proxy Advisor recommends an "against" vote; or
ii)	fail our shareholder value transfer model but the plan (1) is required to complete a transaction supported by the Proxy Voting Committee or (2) includes details regarding extenuating business circumstances.
B.	Say on Pay
If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Proxy Voting Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.
The Proxy Voting Committee will generally vote FOR management proposals on say-on-pay.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.
C.	Option Re-pricing or Exchange
Generally, the Proxy Voting Committee believes that stock compensation aligns managements' and shareholders' interests based on fair-market value grants.
In cases where management is proposing to address a compensation misalignment, the Proxy Voting Committee generally votes FOR such proposals that: (1) seek exchanges that are value-for-value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable.  The Proxy Voting Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.
In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Proxy Voting Committee generally votes AGAINST the management proposal.
D.	Golden Parachute Plans
In reviewing management compensation agreements, the Proxy Voting Committee generally votes FOR those that: (1) involve payments that do not exceed three times the executive's total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract.  Conversely, the Proxy Voting Committee generally votes AGAINST compensation agreements that do not adhere to these requirements.  As a facet of a capital structure change, the Proxy Voting Committee will consider these compensation agreements on a CASE-BY-CASE basis.
In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.
E.	Clawbacks
When determining the effectiveness of a company's clawback/recoupment policy, the Proxy Voting Committee will consider: (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company's policy extends to named executive officers and other senior executive officers (and not simply the CEO and chief financial officer), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been "unearned" during the prior 3-year period, and (4) if the policy considers performance-based compensation to be "unearned" if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of "misconduct" or fraudulent activity and/or a formal restatement of financial results).
F.	Other Compensation Requests
Generally, the Proxy Voting Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less.  Conversely, the Proxy Voting Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.
Generally, the Proxy Voting Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year and/or 25% of stock awarded.  Conversely, the Proxy Voting Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year and 75% of stock awarded.
9.  Mutual Fund Shares
With regard to voting proxies with respect to mutual fund shares, the Proxy Voting Committee generally follows the guidelines described above for operating companies.  For proposals that are specific to mutual funds, the Proxy Voting Committee generally votes FOR proposals, with certain exceptions, including a making a mutual fund's fundamental investment policy nonfundamental or eliminating it when an outside proxy advisor recommends against (referred to Proxy Voting Committee); making a change to a mutual fund's fundamental policy on lending that an outside proxy advisor recommends against (referred to Proxy Voting Committee); proposals to eliminate a mutual fund's fundamental or nonfundamental investment restriction on margin (referred to Proxy Voting Committee); proposals to grant a proxy for "other business" (vote AGAINST); and fee increases (referred to Proxy Voting Committee).
10.  Other Matters
For those proposals for which the BNY Mellon Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Proxy Voting Committee for discussion and vote. In these instances, the Proxy Voting Committee votes based upon its principle of maximizing shareholder value.
Voting Proxies of Designated BHCs
BNYM is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA").  Among other things, the BHCA prohibits BNYM, funds that BNYM "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNYM exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, "BHCs"), without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").
For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNYM Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs").  Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA.  (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNYM's share ownership in those funds.)
An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to 4.9% of any class of voting securities issued by the BHC.  If such aggregate level of ownership, control or voting discretion decreases to 3%, the issuer will no longer be considered a Designated BHC and Dreyfus will be redelegated sole voting authority over the BHC's voting securities held by a fund.
ISS votes proxies delegated by the board in accordance with the ISS Guidelines, described below.
Material Conflicts of Interest.  ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds.  Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.
Summary of the ISS Guidelines1
ISS Global Voting Principles

ISS' Principles provide for four key tenets on accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on management and shareholder proposals at publicly traded companies.  The principles guide our work to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.
Accountability.  Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.
Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.
Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses.  In addition, shareholders' voting rights should be proportional to their economic interest in the company; each share should have one vote.  In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.
Stewardship.  A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation.  Issuers and investors should recognize constructive engagement as both a right and responsibility.
Independence.  Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders.  Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.
Transparency.  Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.
Regional Policy and Principles – Americas

Principles that apply generally for the region (U.S., Canada and Latin America) are as follows:
_________________
1Excerpted from ISS materials.
Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.
U.S. and Canada.  Key voting policy guidelines address the following:
1.	The establishment of key board committees (as required by regulation and/or, in Canada, by a combination of regulation and best practice recommendations outlined in the National Policy 58-201 Corporate Governance Guidelines): Audit, Compensation, and Nominating.
2.	The independence of the board as a whole (which should exceed 50 percent) and of the key committees (which should be 100 percent independent). Shareholder proposals seeking the independence of the chairman and his or her separation from the CEO role are key evaluations in the U.S. and Canadian markets, where ISS generally supports independent board leadership. (ISS has developed specific standards to determine the independence of each director; these generally align with listing exchange independence standards but are more stringent in some respects.)
3.	The accountability of individual directors, relevant committees and/or the board as a whole for problematic issues related to financial reporting/auditing, risk, executive compensation, board composition, directors' meeting attendance and over-boarding, and/or any other actions or circumstances determined to be egregious from a shareholder value perspective.
4.	The responsiveness of the board to shareholder input through majority voting support for a shareholder proposal or substantial opposition to a management proposal.

Americas Regional and Brazil.  ISS' vote recommendations for board elections in Latin America primarily address disclosure of director nominees.  As a result of regulation enacted in late 2009, Brazil is currently the only market in the region in which timely disclosure of director nominees represents market practice.  As a result, ISS policy for Brazil takes board independence into account, in accordance to each issuer's stock market listing segment.  Majority-independent boards remain very rare across the region.
Although Brazilian law requires disclosure of management nominees prior to the meeting, minority shareholders are able to present the names of their nominees up to the time of the meeting.  While these rules were designed to minimize restrictions on minority shareholders, they end up having a negative impact on international institutional investors, who must often submit voting instructions in the absence of complete nominee information.  ISS recommends an abstain vote on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.
Most Latin American markets (except Brazil and Peru) require issuers to establish audit committees, with varying independence requirements.  The idea that specific oversight functions should be assigned to specific board subcommittees is still foreign to most Brazilian issuers, and even those companies that are listed in the NYSE will often not have an audit committee.  This is because the SEC grants exemptions to foreign issuers and considers the Brazilian fiscal council, a corporate body lying outside of the board of directors, to be a valid substitute for an audit committee for the purposes of requirements under the Sarbanes-Oxley Act of 2002.
For foreign private issuers ("FPIs"), ISS takes into account the level of disclosure and board independence (which should be a majority) as well as the independence of key board committees.  Also, slate ballots or bundled director elections are generally not deemed to be in shareholders' best interests.
Compensation
The U.S. and Canada.  Key voting policy guidelines address the following:
1.	Clarity and completeness of disclosures, both for actual payments and awards to named executive officers and with respect to the nature and rationale for the programs and awards. Incomplete or unclear disclosure may result in negative recommendations if an analyst cannot conclude that the programs are operating in shareholders' interests.
2.	Reasonable alignment of pay and performance among top executives. U.S. and Canadian compensation policies rely on both quantitative screens to measure CEO pay-for-performance alignment on both an absolute (pay relative to total shareholder return) and relative (pay and performance relative to peers) basis over periods that include one, three, and five years for different tests. Companies identified as outliers receive a further in-depth qualitative review to identify likely reasons for the perceived disconnect, or mitigating factors that either explain and/or justify it in a particular circumstance or time period. The qualitative review investigates factors such as the proportion of pay tied to performance conditions (strength of those conditions), a company's pay benchmarking practices, the existence of measures that discourage excessive risk taking, the extent and appropriateness of non-performance-based pay elements (e.g., severance packages), and the compensation committee's responsiveness to shareholder input on pay issues.
3.	Equity-based compensation proposals are evaluated with respect to several factors, including cost (measured by Shareholder Value Transfer ("SVT") as calculated by ISS' proprietary model) and historical (average) grant, or "burn," rate, and the presence of problematic plan provisions such as ability to reprice stock options without specific shareholder approval.

An "equity plan scorecard" is used that analyzes a broad range of plan features and grant practices that reflect shareholders' embrace of performance-conditioned awards, risk-mitigated mechanisms, and reasonable plan duration.  While some highly egregious features will result in negative recommendations regardless of other factors (e.g., authority to reprice options without seeking shareholder approval), recommendations will largely be based on a combination of factors related to (1) cost, (2) plan feature, and (3) grant practices.

Americas Regional and Brazil.  In most Latin American countries, shareholders are traditionally able to vote on the compensation of board and audit committee members, which generally represent non-contentious proposals.  In Brazil, however, shareholders are granted a binding vote on executive and board compensation.
While there have been some improvements in the disclosure of Brazilian remuneration figures over past few proxy seasons, inconsistencies remain, particularly regarding long-term equity pay.  The debate surrounding the disclosure of individualized compensation remains unresolved since the Brazilian Institute of Finance Executives filed an injunction in 2010 allowing companies to withhold this information.  Currently, more than 20 percent of Brazilian issuers use this injunction as a way to circumvent the Brazilian Securities Regulator's requirement that companies disclose the total compensation of their highest-paid executive.  Some companies also continue to pay their executives through subsidiaries, a practice that tends to obscure compensation disclosure.
For FPI/tax haven companies, oppose stock incentive plans or amended plans if the maximum number of shares to be issued is not disclosed and/or the company has not disclosed any information regarding the key terms of the proposed plan.  If sufficient information is disclosed, the plan proposal will be evaluated similarly to plan at U.S. companies.
Audit
U.S. and Canada.  U.S. companies are required to report comprehensive and accurate financial information according to General Accepted Accounting Principles ("GAAP").  Canadian issuers report under International Financial Reporting Standards ("IFRS").  In the U.S., companies have discretion to include a non-binding auditor ratification proposal on annual general meeting ballots.  In Canada, issuers are required to provide shareholders with the ability to appoint one or more auditors to hold office until the next annual meeting.
In both markets, external auditors are expected to be both fully qualified and independent – i.e., should not have any financial interests, including excessive fees from the company for non-audit services – that could compromise their independence.  ISS categorizes four types of fees reported by all companies for their external auditors: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees.  Specific ratios that would trigger negative recommendations on an auditor ratification proposal are detailed in respective policies.
Americas Regional and Brazil.  Most Latin American markets have adopted, or are in the process of adopting, IFRS.
While shareholders in all Latin American countries must approve annual financial statements, only a few markets grant shareholders the ability to ratify auditors.  Brazilian companies that install a permanent audit committee may now extend the term for the mandatory rotation of their independent auditors to 10 years.
Shareholder Rights/Takeover Defenses
ISS policy is aimed at protecting the ability of shareholders to (1) consider and approve legitimate bids for the company, and (2) effect change on the board, when appropriate.  Protection of minority shareholder rights is also considered when dual class capital structures with multiple-voting share instruments give voting control to a minority equity ownership position—approximately 10 percent of Russell 3000 index companies and approximately 14 percent of issuers on the S&P/TSX Composite Index have some form of unequal voting structure.
U.S.  Shareholder rights and takeover defenses in the U.S. are driven largely by state law.  Within that framework, ISS policy is designed to ensure the ability of shareholders to:
•	Evaluate and approve shareholder rights plans ("poison pills") that may discourage takeover bids;
•	Evaluate and approve amendments to the company's governing documents, as well as proposed mergers, by a simple majority vote;
•	Call special meetings and act by written consent, within reasonable parameters;
•	Submit shareholder proposals subject to reasonable "advance notice" requirements.

Canada.  Shareholder rights and takeover defenses in Canada are generally determined by regulation and exchange rules.  In this context, ISS policy undertakes to:
•	Evaluate and approve shareholder rights plans ("poison pills") where the scope of the plan is limited to: i) providing the board with more time to find an alternative value enhancing transaction; and ii) to ensuring the equal treatment of all shareholders;
•	Review "advance notice requirements" or other policies and recommend on a case-by-case to adopt or amend an advance notice bylaw or board policy, taking into consideration any feature or provision that may negatively impact shareholders' interests and that goes beyond the stated purpose of advance notice requirements, including but not limited to certain identified problematic features;
•	Evaluate proposed amendments to the company's governing documents to ensure that shareholders' rights are effectively protected with respect to adequate and independent representation at shareholders' and directors' meetings;
•	Determine that shareholder rights, including remedies, powers, and duties will not be negatively impacted by reincorporation proposals.

Americas Regional and Brazil.  The voting rights of international institutional investors are often limited in Latin America.  Mexican companies may divide their capital into several classes of shares with special rights for each of the shares, and voting rights for certain classes are restricted to Mexican nationals.  With the exception of companies listed in the Novo Mercado, which are required to maintain a single class of shares, most Brazilian companies divide their share capital between common and preferred shares.  Typically, common shares confer voting rights and preferred shares do not, although preferred shareholders have the right to vote on specific matters and under certain conditions.
A number of Brazilian issuers have adopted mandatory bid provisions, with ownership triggers ranging from 15-35 percent.  The Sao Paulo Stock Exchange has recommended that companies in the Novo Mercado listing segment adopt provisions with a 30-percent ownership trigger.
Environmental & Social Issue Shareholder Proposals
While governance related shareholder proposals are generally evaluated in the context of ISS policies related to management sponsored proposals on those issues, in some markets shareholder proposals seek changes with respect to social and/or environmental issues.
U.S.  In the U.S., approximately 200 environmental and social shareholder proposals come to a vote each year, primarily at large cap companies.  Many request increased disclosure on certain issues or company policies, such as corporate political contributions or lobbying expenditures, board diversity, human rights, animal welfare or animal welfare-related risks, and numerous environmental and "sustainability" topics.  ISS evaluates most environmental and social proposals on a case-by-case basis, considering the extent to which the request would or may have an impact on shareholder value (positive or negative), and how that relates to the perceived cost to the company of implementing the proposal.
Canada. In Canada, very few environmental and social proposals are filed, and the majority of these are withdrawn prior to shareholders' vote, usually after discussions between the proponent and the company.  The most prevalent proposals in recent years relate to gender diversity on boards and in senior management in Canada.
Latin America.  In Latin America, shareholders have yet to file any environmental and social proposals and such proposals are rarely filed at companies that are subject only to tax haven market regulations.
ISS voting guidelines for environmental and social shareholder proposals consider the following:
•	Whether the proposal would enhance or protect shareholder value, especially from a long-term value perspective;
•	To what extent the company's current practices and policies align in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the issues raised in the proposal are more appropriately or effectively dealt with through legislation or regulation;
•	Whether the proposal's request is unduly burdensome in scope, timeframe, or cost, or is overly prescriptive;
•	How the company's current practices and policies compare with any industry-wide standards; practices for addressing the related issue(s); and
•	If the proposal requests increased disclosure or greater transparency, the extent that reasonable and sufficient information is currently available to investors, and whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Merger & Acquisition & Capital Related Proposals
U.S. and Canada.  ISS generally supports company proposals to repurchase shares or to undertake other actions deemed not to arbitrarily diminish or dilute shareholder value or voting interests.  Other pure economic proposals, including capital changes and mergers, are evaluated on a case-by-case basis, weighing the merits and drawbacks of the proposal from the perspective of a long-term shareowner and balancing various and sometimes countervailing factors.
Unlike in some jurisdictions (e.g., the U.K.), in the U.S. and Canada, shareholders only have preemptive rights if they are accorded in a company's governing documents, which is rare.  Share issuances that represent less than 20 percent of outstanding capital do not require shareholder approval.
Americas Regional and Brazil.  Shareholders of Latin American companies are often asked to vote on share issuances, mergers and non-contentious administrative items such as the absorption of subsidiaries.  Merger proposals in Brazil are subject to a higher quorum requirement (50 percent of shares entitled to vote).
ISS generally supports share issuances requests in Latin America up to 100 percent over currently issued capital with preemptive rights and up to 20 percent without preemptive rights.

Regional Policy and Principles – Europe, Middle East and Africa

ISS European Policy

•	Covers most of continental Europe. Coverage is broadly in line with European Union membership, but including Switzerland, Norway, Iceland and Liechtenstein and excluding the U.K. and Ireland.
•	Most markets covered by ISS European Policy are developed markets with reasonably high governance standards and expectations, often driven by European Union regulation. However, even European Union legislation can vary widely in its implementation across member states.
•	The approach taken by ISS European Policy is to apply the principles of the Policy to all markets covered, but to take relevant market-specific factors into account. Therefore European Policy has a number of areas that are specific to particular markets (for example, taking into account when assessing board independence, legal requirements in Germany for employee representatives on supervisory boards).
•	Governance standards and best practices are often (but not always) on a comply-or-explain basis, with best practice recommendations set by different local corporate governance codes or guidelines. Where relevant, ISS takes into account in its analysis the explanations given by companies for any non-compliance.

U.K. and Ireland - NAPF Corporate Governance Policy and Voting Guidelines

•	Covers the U.K., Ireland and a number of associated markets (such as the U.K. Channel Islands).
•	Uniquely for the U.K., ISS uses the policy and voting guidelines of the National Association of Pension Funds ("NAPF"), the voice of workplace pensions in the U.K., and representing the views of pension funds, other asset owners and their asset managers. It is based on the U.K. Corporate Governance Code and on internationally accepted best practice principles of corporate governance, and is developed by the NAPF and its members specifically for the U.K. market.
•	The corporate governance regime in the U.K. largely operates on a comply-or-explain basis rather than being wholly founded in corporate law. This approach underlies both the U.K. Corporate Governance Code, which is widely accepted by companies as well as supported by investors.

ISS South Africa Policy:

•	Covers South Africa only
•	Based on EMEA Regional Policy (described below), with additional approaches for voting items and issues that are specific to the South African market.

ISS Russia and Kazakhstan Policy:

•	Covers Russia and Kazakhstan only.
•	Based on EMEA Regional Policy with additional approaches for voting items and issues that are specific to these two markets.

ISS EMEA Regional Policy:

•	Covers all countries in the EMEA region that are not covered by a specific policy. Includes many markets in the Middle East, North Africa and Eastern Europe.
•	The countries currently covered include, but are not limited to, Algeria, Angola, Armenia, Azerbaijan, Bahrain, Bosnia and Herzegovina, Botswana, Egypt, Gabon, Gambia, Ghana, Guinea, Georgia, Ivory Coast, Jordan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Macedonia, Malawi, Moldova, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Serbia, Tajikistan, Tunisia, Turkey, Turkmenistan, Uganda, United Arab Emirates, Ukraine, Uzbekistan, Zambia, and Zimbabwe.
•	Poor disclosure is common in many of these markets and can be particularly problematic for issues related to director elections, approval of related-party transactions, remuneration, ratification of charitable donations, and capital issuances.
•	For countries currently covered by the ISS EMEA Regional Policy, opportunities for developing standalone market-specific ISS policies are regularly reviewed and specific policies are developed as opportunities to do so are identified from any significant developments in local governance practices, company disclosure practices and relevant legislation.

Regional Policy and Principles – Asia-Pacific

While ISS global principles apply to markets in Asia-Pacific (notably Japan, Hong Kong, Korea, Singapore, China, Taiwan, India and Australia), because of diversity in laws, customs and best practice codes of each market, ISS' voting policies in each market take into account such factors to promote sustainable shareholder value creation through support of responsible corporate practices.
Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.
Japan.  In Japan, there was no obligation to appoint outsiders to the board of directors at the 98 percent of Japanese companies that retain Japan's traditional board system (featuring two tiers, with a statutory auditor board).  However, beginning in 2016 companies with a statutory auditor structure are required to have at least two outside directors.  A nominee who is voted down may not be replaced, and the board may end up losing one outsider.  However, ISS recommends a vote against a company's top executive if the board after the shareholder meeting will have no outside directors or if the top executive has failed to achieve an average return on equity of at least 5 percent over the previous five years, subject to certain exceptions.
Hong Kong.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees, if such committee is not majority independent.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.  ISS also generally recommends against an independent director nominee who fails to meet the ISS criteria for independence.  In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.
Korea.  Most Korean companies present proposals to elect directors as a bundled resolution, requiring shareholders to vote for or against the entire slate of nominees, instead of allowing shareholders to vote on each individual nominee.  Accordingly, where there are reasons to recommend a vote against one or more nominees, ISS considers recommending votes against all nominees included in such resolution.
Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of directors are outsiders.  Where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board at large companies, ISS recommends against inside/executive directors who are neither CEO nor a member of the founding family, and/or the most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.
Singapore.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.  In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.
China.  Peoples' Republic of China Company Law requires a company's board to have five to 19 directors, whilst a 2001 China Securities Regulatory Commission ("CSRC") guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional.  When the board meets the one-third independence requirement, ISS generally supports the election of the candidates unless any independent director candidate fails to meet the ISS criteria for independence.
Taiwan.  The nomination system is mandatory only for the election of independent directors in Taiwan.  Many companies are using a "non-nomination" system for the election of non-independent directors, which means that shareholders can literally vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting.  The non-nomination system poses great challenges for making an informed voting decision, particularly for overseas investors who must cast their votes well in advance of the meeting.  This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team.  ISS recommends voting AGAINST all nominees for elections via the "non-nomination" system.  These negative recommendations are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors.
India.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director).
Australia.  A unitary board structure, combining executive and non-executive directors, retiring by rotation every three years is the norm in Australia.  In some cases, the CEO will be excluded from retiring by rotation once appointed to the board by shareholders.  It is common and best practice for a board to have subcommittees, namely the audit, remuneration and nomination committees.  Listing Rule 12.7 requires members of the All Ordinaries Index to have established an audit committee, with additional guidance on structure and role for the largest 300 companies.  As in many developed markets, diversity has come to the fore in recent years.  Guidance released by the Australian Securities Exchange on diversity requires companies to disclose information on gender diversity and a focus exists on building a culture of diversity within the company.  With a comply-or-explain approach to governance, companies are allowed to deviate from what is considered to be best practice with regard to board structure although solid explanations are expected.  Best practice supports majority independent boards, with an independent chairman.  In addition, the roles of chairman and CEO should not be combined.  ISS generally supports director elections in Australia but may recommend against directors when deviations from best practice are not fully justified.
Compensation

Japan.  Unlike the U.S., Australia and certain European markets, the Japanese market does not require companies to submit say-on-pay proposals for a shareholder vote.  Combined with a general perception that Japanese executive pay is not high, as compared to foreign counterparts, and the lack of disclosure rules shedding light on it, Japanese executive pay had long been left unflagged by shareholders.  However, compensation disclosure requirements reveal that the problem of Japanese pay is not the amount, but the lack of a link to shareholder wealth creation.  Accordingly, ISS policy for Japan's compensation proposals is generally intended to prompt companies to increase performance-based cash compensation as well as equity-based compensation.
Hong Kong.  In Hong Kong, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, but executive compensation does not require shareholder review.  ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.
ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company.  However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.  Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.
Korea.  In Korea, companies annually seek shareholder approval to set the remuneration cap for directors.  These proposals seek to set an upper limit on director pay in aggregate, but individual pay limits as well as the actual amounts paid are almost never disclosed.  ISS generally recommends voting for proposals to set directors' remuneration cap unless there is a material disparity between director remuneration and the firm's dividend payout practice or financial performance, the proposed remuneration cap is excessive relative to the company's peers, or the company fails to provide justification for a substantial increase in the remuneration limit.
Singapore.  In Singapore, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, performance share plans and other equity-based incentives, but executive compensation does not require shareholder approval.  ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.
ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company or if the plan permits options to be issued with an exercise price at a discount to the current market price.  However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.  Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.
China.  Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes.  Companies are required to provide detailed information regarding these schemes under the relevant laws and regulations.  When reviewing these proposals, ISS examines the key plan features including the performance hurdles, plan participants, resulting dilution, and vesting period.
Taiwan.  Restricted stock awards ("RSAs") were first introduced in Taiwan in 2012.  The amount of restricted stock to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge.  ISS reviews RSA proposals on a case-by-case basis taking into account the following features: whether existing substantial shareholders are restricted in participation; presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and whether a reasonable vesting period (at least two years) is set.
India.  Currently, ISS does not have market-specific policies on compensation.  However, shareholders are often asked to approve commissions for non-executive directors.  Companies also routinely seek shareholder approval for compensation packages of executive directors.  ISS recommends voting for these proposals unless there is a clear indication that directors are being rewarded for poor performance or the fees are excessive.
Companies establish employee stock option plans to reward and retain key employees.  ISS generally recommends voting against an option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued share capital for a mature company and 10 percent for a growth company or the plan permits options to be issued with an exercise price at a discount to the current market price.
Australia.  Investors are given an annual say-on-pay, with the potential of forcing all directors to seek reelection if dissent exceeds 25 percent of the vote for two years running.  In addition, investors can vote on individual long-term incentive grants.  In general, packages are made up of a basic salary and a combination of short- and long-term incentives making up the rump of the potential award.  Awards generally have pre-set performance targets with long-term awards generally vesting after a three year performance period.  As with other elements of company practice, guidelines in the market exist with regard to remuneration.  ISS looks for a strong link between the level of pay received and company performance.  In addition, ISS expects company disclosure to be transparent enabling an informed voting decision to be made.
Audit

Japan.  Shareholders are asked to approve the external auditor only when auditors are initially appointed or changed.  ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation; in which case ISS evaluates the proposal on a case-by-case basis.
Hong Kong, Singapore and India.  In Hong Kong, Singapore and India, companies are required to seek shareholder approval annually for the appointment of the auditor and to authorize the board to set the auditor's fees.  Auditors often provide other services in addition to audit services, which could threaten to compromise the auditor's ability to remain objective and independent.  While ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the fiscal year, ISS will ordinarily not recommend support for the reelection of the audit firm.
Korea and Taiwan.  The appointment of the external auditor is not an item that requires shareholder review.
China.  While it is acknowledged that the practice of auditors providing non-audit services to companies is problematic, the disclosure of non-audit fees is not mandatory in this market.  As such, ISS generally supports the appointment of an external auditor unless there are any known negative issues against the auditor.
Australia.  Shareholders are generally asked to approve the external auditor only when auditors are initially appointed or changed.  ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation.
Shareholder Rights/Takeover Defenses

Japan.  ISS evaluates poison pill proposals on a case-by-case basis, but our guidelines specify a number of conditions which must ALL be met before we will even consider supporting a takeover defense.  Those conditions are composed of five components: 1) plan features, 2) board practices, 3) special committee, 4) other defenses and 5) information disclosure.  Only when each of these threshold conditions is met will ISS proceed to a discussion of the company's actual vulnerability to a hostile takeover, and the plans (if any) it has announced to increase its valuation and thus reduce its vulnerability.
In evaluating poison pill renewals, ISS will examine the company's share price performance, relative to its peers, since the pill was first put in place.  Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal.  Starting in 2016 the current poison pill policy will become more stringent by requiring as necessary conditions for support of a poison pill that 1) the policy provides the board a higher degree of independence, 2) all members of the special committee are either directors or statutory auditors of the company and thus directly accountable to shareholders, and, 3) the proxy circular is posted on the stock exchange website at least four weeks prior to the meeting.
Hong Kong, Singapore, Taiwan and India.  Poison pills and dual-class shares with different voting rights are not allowed.  If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.
Korea.  Poison pills are not allowed in Korea, although it is possible to utilize redeemable convertible preferred shares to serve a similar purpose.  ISS generally recommends against proposals to create classes of shares that could be utilized as an antitakeover measure.
ISS recommends against proposals to adopt a supermajority voting requirement for removal of directors or internal auditors as it will make it difficult for shareholders to dismiss directors or internal auditors, which could reduce board accountability.
Golden parachutes are allowed in Korea, and ISS generally recommends a vote against a proposal to introduce such a clause.
China.  The adoption of antitakeover measures in China is regulated by the Management Approach on Acquisition of Listed Companies (the "Approach"), published by CSRC in 2006.  The Approach effectively forbids the employment of poison pills, scorched earth and other common shark repellent defenses during the event of a hostile takeover.  However, what can be done before the event is not regulated.  As a result, Chinese companies have increasingly been adopting preemptive measures designed to discourage and inhibit takeover attempts by placing restrictions in the company's Articles of Association.  One of the most common restrictions placed in a company's Articles of Association relates to the right of shareholders to nominate directors.  ISS generally recommends voting against such restrictive articles.
Australia.  Poison pills and dual-class shares with different voting rights are not allowed.  If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.
Environmental & Social Issue Shareholder Proposals

Japan.  In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis.  Some social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action.  If this is the case, ISS recommends voting against the proposal.
Most proposals of this type require shareholders to apply subjective criteria in making their voting decision.  While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries.  Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination.  For this reason, ISS focuses on the financial aspects of social and environmental proposals.  If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution.  Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.
Hong Kong, Singapore, China, Taiwan and India.  Shareholder proposals on environmental and social issues are not common in these markets.  ISS reviews these proposals on case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.
Korea.  Environmental & Social Issues are not items that shareholders can vote on under the current legal framework in Korea.
Australia.  Shareholder proposals on environmental and social issues are not common in Australia, with engagement carried out behind closed doors.  ISS reviews these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.
Merger & Acquisition /Economic Proposals

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia.  For every Merger & Acquisition and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: valuation, market reaction, strategic rationale, negotiations and process, conflicts of interest and governance.
Korea.  The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company.  For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors, including valuation, market reaction, strategic rationale, conflicts of interest, governance, and trading opportunity from the dissident's right.
GLOSSARY
Term	Meaning

1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor.
Affiliated Entity	An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of Dreyfus and such affiliate
AMT	Alternative Minimum Tax
Authorized Entity
A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNYM	BNY Mellon and its direct and indirect subsidiaries, including Dreyfus
BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
BNY Mellon Affiliates	Various affiliates of BNY Mellon
BNY Mellon Wealth Advisors	A division of MBSC Securities Corporation, an indirect subsidiary of BNY Mellon
BNY Mellon Wealth Brokerage Clients	Brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct
BNY Mellon Wealth Management Direct	A division of MBSC Securities Corporation, an indirect subsidiary of BNY Mellon
CCO	Chief Compliance Officer
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
Dreyfus	The Dreyfus Corporation
Dreyfus-sponsored	An IRA or Retirement Plan sponsored by Dreyfus or its affiliates, including MBSC Securities Corporation
Eligible Shares
Shares of BNY Mellon Income Stock Fund or shares of certain funds in the Dreyfus Family of Funds that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares

ETFs	Exchange-traded funds and similar exchange-traded products
ETNs	Exchange-traded notes
Exchange Account	A special account in Dreyfus Class shares of the General Government Fund created solely for the purpose of purchasing shares by exchange from Class A or Class C shares that are subject to a CDSC
Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds	BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund or BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
General Government Fund	General Government Securities Money Market Fund, a money market fund managed by Dreyfus into which certain fund shares may be exchanged
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
HGCM	Geneva Capital Management LLC, d/b/a Henderson Geneva Capital Management
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the Trust
Individual Accounts	Separate accounts in which Class M shares (held by persons other than Wealth Management Clients) or Investor shares (owned by Individual Clients) are held
Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the Trust
Investment Advisory Firm Clients	High net worth and related clients of an Investment Advisory Firm
Investment Advisory Firms
Certain investment advisory firms that make an initial investment in a fund of at least $1 million on behalf of their Investment Advisory Clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account

Institutional Investors
Institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the Distributor, and except as otherwise may be approved by BNY Mellon Wealth Management with respect to certain Retirement Plans, that make an initial investment in Class M shares of a fund of at least $1 million, and certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNY Mellon Wealth Management and make an initial investment in Class M shares of a fund of at least $1 million

IPO	Initial public offering
IRAs
Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs))

IRS	Internal Revenue Service
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Manager	BNY Mellon Fund Advisers, a division of Dreyfus
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Municipal Bonds Municipal Obligations
Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
NFA	National Futures Association
NYSE	NYSE Euronext
Premier Class Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Mid Cap Stock Fund and BNY Mellon National Intermediate Municipal Bond Fund
Purchaser
An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a Retirement Plan) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan; or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Qualified Employee Benefit Plans
Certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in one or more funds, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which the Manager and/or certain of its affiliates have entered into an agreement

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans
Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

Robeco	Robeco Investment Management, Inc., doing business as Boston Partners
S&P	Standard & Poor's Ratings Services
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents
Certain financial institutions (which may include banks), securities dealers and other industry professionals, including BNY Mellon Affiliates (for Wealth Management Clients), Investment Advisory Firms (for Investment Advisory Clients), BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct (for BNY Mellon Wealth Brokerage Clients) and the plan sponsor (for Qualified Employee Benefit Plan Accounts)

State Municipal Bonds
Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "Pennsylvania Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Funds	A fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in State Municipal Bonds or State Municipal Obligations
State Municipal Obligations
Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "Pennsylvania Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
TBCAM	The Boston Company Asset Management, LLC
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
Trust	BNY Mellon Funds Trust
Underlying Funds	Underlying funds, as described in the prospectus, in which a Fund of Funds may invest
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Limited
Wealth Management Clients	Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with BNY Mellon Affiliates

PART C
OTHER INFORMATION

Item 28.	Exhibits

(a)(1)
Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed July 7, 2000.

(a)(2)	Certificate of Amendment is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed December 23, 2004.

(a)(3)	Articles of Amendment are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed March 27, 2008.

(a)(4)	Certificates of Designation are incorporated by reference to Exhibits (a)(4) and (a)(5) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed December 28, 2011.

(a)(5)
Certificate of Amendment is incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, filed December 24, 2014 ("Post-Effective Amendment No. 53").

(a)(6)	Certificate of Amendment is incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 53.

(a)(7)	Certificate of Amendment.*

(a)(8)	Certificate of Amendment.*

(b)	Registrant's Amended and Restated By-Laws are incorporated by reference to Exhibit 77Q1 of Registrant's Form N-SAR, filed October 27, 2011.

(c)
Instruments defining the rights of holders of Registrant's securities are incorporated by reference to Articles III, V, VI, VIII and IX of Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of Registrant's Amended and Restated By-Laws.

(d)(1)
Investment Advisory Agreement is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed December 28, 2012 ("Post-Effective Amendment No. 47").

(d)(2)
Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Walter Scott & Partners Limited, with respect to the U.S. Large Cap Equity Strategy of each of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed July 14, 2010 ("Post-Effective Amendment No. 31").

(d)(3)
Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Geneva Capital Management LLC, doing business as Henderson Geneva Capital Management, with respect to the Henderson Geneva Mid Cap Growth Strategy of BNY Mellon Mid Cap Multi-Strategy Fund is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 53.

(d)(4)
Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Robeco Investment Management, Inc., doing business as Boston Partners, with respect to the Boston Partners Mid Cap Value Strategy of BNY Mellon Mid Cap Multi-Strategy Fund is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed December 27, 2013 ("Post-Effective Amendment No. 50").

(e)
Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed February 3, 2012 ("Post-Effective Amendment No. 42").

(f)	Not Applicable.

(g)(1)	Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed December 29, 2010.

(g)(2)	Amendment to the Custody Agreement is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 50.

(h)(1)	Transfer Agency Agreement is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 47.

(h)(2)	Amended Administration Agreement.*

(h)(3)	Shareholder Services Plan.*

(i)	Opinion and Consent of Registrant's counsel.*

(j)	Consent of Independent Registered Public Accounting Firm.*

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)	Rule 12b-1 Distribution Plan.*

(m)(2)	Form of Broker-Dealer Selling Agreement.*

(m)(3)	Form of Bank Selling Agreement.*

(n)	Rule 18f-3 Plan.*

(o)	Not Applicable.

(p)(1)
Code of Ethics of The Bank of New York Mellon Corporation dated November 3, 2014 is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed December 28, 2015 ("Post-Effective Amendment No. 56").

(p)(2)	Code of Ethics of Walter Scott & Partners Limited is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 31.

(p)(3)	Code of Ethics of Robeco Investment Management, Inc. is incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 47.

(p)(4)	Code of Ethics of Nonmanagement Board Members of Registrant is incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 47.

(p)(5)	Code of Ethics of Geneva Capital Management LLC is incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 53.

Other Exhibits
(1)	Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (1) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed October 27, 2005.

(2)
Power of Attorney of David K. Mossman, James Windels, Patrick J. O'Connor, John R. Alchin, Ronald R. Davenport, Jack L. Diederich, Kim D. Kelly, Kevin C. Phelan, Patrick J. Purcell, Thomas F. Ryan, Jr. and Maureen M. Young is incorporated by reference to Other Exhibits (2) of Post-Effective Amendment No. 56.

______________

*            Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

(a)            The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.  Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b)            As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.  Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office

(c)            The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending.  Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

(d)            Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Registrant and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 31(a).	Business and Other Connections of Investment Adviser

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation ("Dreyfus"), is investment adviser to the Registrant.  Dreyfus and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts.  Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus.

Item 31(b).	Business and Other Connections of Sub-Investment Advisers.

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Walter Scott & Partners Limited ("Walter Scott"), the sub-investment adviser to the U.S. Large Cap Equity Strategy of the Registrant's BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Large Cap Market Opportunities Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Walter Scott, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") by Walter Scott (SEC File No. 801-19420).

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Geneva Capital Management LLC, doing business as Henderson Geneva Capital Management ("Geneva"), the sub-investment adviser to the Henderson Geneva Mid Cap Growth Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Geneva, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Advisers Act by Geneva (SEC File No. 801-28444).

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Robeco Investment Management, Inc., doing business as Boston Partners ("Robeco"), the sub-investment adviser to the Boston Partners Mid Cap Value Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Robeco, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Advisers Act by Robeco (SEC File No. 801-61786).

Item 31.	Business and Other Connections of Investment Adviser (continued)
Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 – 3/15

		Chairman	2/13 - Present

	BNY Mellon Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin Vice Chair and Director	MBSC Securities Corporation++	Executive Vice President	3/15 - Present

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon***	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director	5/11 - Present 5/10 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Director	3/12 – 3/15

		Executive Vice President	12/11 – Present

Bennett A. MacDougall Chief Legal Officer	The Bank of New York Mellon Corporation ++	Associate General Counsel	6/15 - Present

	Deutsche Bank 60 Wall Street New York, NY 10005	Director and Associate General Counsel	6/05 - 6/15

	Deutsche Investment Management Americas, Inc. 345 Park Avenue New York, NY 10154	Chief Legal Officer	11/08 - 6/15

Kim Mustin Executive Vice President – North American Distribution	MBSC Securities Corporation++	Chief Executive Officer	3/15 - Present
	MBSC Securities Corporation++	Director	10/14 - Present

	MBSC Securities Corporation++	Executive Vice President	10/14 - 3/15

	BNY Mellon Investments CTA, LLC*	Manager	3/15 - Present

	BNY Mellon Investments CTA, LLC*	President	3/15 - Present

Charles Doumar Vice President – Tax	Alcentra NY LLC ++	Assistant Treasurer - Tax	9-14 - Present
	Alcentra US. Inc. ††††	Assistant Treasurer - Tax	9-14 - Present

	Alternative Holdings I, LLC ***	Assistant Treasurer - Tax	1/14 - Present

	Alternative Holdings II, LLC ***	Assistant Treasurer - Tax	1/14 - Present

	Asset Recovery II, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery III, LLC ***	Assistant Treasurer	9/13 – 3/15

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery VII, LLC ***	Assistant Treasurer	9/13 – 3/15

	Asset Recovery IX, LLC ***	Assistant Treasurer	3/14 – 3/15

	Asset Recovery X, LLC ***	Assistant Treasurer	3/14 – 3/15

	Asset Recovery XIII, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XV, LLC ***	Assistant Treasurer	3/13 – 3/15

	Asset Recovery XVI, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XVII, LLC ***	Assistant Treasurer	3/13 – 3/15

	Asset Recovery XVIII, LLC ***	Assistant Treasurer	7/13 – 3/15

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXI, LLC ***	Assistant Treasurer	7/13 – 3/15

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/13 – Present

	BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer - Tax	3/13 - Present

	BNY Capital Funding LLC ***	Assistant Treasurer – Tax	9/13 - Present

	BNY Investment Strategy and Solutions Group, LLC *	Assistant Treasurer – Tax	6/15 - Present

	BNY Mellon Community Development Corporation ^^^^^	Assistant Treasurer – Tax	10/13 - Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer – Tax	6/14 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Investment Servicing (US) Inc. +	Assistant Treasurer	3/14 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer	3/14 – Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	11/13 – Present

	IVY Asset Management LLC +	Assistant Treasurer	9/13 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/13 – Present

	MUNB Loan Holdings, LLC***	Assistant Treasurer	10/13 – Present

	484Wall Capital Management LLC ***	Assistant Treasurer – Tax	10/13 – Present

	Airlease Incorporated †††	Assistant Treasurer – Tax	7/13 – Present

	Albridge Solutions, Inc. ††††	Assistant Treasurer – Tax	7/13 – Present

	Allomon Corporation †	Assistant Treasurer – Tax	5/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer – Tax	8/13 – Present

	APT Holdings Corporation #	Assistant Treasurer – Tax	11/13 – Present

	AURORA-IRE, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	B.I.E. Corporation +	Assistant Treasurer – Tax	12/13 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer – Tax	4/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer – Tax	3/13 – Present

	BNY Cargo Holdings LLC***	Assistant Treasurer – Tax	7/13 – Present

	BNY Catair LLC †††	Assistant Treasurer – Tax	7/13 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer – Tax	7/14 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer – Tax	10/13 – Present

	BNY Gator LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Hitchcock Holdings LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Housing I Corp. †††	Assistant Treasurer – Tax	7/13 – Present

	BNY Housing II LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY ITC Leasing, LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Holdings LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer – Tax	10/13 – Present

	BNY Mellon Capital Markets, LLC ^^^^^	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer – Tax	8/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer – Tax	3/13 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Partnership Funding LLC ***	Manager	11/14 – 6/15

	BNY Rail Maintenance LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Recap I, LLC #	Assistant Treasurer – Tax	9/13 – Present

	BNY Salvage Inc. ***	Assistant Treasurer – Tax	3/13 – Present

	BNY Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	BNY Wings, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer – Tax	6/13 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Amherst Capital Management, LLC ***	Assistant Treasurer – Tax	11/14 – Present

	BNYM RECAP Holdings, LLC ***	Assistant Treasurer – Tax	11/14 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer – Tax	7/13 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

	Coates Holding LLC#	Assistant Treasurer – Tax	3/15 - Present

	Colson Services Corp. ^	Assistant Treasurer – Tax	3/14 - Present

	Cutwater Asset Management Corp. +++++	Assistant Treasurer – Tax	1/15 - Present

	Cutwater Holdings LLC +++++	Assistant Treasurer – Tax	1//15 - Present

	Cutwater Investor Services Corp. +++++	Assistant Treasurer - Tax	1/15 - Present

	Dreyfus Service Organization, Inc. ++	Assistant Treasurer – Tax	3/14 - Present

	EACM Advisors LLC ^^	Assistant Treasurer – Tax	1/14 - Present

	Eagle Access LLC ^^^	Assistant Treasurer – Tax	1/14 - Present

	Eagle Investment Systems LLC ^^^^	Assistant Treasurer – Tax	1/14 - Present

	ECM DE. LLC ***	Assistant Treasurer – Tax	1/14 - Present

	GIS Holdings (International) Inc. #	Assistant Treasurer – Tax	6/14 – 12/14

	Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer – Tax	5/13 – Present

	HedgeMark International, LLC ##	Assistant Treasurer – Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer – Tax	11/13 – Present

	IRE-1, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	IRE-AC, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	IRE-BC, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	IRE-SB, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	Island Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	ITCMED, Inc. ***	Assistant Treasurer – Tax	6/13 – 5/15

	JRHC 1998A LLC ####	Assistant Treasurer – Tax	12/13 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer – Tax	3/14 - Present

	Lockwood Insurance, Inc. ######	Assistant Treasurer – Tax	8/14 - Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer – Tax	8/14 - Present

	Lease Equities (Texas) Corporation #####	Assistant Treasurer – Tax	7/13 – Present

	Madison Pershing LLC ###	Assistant Treasurer – Tax	6/13 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer – Tax	8/13 – Present

	MBC Investments Corporation #	Assistant Treasurer – Tax	11/13 – Present

	MBSC Securities Corporation ++	Vice President – Tax	2/14 - Present

	MCDI (Holdings) LLC ***	Assistant Treasurer – Tax	9/13 – Present

	Mellon Capital Management Corporation **	Assistant Treasurer – Tax	1/14 - Present

	Mellon Holdings LLC++	Assistant Treasurer	2/15 - Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer – Tax	9/13 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer – Tax	9/13 – Present

	Mellon Funding Corporation +	Assistant Treasurer – Tax	3/14 - Present

	Mellon Global Investing Corp. +	Assistant Treasurer – Tax	5/14 - Present

	Mellon International Leasing Company #	Assistant Treasurer – Tax	8/14 - Present

	Mellon Leasing Corporation+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Life Insurance Company+	Assistant Treasurer – Tax	10/13 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer – Tax	12/13 - Present

	Mellon Properties Company ****	Assistant Treasurer – Tax	8/13 – Present

	Mellon Residential Funding Corporation ++++	Assistant Treasurer - Tax	4/14 - Present

	National Residential Assets Corp.***	Assistant Treasurer – Tax	4/13 – Present

	New GSM Holding Corporation ^^^^	Assistant Treasurer – Tax	7/13 – Present

	Newton Capital Management LLC.***	Assistant Treasurer – Tax	8/14 - Present

	Northern Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	NY CRE Asset Holdings, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	NY CRE Asset Holdings II, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	One Wall Street Corporation ***	Assistant Treasurer – Tax	11/13 – Present

	Pareto New York LLC++	Assistant Treasurer – Tax	11/13 – Present

	PAS Holdings LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Group LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Investments LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing LLC ###	Assistant Treasurer – Tax	7/13 – Present

	Standish Mellon Asset Management Company LLC*	Assistant Treasurer – Tax	11/14 – Present

	Stanwich Insurance Agency, Inc. ***	Treasurer	12/13 – Present

	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	6/13 – Present

	TBCAM, LLC *	Assistant Treasurer – Tax	10/13 – Present

	Technology Services Group, Inc. ^^^^^	Assistant Treasurer – Tax	9/13 – Present

	Tennessee Processing Center LLC ^^^^^	Assistant Treasurer – Tax	9/13 – Present

	The Bank of New York Consumer Leasing Corporation***	Assistant Treasurer – Tax	7/13 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer – Tax	8/13 – Present

	USPLP, Inc. ***	Assistant Treasurer – Tax	10/13 – Present

	MBNA Institutional PA Services LLC +	Treasurer	7/13 – Present

	MBNA PW PA Services LLC +	Treasurer	7/13 – Present

	Stanwich Insurance Agency, Inc. ***	Treasurer	12/13 – Present

	BNY Aurora Holding Corp. ***	Vice President	11/13 – Present

	Agency Brokerage Holding LLC***	Vice President – Tax	6/13 – Present

	BNY Community Development Enterprises Corp. ***	Vice President – Tax	4/13 – 5/14

	Asset Recovery I, LLC ***	Assistant Treasurer	9/13 - 11/13

	Asset Recovery VI, LLC ***	Assistant Treasurer	9/13 - 11/13

	Asset Recovery XII, LLC ***	Assistant Treasurer	3/13 - 11/13

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present
	The Bank of New York Mellon ***	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

Tracy A. Hopkins Vice President - Cash Strategies	MBSC Securities Corporation++	Executive Vice President Senior Vice President	2/14 – Present 2/08 – 2/14

Anthony Mayo Vice President – Information Systems	MBSC Securities Corporation++	Chief Technology Officer	4/14 – Present

Kathleen Geis Vice President	BNY Mellon International Operations (India) Private Limited	Director	5/05 - Present

	BNY Mellon, National Association+	Managing Director	7/09 – 10/14

	Albridge Solutions, Inc.	Managing Director	7/11 - Present

	BNY Mellon Distributors Holdings, Inc. #	Vice President - Real Estate	7/11 - Present

	BNY Mellon Investment Management Services LLC #	Vice President - Real Estate	10/11 - Present

	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Performance & Risk Analytics, LLC +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust Company of Illinois *****	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust of Delaware#	Vice President - Real Estate	7/11 - Present

	CenterSquare Investment Management Holdings, Inc. +++	Vice President - Real Estate	10/12 – Present

	Eagle Investment Systems LLC ^^^^	Vice President - Real Estate	7/11 – Present

	Ivy Asset Management LLC +	Vice President - Real Estate	7/11 – Present

	MBSC Securities Corporation ++	Vice President - Real Estate	7/11 – Present

	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 – Present

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 – Present

	Mellon Holdings LLC++	Vice President - Real Estate	7/11 – Present

	Pareto New York LLC ++	Vice President - Real Estate	7/11 – Present

	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 – 5/13

	Technology Services Group, Inc. ^^^^^	Vice President - Real Estate	7/11 – Present

	Tennessee Processing Center LLC ^^^^^	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present

	Alcentra US, Inc. ††††	Vice President - Real Estate	7/11 - Present

	BNY Mellon Capital Markets LLC^^^^^	Vice President - Real Estate	7/11 - Present

	Pershing LLC ###	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Managing Director	7/09 - Present

	MBNA Institutional PA Services, LLC+	Managing Director	7/09 – 10/14

Claudine Orloski Vice President – Tax	Dreyfus Service Organization++	Vice President – Tax	8/14 – Present

	MBSC Securities Corporation++	Vice President – Tax	2/12 - Present

	Asset Recovery II, LLC***	Assistant Treasurer	9/11 - Present

	Asset Recovery III, LLC ***	Assistant Treasurer	9/11 – 3/15

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery IX, LLC ***	Assistant Treasurer	2/11 – 3/15

	Asset Recovery V, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery VII, LLC ***	Assistant Treasurer	2/11 – 3/15

	Asset Recovery X, LLC ***	Assistant Treasurer	2/11 – 3/15

	Asset Recovery XIII, LLC***	Assistant Treasurer	3/11 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XV, LLC ***	Assistant Treasurer	3/11 – 3/15

	Asset Recovery XVI, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XVII, LLC ***	Assistant Treasurer	3/11 – 3/15

	Asset Recovery XVIII, LLC ***	Assistant Treasurer	7/11 – 3/15

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXI, LLC ***	Assistant Treasurer	7/11 – 3/15

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/11 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Trust of Delaware #	Assistant Treasurer	11/11 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/11 – Present

	Mellon Holdings LLC ++	Assistant Treasurer	12/11 – Present

	MUNB Loan Holdings, LLC ***	Assistant Treasurer	10/11 – Present

	484 Wall Capital Management LLC	Assistant Treasurer -Tax	10/13 – Present

	Airlease Incorporated †††	Assistant Treasurer -Tax	7/11 – Present

	Albridge Solutions, Inc. ††††	Assistant Treasurer -Tax	6/11 – Present

	Alcentra NY, LLC ++	Assistant Treasurer -Tax	10/12 – Present

	Alcentra US, Inc. ††††	Assistant Treasurer -Tax	10/11 – Present

	Allomon Corporation †	Assistant Treasurer -Tax	5/12 – Present

	Alternative Holdings I, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	Alternative Holdings II, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer -Tax	8/11 – Present

	APT Holdings Corporation #	Assistant Treasurer -Tax	12/11 – Present

	AURORA-IRE, INC. †††	Assistant Treasurer -Tax	7/11 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer -Tax	4/12 – Present

	BNY Administrative Services LLC ***	Assistant Treasurer –Tax	12/11 – Present

	BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer –Tax	3/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer –Tax	7/11 – Present

	BNY Cargo Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Catair LLC †††	Assistant Treasurer –Tax	7/11 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Gator LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Hitchcock Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Housing I Corp. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY Housing II LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Investment Strategy and Solutions Group LLC *	Assistant Treasurer –Tax	6/15 – Present

	BNY Investment Management Services LLC #	Assistant Treasurer –Tax	10/11 – Present

	BNY ITC Leasing, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer –Tax	10/13 – Present

	BNY Mellon Capital Markets, LLC ^^^^^	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing, LLC ***	Assistant Treasurer –Tax	6/11 – Present

	BNY Mellon Community Development Corporation ^^^^^	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer –Tax	7/12 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer –Tax	8/12 – Present

	BNY Mellon Investment Servicing (US) Inc. #	Assistant Treasurer –Tax	3/11 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer –Tax	3/11 – Present

	BNY Mellon Performance & Risk Analytics, Inc. (US) ^^^^^^	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Performance & Risk Analytics, LLC +	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Transition Management Advisors, LLC **	Assistant Treasurer –Tax	5/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer –Tax	3/11 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer –Tax	5/11 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Rail Maintenance LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Real Estate Holdings LLC ***	Assistant Treasurer –Tax	4/11 – Present

	BNY Recap I, LLC #	Assistant Treasurer –Tax	11/11 – Present

	BNY Salvage Inc. ***	Assistant Treasurer –Tax	3/11 – Present

	BNY Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY Wings, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY XYZ Holdings LLC ***	Assistant Treasurer –Tax	5/11 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer –Tax	7/14 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer –Tax	6/12 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer –Tax	6/12 – Present

	Amherst Capital Management LLC ***	Assistant Treasurer –Tax	11/14 – Present

	BNYM RECAP Holdings, LLC ***	Assistant Treasurer –Tax	11/14 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer –Tax	4/11 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer –Tax	4/11 – Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer –Tax	7/11 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

	Coates Holding LLC#	Assistant Treasurer – Tax	3/15 - Present

	Colson Services Corp. ^	Assistant Treasurer –Tax	2/11 – Present

	Cutwater Asset Management Corp. +++++	Assistant Treasurer – Tax	1/15 - Present

	Cutwater Holdings LLC +++++	Assistant Treasurer – Tax	1//15 - Present

	Cutwater Investor Services Corp. +++++	Assistant Treasurer - Tax	1/15 - Present

	EACM Advisors LLC ^^	Assistant Treasurer –Tax	4/14 – Present

	Eagle Access LLC ^^^	Assistant Treasurer –Tax	1/12 – Present

	Eagle Investment Systems LLC ^^^^	Assistant Treasurer –Tax	1/12 – Present

	ECM DE, LLC ***	Assistant Treasurer –Tax	3/11 – Present

	GIS Holdings (International) Inc. #	Assistant Treasurer –Tax	4/12 – 12/14

	Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer –Tax	5/11 – Present

	HedgeMark International, LLC ##	Assistant Treasurer –Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer –Tax	7/12 – Present

	IRE-1, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	IRE-AC, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	IRE-BC, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	IRE-SB, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	Island Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	ITCMED, Inc. ***	Assistant Treasurer –Tax	6/11 – 5/15

	JRHC 1998A LLC ####	Assistant Treasurer –Tax	12/11 – Present

	Lease Equities (Texas) Corporation#####	Assistant Treasurer –Tax	7/11 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Madison Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer –Tax	8/11 – Present

	MBC Investments Corporation #	Assistant Treasurer –Tax	11/11 – Present

	MBNA Institutional PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MBNA PW PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MCDI (Holdings) LLC ***	Assistant Treasurer –Tax	8/11 – Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer –Tax	8/11 – Present

	Mellon Capital Management Corporation **	Assistant Treasurer –Tax	10/13 – Present

	Mellon EFT Services Corporation †††††	Assistant Treasurer –Tax	2/11 – Present

	Mellon Financial Services Corporation #1 +	Assistant Treasurer –Tax	7/11 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Funding Corporation +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer –Tax	5/11 – Present

	Mellon International Leasing Company #	Assistant Treasurer –Tax	7/11 – Present

	Mellon Leasing Corporation +	Assistant Treasurer –Tax	9/11 – Present

	Mellon Life Insurance Company +	Assistant Treasurer –Tax	10/12 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Mellon Properties Company ****	Assistant Treasurer –Tax	8/12 – Present

	Mellon Residential Funding Corporation ****	Assistant Treasurer –Tax	4/14 – Present

	National Residential Assets Corp. ***	Assistant Treasurer –Tax	4/12 – Present

	New GSM Holding Corporation ^^^^	Assistant Treasurer –Tax	7/11 – Present

	Newton Capital Management LLC ***	Assistant Treasurer –Tax	10/11 – Present

	Northern Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	NY CRE Asset Holdings II, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	NY CRE Asset Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	One Wall Street Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Pareto New York LLC ++	Assistant Treasurer –Tax	11/11 – Present

	PAS Holdings LLC ***	Assistant Treasurer –Tax	6/11 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer –Tax	6/11 – Present

	Pershing Group LLC ###	Assistant Treasurer –Tax	4/11 – Present

	Pershing Investments LLC ***	Assistant Treasurer –Tax	2/11 – Present

	Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	PFS Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	Standish Mellon Asset Management Company LLC	Assistant Treasurer –Tax	11/14 - Present

	Stanwich Insurance Agency, Inc. ***	Assistant Treasurer –Tax	12/11 – Present

	TBC Securities Co., Inc. *	Assistant Treasurer –Tax	7/11 – Present

	TBCAM, LLC *	Assistant Treasurer –Tax	10/13 – Present

	Technology Services Group, Inc. ^^^^^	Assistant Treasurer –Tax	5/11 – Present

	Tennessee Processing Center LLC ^^^^^	Assistant Treasurer –Tax	9/11 – Present

	The Bank of New York Consumer Leasing Corporation ***	Assistant Treasurer –Tax	5/11 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer –Tax	6/11 – Present

	USPLP, Inc. ***	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Investment Management Holdings LLC #	Assistant Vice President –Tax	12/12 – Present

	BNY Aurora Holding Corp. ***	Vice President	10/11 – Present

	Agency Brokerage Holding LLC ***	Vice President –Tax	2/11 – Present

	MBSC Securities Corporation ++	Vice President –Tax	2/12 – Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94105.
***	The address of the business so indicated is One Wall Street, New York, New York 10286.
****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, LA 70002.
*****	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL, 60602
******	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY, 10022
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA, 19462
++++	The address of the business so indicated is 500 Grant Street, Pittsburgh, PA 15258
+++++	The address of the business so indicated is 113 King Street, Armonk, NY 10504
†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, PA 15259.
†††	The address of the business so indicated is 100 White Clay Center, Newark, DE 19711.
†††	The address of the business so indicated is 1633 Broadway, New York, NY, 10019
††††	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA, 90024
†††††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA, 19103
††††††	The address of the business so indicated is 10 Gresham Street, London, EC2V 7JD
^	The address of the business so indicated is 4 New York Plaza, New York, NY, 10004
^^	The address of the business so indicated is 200 Connecticut Avenue, Norwalk, CT, 06854-1940
^^^	The address of the business so indicated is One Wells Avenue, Newton, MA, 02459
^^^^	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT, 06107
^^^^^	The address of the business so indicated is 101 Barclay Street, 3rd Floor, New York, NY, 10286
^^^^^^	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA, 98402
#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, DE, 19809
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY, 10017
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ, 07399
####	The address of the business so indicated is 601 Travis Street, 17th Floor, Houston, TX, 77002
#####	The address of the business so indicated is 1201 Louisiana, Suite 3160, Houston, TX, 77002
######	The address of the business so indicated is 760 Moore Road, King of Prussia, PA, 19406-1212
#######	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO, 80111
########	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY, 10104

Item 32. Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	Advantage Funds, Inc.
2.	BNY Mellon Absolute Insight Funds, Inc.
3.	BNY Mellon Funds Trust
4.	CitizensSelect Funds
5.	Dreyfus Appreciation Fund, Inc.
6.	Dreyfus BASIC Money Market Fund, Inc.
7.	Dreyfus BNY Mellon Funds, Inc.
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus Cash Management
10.	Dreyfus Funds, Inc.
11.	The Dreyfus Fund Incorporated
12.	Dreyfus Government Cash Management Funds
13.	Dreyfus Growth and Income Fund, Inc.
14.	Dreyfus Index Funds, Inc.
15.	Dreyfus Institutional Cash Advantage Funds
16.	Dreyfus Institutional Preferred Money Market Funds
17.	Dreyfus Institutional Reserves Funds
18.	Dreyfus Intermediate Municipal Bond Fund, Inc.
19.	Dreyfus International Funds, Inc.
20.	Dreyfus Investment Funds
21.	Dreyfus Investment Grade Funds, Inc.
22.	Dreyfus Investment Portfolios
23.	The Dreyfus/Laurel Funds, Inc.
24.	The Dreyfus/Laurel Funds Trust
25.	Dreyfus Liquid Assets, Inc.
26.	Dreyfus Manager Funds I
27.	Dreyfus Manager Funds II
28.	Dreyfus Midcap Index Fund, Inc.
29.	Dreyfus Municipal Bond Opportunity Fund
30.	Dreyfus Municipal Cash Management Plus
31.	Dreyfus Municipal Funds, Inc.
32.	Dreyfus New Jersey Municipal Bond Fund, Inc.
33.	Dreyfus New York AMT-Free Municipal Bond Fund
34.	Dreyfus New York Municipal Cash Management
35.	Dreyfus New York Tax Exempt Bond Fund, Inc.
36.	Dreyfus Opportunity Funds
37.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
38.	Dreyfus Premier GNMA Fund, Inc.
39.	Dreyfus Premier Investment Funds, Inc.
40.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
41.	Dreyfus Premier Worldwide Growth Fund, Inc.
42.	Dreyfus Research Growth Fund, Inc.
43.	Dreyfus State Municipal Bond Funds
44.	Dreyfus Stock Funds
45.	Dreyfus Short Duration Bond Fund
46.	The Dreyfus Socially Responsible Growth Fund, Inc.
47.	Dreyfus Stock Index Fund, Inc.
48.	Dreyfus Tax Exempt Cash Management Funds
49.	The Dreyfus Third Century Fund, Inc.
50.	Dreyfus Treasury & Agency Cash Management
51.	Dreyfus Treasury Prime Cash Management
52.	Dreyfus U.S. Treasury Intermediate Term Fund
53.	Dreyfus U.S. Treasury Long Term Fund
54.	Dreyfus Variable Investment Fund
55.	General California Municipal Money Market Fund
56.	General Government Securities Money Market Funds, Inc.
57.	General Money Market Fund, Inc.
58.	General Municipal Money Market Funds, Inc.
59.	General New Jersey Municipal Money Market Fund, Inc.
60.	General New York AMT-Free Municipal Money Market Fund
61.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kenneth Bradle**	President and Director	None
J. Charles Cardona*	Chairman of the Board and Co-Head	Executive Vice President (Money Market Funds Only)
Sue Ann Cormack†	Executive Vice President	None
Diane P. Durnin†††	Executive Vice President	None
Tracy Hopkins*	Executive Vice President	None
William H. Maresca**	Executive Vice President and Director	None
Kimberly M. Mustin†††	Chief Executive Officer and Director	None
Paul D. Nobile†††	Executive Vice President	None
Christopher D. O'Connor†††	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone*******	Executive Vice President	None
Cheryl M. Pipia†††	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Bill E. Sappington*	Executive Vice President and Director	None
Brie A. Steingarten*	Chief Legal Officer and Secretary	None
Eric P. Cola*	Senior Vice President	None
Mercedes Katz**	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Jaynthi Gandhi†††	Chief Compliance Officer (Broker-Dealer Business)	None
Katherine M. Scott*	Chief Risk Officer	None
Anthony Mayo*	Chief Technology Officer	None
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Karin L. Waldmann**	Privacy Officer	None
Charles Doumar†††	Vice President – Tax	None
Timothy I. Barrett**	Vice President	None
Jill Gill*	Vice President	None
Kathleen Geis††	Vice President	None
Joseph R. Kane***	Vice President – Tax	None
Donna M. Impagliazzo**	Vice President – Compliance	None
Carla R. Wanzer**	Vice President	None
Claudine Orloski***	Vice President – Tax	None
John Shea†††	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil******	Vice President – Finance	None
William Verity******	Vice President – Finance	None
James Windels*******	Vice President	Treasurer
Ronny Santos*	Assistant Vice President	None
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
Audrey Edwards***	Assistant Secretary	None
Susan K. Maroni***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None
Victor R. Siclari***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
******	Principal business address is 101 Barclay Street, New York 10286.
*******	Principal business address is 2 Hanson Place, Brooklyn, New York 11217
†	Principal business address is 201 Columbine Street, Suite 200, Denver, CO 80206
††	Principal business address is 525 William Penn Place, Pittsburgh, PA 15259
†††	Principal business address is 225 Liberty Street, New York, NY 10286

Item 33.	Location of Accounts and Records
	1.	The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

	2.	The Bank of New York Mellon
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

	3.	BNY Mellon Investment Servicing (US), Inc.
4400 Computer Drive
Westborough, MA 01581

	4.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

	5.	The Dreyfus Corporation
2 Hanson Place
Brooklyn, New York 11217

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of May, 2016.

BNY MELLON FUNDS TRUST

BY:	/s/ Patrick T. Crowe
Patrick T. Crowe, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
	Signatures	Title	Date

	/s/ Patrick T. Crowe	President (Principal Executive Officer)	May 27, 2016
Patrick T. Crowe

	/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	May 27, 2016
James Windels

	/s/ Patrick J. O'Connor*	Chairman of the Board of Trustees	May 27, 2016
Patrick J. O'Connor

	/s/ John R. Alchin*	Trustee	May 27, 2016
John R. Alchin

	/s/ Ronald R. Davnport*	Trustee	May 27, 2016
Ronald R. Davenport

	/s/ John L. Diederich*	Trustee	May 27, 2016
John L. Diederich

	/s/ Kim D. Kelly*	Trustee	May 27, 2016
Kim D. Kelly

	/s/ Kevin C. Phelan*	Trustee	May 27, 2016
Kevin C. Phelan

	/s/ Patrick J. Purcell*	Trustee	May 27, 2016
Patrick J. Purcell

	/s/ Thomas F. Ryan, Jr.*	Trustee	May 27, 2016
Thomas F. Ryan, Jr.

	/s/ Maureen M. Young*	Trustee	May 27, 2016
Maureen M. Young

*BY:	/s/ Joseph M. Chioffi
Joseph M. Chioffi Attorney-in-Fact

INDEX OF EXHIBITS

(a)(7)	Certificate of Amendment
(a)(8)	Certificate of Amendment
(h)(2)	Amended Administration Agreement
(h)(3)	Shareholder Services Plan
(i)	Opinion and Consent of Registrant's counsel
(j)	Consent of Independent Registered Public Accounting Firm
(m)(1)	Rule 12b-1 Distribution Plan
(m)(2)	Form of Broker-Dealer Selling Agreement
(m)(3)	Form of Bank Selling Agreement
(n)	Rule 18f-3 Plan